UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2016

Date of reporting period:	10/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential QMA International Equity Fund

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Long-term growth of capital

Highlights

PRUDENTIAL QMA INTERNATIONAL EQUITY FUND

•

Strong stock selection in the financials sector, led by bank companies, added to performance. Among countries, the Fund benefited from effective stock picking in Germany’s consumer discretionary sector.

•	Valuation factors detracted from the Fund’s performance overall, with growth (analyst revisions), financial momentum, quality, and profitability signals generating mixed results.

•

The Fund was hampered by stock selection in the industrials sector, most notably in Japan, while China was the largest country detractor due to stock picking in the health care, information technology, and utilities sectors. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA International Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA International Equity Fund

December 15, 2016

Prudential QMA International Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	–0.93	25.53	–3.58
Class B	–1.55	21.24	–10.08
Class C	–1.56	21.05	–10.21
Class Z	–0.44	27.45	–0.89
MSCI All Country World Ex-US Index	0.22	19.55	17.34
Lipper International Multi-Cap Core Funds Average	–1.96	28.62	14.46

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	0.37	5.73	–0.46
Class B	0.35	6.02	–0.62
Class C	4.53	6.17	–0.62
Class Z	6.51	7.25	0.36
MSCI All Country World Ex-US Index	9.26	6.04	2.16
Lipper International Multi-Cap Core Funds Average	6.28	7.42	1.78

Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	–6.37	3.47	–0.93
Class B	–6.43	3.75	–1.06
Class C	–2.53	3.89	–1.07
Class Z	–0.44	4.97	–0.09

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Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	–0.93	4.65	–0.36
Class B	–1.55	3.93	–1.06
Class C	–1.56	3.89	–1.07
Class Z	–0.44	4.97	–0.09

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA International Equity Fund (Class A shares) with a similar investment in the MSCI All Country World Ex-US Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2006) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Prudential QMA International Equity Fund	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

MSCI All Country World Ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The MSCI ACWI ex-US Index consists of 45 country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

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Lipper International Multi-Cap Core Funds Average—The Lipper International Multi-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper International Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average are funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have above-average characteristics compared to the MSCI EAFE Index.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
Samsung Electronics Co. Ltd., Technology Hardware, Storage & Peripherals	1.6
Roche Holding AG, Pharmaceuticals	1.5
HSBC Holdings PLC, Banks	1.5
British American Tobacco PLC, Tobacco	1.2
BP PLC, Oil, Gas & Consumable Fuels	1.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Banks	14.8
Pharmaceuticals	7.5
Oil, Gas & Consumable Fuels	6.7
Insurance	4.1
Diversified Telecommunication Services	4.0

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA International Equity Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA International Equity Fund’s Class A shares returned –0.93% for the 12-month period ended October 31, 2016, lagging the 0.22% return of the MSCI All Country World Ex-US (MSCI ACWI Ex-US) Index (the Index) and outperforming the –1.96% decline of the Lipper International Multi-Cap Core Funds Average.

What were market conditions?

•

During the fourth quarter of 2015 when the reporting period began, investors generally focused on the plunge in oil prices and the condition of China’s economy and financial markets. Developed markets stocks advanced for the quarter overall, though European equities posted mixed results as the eurozone continued to face deep structural problems. In Japan, the economy appeared to be bouncing back from recession-like conditions seen in the middle of 2016. Performance varied among emerging markets countries, many of which rely on commodity exports.

•

The first quarter of 2016 was a tale in two parts. At the beginning of the quarter, risk aversion increased amid deteriorating economic data in developed and emerging markets countries, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. Nevertheless, developed markets stocks posted a decline for the quarter as a whole. Emerging markets stocks generated a solid gain.

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” increased market volatility. Although the Brexit decision raised considerable uncertainty, the macroeconomic fallout appeared to be manageable, if not limited. However, Switzerland, Spain, and Ireland have significant banking system exposure to the UK. Overall, developed markets stocks retreated during the quarter, while emerging markets stocks recorded a modestly positive return.

•

In the third quarter, developed markets and emerging markets stocks gained ground. European stocks performed particularly well, led by Austria, Germany, and France. Countries in the Pacific region turned in mixed results, with positive performance in New Zealand, Hong Kong, Japan, and Australia.

What worked?

•

During the reporting period, the Fund benefited from strong stock selection in the financials sector, with holdings in the banking industry contributing most positively to performance versus the Index. Investments in the capital markets industry and among

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real estate investment trusts (REITs) also increased relative returns. Within the telecommunications services sector, the Fund’s overweight in Japan was advantageous.

•

In terms of countries, Fund performance was strongest in Germany, largely because of effective stock selection in the consumer discretionary sector, driven by investments and an overweight in textiles, apparel & luxury goods, and holdings among automobile stocks. Positioning in Brazil, more specifically the Fund’s overweights in the financials and materials sectors, added to relative results. In addition, the Fund was helped by its exposure to Australia, primarily stock selection, and an overweight in the materials sector.

What didn’t work?

•

When evaluating slower-growing stocks, QMA places a heavier emphasis on valuation factors, such as price-to-earnings ratios and dividend yield. For faster-growing stocks, QMA’s analyst revisions factor places a heavier weighting on information about earnings and sales. Quality is also considered important across the growth spectrum. This allows the Fund to potentially add value throughout the full range of slow- to fast-growing companies, while maintaining a core profile.

•

During the period, valuation factors detracted from the Fund’s returns in developed markets. Growth, financial momentum and profitability, and quality factors generated mixed results, after having outperformed in the fourth quarter 2015.

•

Valuation factors also detracted from the Fund’s performance in the emerging markets, especially at the beginning of 2016, although their effectiveness improved toward the end of the period. Growth, financial momentum and profitability, and quality factors provided mixed results.

•

In terms of sectors, the Fund’s performance was weakest in industrials due to difficult stock selection in Japan and Spain, as well as an underweight position in Canada. Within energy, the Fund’s losses were led by stock selection and an underweight in Canada, followed an underweight position in Brazil and stock picking in Norway and Poland. In the information technology sector, the Fund was hurt by stock selection in China, Israel, and Taiwan.

•

Among countries, China was the largest detractor from relative returns as effective stock selection in the financials sector was more than offset by weak stock picking in the health care, information technology, and utilities sectors. The Fund also underperformed in Canada because of difficult stock selection and underweight positions in the energy sector and metals & mining stocks. Another laggard was Japan where the Fund was hampered by stock choices in the industrials sector, an overweight in the banking industry, and selection among household durable names.

Prudential QMA International Equity Fund	9

Strategy and Performance Overview (continued)

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Fortescue Metals Group Ltd	0.51	Universal Health International Group Holding Ltd.	–0.36
Banco Santander (Brasil) SA	0.48	Mitsubishi UFJ Financial Group, Inc.	–0.39
adidas AG	0.49	Teva Pharmaceutical Industries Limited	–0.33
Itausa—Investimentos Itau SA Pfd	0.46	Abengoa S.A. Class B	–0.20
Evolution Mining Limited	0.29	Cia Energetica de Minas Gerais Cemig CMIG Pfd	–0.25

Current outlook

•

QMA will continue to manage the Fund as a risk-controlled portfolio, using a bottom-up process that focuses on factors within four broad groups: valuation, growth (analyst revisions), financial momentum/profitability, and quality.

•	All overweight and underweight positions in the Fund will be the result of the stock selection process and not a reflection of sentiment on any particular market segment.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential QMA International Equity Fund	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA International Equity Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,030.20	1.62%	$8.27
	Hypothetical	$1,000.00	$1,016.99	1.62%	$8.21
Class B	Actual	$1,000.00	$1,026.40	2.32%	$11.82
	Hypothetical	$1,000.00	$1,013.47	2.32%	$11.74
Class C	Actual	$1,000.00	$1,026.50	2.32%	$11.82
	Hypothetical	$1,000.00	$1,013.47	2.32%	$11.74
Class Z	Actual	$1,000.00	$1,031.50	1.32%	$6.74
	Hypothetical	$1,000.00	$1,018.50	1.32%	$6.70

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.66	1.66
B	2.36	2.36
C	2.36	2.36
Z	1.36	1.36

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential QMA International Equity Fund	13

Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.6%

COMMON STOCKS 96.6%

Australia 4.5%
Aristocrat Leisure Ltd.	72,001	$838,296
Bluescope Steel Ltd.	103,305	612,870
Coca-Cola Amatil Ltd.	140,342	1,016,747
Commonwealth Bank of Australia	2,158	120,138
Credit Corp. Group Ltd.	26,723	359,604
Dexus Property Group, REIT	237,196	1,611,303
Fortescue Metals Group Ltd.	479,587	2,012,647
Goodman Group, REIT	17,990	92,730
Macquarie Group Ltd.	29,364	1,775,036
Oz Minerals Ltd.	171,314	875,302
Perpetual Ltd.	25,470	874,582
Regis Resources Ltd.	239,066	602,911
Suncorp Group Ltd.	18,750	170,177
Sydney Airport	27,783	132,074
Transurban Group	29,211	230,490

		11,324,907

Austria 1.2%
Erste Group Bank AG	3,509	110,038
Lenzing AG	7,431	968,485
UNIQA Insurance Group AG	109,793	707,208
voestalpine AG	34,859	1,234,923

		3,020,654

Belgium 0.1%
Anheuser-Busch InBev SA/NV	1,473	169,057

Brazil 1.3%
Banco Santander Brasil SA	265,100	2,188,404
Smiles SA	56,100	1,026,391

		3,214,795

Canada 5.5%
Bank of Montreal	35,200	2,240,119
Bank of Nova Scotia (The)	16,500	886,692
Canadian National Railway Co.	1,600	100,583
CCL Industries, Inc. (Class B Stock)	600	106,706
CGI Group, Inc.*	2,600	123,497
Genworth MI Canada, Inc.(a)	33,000	716,685
Magna International, Inc.	6,000	246,343
Metro, Inc.	27,800	859,307

See Notes to Financial Statements.

Prudential QMA International Equity Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Canada (cont’d.)
Open Text Corp.	22,200	$1,378,376
Royal Bank of Canada	42,400	2,649,012
Toronto-Dominion Bank (The)	62,800	2,849,480
TransCanada Corp.	23,800	1,077,415
Turquoise Hill Resources Ltd.*	259,500	804,831

		14,039,046

Chile 0.6%
Cencosud SA	389,072	1,268,376
Engie Energia Chile SA	200,764	356,213

		1,624,589

China 6.0%
Alibaba Group Holding Ltd., ADR*(a)	7,700	783,013
Bank of Communications Co. Ltd. (Class H Stock)	2,135,000	1,622,757
BYD Electronic International Co. Ltd.	1,092,500	859,563
China CITIC Bank Corp. Ltd. (Class H Stock)	1,083,000	698,461
China Construction Bank Corp. (Class H Stock)	1,266,000	924,493
China Everbright Bank Co. Ltd. (Class H Stock)	744,000	339,209
China Lumena New Materials Corp.*(b)(c)	5,060,000	6,524
China Railway Group Ltd. (Class H Stock)	129,000	99,439
China Telecom Corp. Ltd. (Class H Stock)	792,000	408,326
Citic Ltd.	66,000	94,708
Guangzhou Automobile Group Co. Ltd.	250,000	301,903
Guangzhou R&F Properties Co. Ltd.	802,400	1,130,850
Huadian Power International Corp. Ltd. (Class H Stock)	596,000	255,441
Huaneng Power International, Inc. (Class H Stock)	1,452,000	892,514
JinkoSolar Holding Co. Ltd., ADR*(a)	10,200	157,182
Kaisa Group Holdings Ltd.*(a)(b)	1,496,000	—
NetEase, Inc., ADR	1,200	308,388
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	245,500	1,292,194
Powerlong Real Estate Holdings Ltd.	543,000	184,288
Shanghai Pharmaceuticals Holding Co. Ltd. (Class H Stock)	50,500	129,953
Sinopec Shanghai Petrochemical Co. Ltd. (Class H Stock)	1,692,000	862,503
Tencent Holdings Ltd.	106,000	2,809,248
Tianneng Power International Ltd.	266,000	240,120
Xinyi Solar Holdings Ltd.(a)	2,064,000	764,622

		15,165,699

Colombia 0.3%
Almacenes Exito SA	160,984	803,105

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Denmark 1.1%
Novo Nordisk A/S (Class B Stock)	25,422	$905,672
Vestas Wind Systems A/S	25,106	2,011,390

		2,917,062

Faroe Islands 0.4%
Bakkafrost P/F	22,630	948,814

Finland 1.7%
Kesko OYJ (Class B Stock)	3,734	185,543
Kone OYJ (Class B Stock)	29,832	1,372,627
Neste OYJ	2,394	103,283
Sponda OYJ	103,438	489,725
UPM-Kymmene OYJ	91,926	2,138,348

		4,289,526

France 6.5%
Atos SE	1,308	135,736
AXA SA	99,025	2,234,244
BNP Paribas SA	41,652	2,415,131
Orange SA	15,834	249,128
Peugeot SA*	92,736	1,388,729
Renault SA	8,180	711,351
Safran SA	4,517	310,822
Sanofi	24,837	1,932,795
SEB SA	4,522	665,530
Societe Generale SA	48,169	1,878,961
Thales SA	1,598	150,349
Total SA	46,494	2,227,301
Valeo SA	29,094	1,678,873
Vinci SA	7,206	521,858

		16,500,808

Germany 5.1%
Aareal Bank AG	27,434	992,297
adidas AG	12,936	2,125,317
Allianz SE	17,794	2,777,732
Bayer AG	24,610	2,443,531
Deutsche Post AG	13,962	432,976
Deutsche Telekom AG	48,567	792,385
Evonik Industries AG	3,289	103,000
Grammer AG	2,455	140,541
Henkel AG & Co. KGaA	2,673	294,519

See Notes to Financial Statements.

Prudential QMA International Equity Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Germany (cont’d.)
Siemens AG	21,942	$2,493,005
Sixt SE	4,092	248,306

		12,843,609

Greece 0.6%
JUMBO SA	73,432	1,043,498
Motor Oil Hellas Corinth Refineries SA	34,248	410,087

		1,453,585

Hong Kong 3.8%
AIA Group Ltd.	122,200	768,761
BOC Hong Kong Holdings Ltd.	431,000	1,536,196
China High Speed Transmission Equipment Group Co. Ltd.	869,000	900,719
Galaxy Entertainment Group Ltd.	402	1,646
Henderson Land Development Co. Ltd.	232,100	1,372,924
Kingboard Chemical Holdings Ltd.	67,000	198,055
Link REIT (The), REIT	202,000	1,437,015
Skyworth Digital Holdings Ltd.	1,132,000	730,674
Sun Hung Kai Properties Ltd.	12,000	178,694
WH Group Ltd., 144A	1,739,500	1,408,815
Wheelock & Co. Ltd.	183,000	1,126,202

		9,659,701

Hungary 0.3%
Magyar Telekom Telecommunications PLC	425,746	703,915

India 1.5%
Power Finance Corp. Ltd.	720,476	1,345,346
Reliance Industries Ltd., GDR, 144A	36,090	1,144,053
Reliance Infrastructure Ltd., GDR	5,869	143,497
Rural Electrification Corp. Ltd.	485,226	980,647
Tata Motors Ltd., ADR	7,700	303,457

		3,917,000

Indonesia 0.4%
Gudang Garam Tbk PT	17,100	88,971
Telekomunikasi Indonesia Persero Tbk PT	3,189,400	1,029,774

		1,118,745

Ireland 0.3%
Paddy Power Betfair PLC	6,590	682,657

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Israel 0.7%
Teva Pharmaceutical Industries Ltd.	40,891	$1,707,844

Italy 1.3%
Atlantia SpA	6,199	151,777
Enel SpA	110,951	477,018
Intesa Sanpaolo SpA	213,947	496,075
Intesa Sanpaolo SpA-RSP	274,305	593,887
Recordati SpA	6,196	175,217
Telecom Italia SpA-RSP	1,948,690	1,383,282

		3,277,256

Japan 16.3%
ANA Holdings, Inc.	49,000	137,630
Astellas Pharma, Inc.	123,100	1,827,033
Bandai Namco Holdings, Inc.	5,600	167,754
Central Japan Railway Co.	9,800	1,666,453
Chubu Electric Power Co., Inc.	8,800	129,548
Daiichi Sankyo Co. Ltd.	63,000	1,513,842
Daiwa House Industry Co. Ltd.	23,300	639,505
East Japan Railway Co.	4,000	352,114
Fuji Heavy Industries Ltd.	32,400	1,266,079
Fujitsu General Ltd.	7,000	160,627
Iida Group Holdings Co. Ltd.	64,600	1,248,686
ITOCHU Corp.	125,100	1,579,850
Japan Tobacco, Inc.	55,900	2,125,325
Kajima Corp.	194,000	1,308,248
Kao Corp.	14,500	746,120
KDDI Corp.	81,900	2,489,201
Koito Manufacturing Co. Ltd.	14,800	777,028
Konami Holdings Corp.	30,500	1,204,518
Matsumotokiyoshi Holdings Co. Ltd.	16,200	834,597
Medipal Holdings Corp.	74,900	1,279,757
Mitsubishi Corp.	21,600	470,123
Mitsui & Co. Ltd.	70,200	972,622
Nippon Telegraph & Telephone Corp.	47,484	2,105,291
Nissan Motor Co. Ltd.	171,300	1,742,547
Nitori Holdings Co. Ltd.	5,200	621,150
North Pacific Bank Ltd.	179,400	669,053
NTT DOCOMO, Inc.	15,100	379,221
Obayashi Corp.	127,300	1,226,308
ORIX Corp.	125,400	1,987,139
Penta-ocean Construction Co. Ltd.	52,600	313,451
Screen Holdings Co. Ltd.	14,000	957,732

See Notes to Financial Statements.

Prudential QMA International Equity Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
Shimizu Corp.	144,000	$1,279,822
Sumitomo Forestry Co. Ltd.	59,800	833,029
Sumitomo Mitsui Financial Group, Inc.	55,700	1,931,213
Suzuki Motor Corp.	42,600	1,518,959
Taisei Corp.	183,000	1,371,594
TDK Corp.	1,700	117,377
Tokyo Electron Ltd.	3,200	288,656
Tosoh Corp.	47,000	306,934
Toyota Motor Corp.	16,033	930,022

		41,476,158

Malaysia 0.2%
Padini Holdings Bhd	222,100	149,784
Unisem M Bhd	684,200	415,400

		565,184

Mexico 0.5%
Fresnillo PLC	5,412	108,885
Grupo Aeroportuario Del Centro Norte SAB de CV	141,900	828,082
Industrias Bachoco SAB de CV	62,300	275,292

		1,212,259

Netherlands 2.2%
ING Groep NV	163,321	2,143,928
Royal Dutch Shell PLC (Class A Stock)	63,388	1,578,814
Royal Dutch Shell PLC (Class B Stock)	61,779	1,593,442
Steinhoff International Holdings NV	24,079	129,898
Wolters Kluwer NV	2,543	98,339

		5,544,421

New Zealand 0.5%
Auckland International Airport Ltd.	196,817	926,920
Spark New Zealand Ltd.	49,465	129,369
Xero Ltd.*	18,667	236,855

		1,293,144

Norway 0.5%
Austevoll Seafood ASA	111,968	1,009,506
Marine Harvest ASA	5,868	106,482
Yara International ASA	2,796	98,767

		1,214,755

See Notes to Financial Statements.

20

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Poland 0.8%
Bank Zachodni WBK SA	5,372	$434,064
Ciech SA	20,036	326,777
PGE Polska Grupa Energetyczna SA	489,259	1,281,907
Polski Koncern Naftowy Orlen SA	6,998	138,647

		2,181,395

Portugal 1.0%
Altri SGPS SA	62,920	219,243
Galp Energia SGPS SA	103,943	1,409,295
Sonae SGPS SA	1,185,540	942,568

		2,571,106

Russia 0.9%
Gazprom PAO, ADR	141,081	609,470
Lukoil PJSC, ADR	14,482	705,997
Magnit PJSC, GDR, RegS	4,245	168,484
MMC Norilsk Nickel PJSC, ADR	7,332	110,567
Novatek OAO, GDR, RegS	1,343	143,567
Rosneft OAO, GDR, RegS	68,985	375,968
Surgutneftegas OAO, ADR	23,126	99,396

		2,213,449

Singapore 0.1%
DBS Group Holdings Ltd.	16,000	172,459

South Africa 1.4%
Barclays Africa Group Ltd.	50,620	587,417
Nedbank Group Ltd.	13,650	223,437
Redefine Properties Ltd., REIT	116,473	99,665
Standard Bank Group Ltd.	175,413	1,862,060
Telkom SA SOC Ltd.	153,073	705,589

		3,478,168

South Korea 4.2%
Korea Electric Power Corp.	36,430	1,575,986
KT Corp.	53,617	1,512,520
LG Uplus Corp.	83,533	860,909
Lotte Chemical Corp.	5,180	1,301,488
Samsung Electronics Co. Ltd.	2,740	3,919,100
Shinhan Financial Group Co. Ltd.	2,941	112,505
Sk Holdings Co. Ltd.	546	106,514
SK Innovation Co. Ltd.	9,052	1,191,554

See Notes to Financial Statements.

Prudential QMA International Equity Fund	21

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

South Korea (cont’d.)
Tongyang Life Insurance Co. Ltd.	9,680	$101,415

		10,681,991

Spain 1.6%
Amadeus IT Holding SA	21,741	1,023,219
Gamesa Corp. Tecnologica SA	37,077	856,054
Industria de Diseno Textil SA	52,851	1,844,107
Telefonica SA	33,273	338,075

		4,061,455

Sweden 1.4%
Atlas Copco AB (Class A Stock)	55,274	1,619,257
Boliden AB	27,230	631,095
Electrolux AB (Class B Stock)	3,866	91,502
ICA Gruppen AB(a)	34,055	1,057,227
Svenska Cellulosa AB SCA (Class B Stock)	10,839	306,991

		3,706,072

Switzerland 4.9%
ABB Ltd.	93,380	1,926,470
Nestle SA	31,154	2,259,098
Novartis AG	34,554	2,452,214
Roche Holding AG	16,716	3,839,359
Swiss Re AG	21,260	1,973,178

		12,450,319

Taiwan 3.9%
Cheng Shin Rubber Industry Co. Ltd.	324,000	659,200
Formosa Chemicals & Fibre Corp.	422,000	1,252,921
Formosa Petrochemical Corp.	474,000	1,582,627
Foxconn Technology Co. Ltd.	567,620	1,645,424
Gourmet Master Co. Ltd.	70,350	631,320
Grand Pacific Petrochemical	1,041,000	580,297
Largan Precision Co. Ltd.	13,000	1,533,677
Lite-On Technology Corp.	250,242	358,747
Taiwan Semiconductor Manufacturing Co. Ltd.	98,000	588,133
Tripod Technology Corp.	410,000	970,599

		9,802,945

Thailand 0.5%
Airports of Thailand PCL	9,100	99,002
Charoen Pokphand Foods PCL	294,100	264,493

See Notes to Financial Statements.

22

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Thailand (cont’d.)
Kiatnakin Bank PCL	342,300	$571,669
SPCG PCL	540,000	314,400

		1,249,564

Turkey 1.2%
Aygaz AS	176,711	624,468
Eregli Demir VE Celik Fabrikalari TAS	600,040	815,876
Koza Altin Isletmeleri AS*(a)	155,243	884,349
Petkim Petrokimya Holding AS	109,748	149,120
Trakya Cam Sanayii AS	866,255	713,956

		3,187,769

United Kingdom 10.6%
3i Group PLC	104,032	852,775
AstraZeneca PLC	3,019	169,050
BP PLC	490,546	2,899,976
British American Tobacco PLC	51,029	2,924,635
Coca-Cola European Partners PLC	2,645	101,794
Compass Group PLC	24,320	440,055
DCC PLC	1,259	102,432
Diageo PLC	59,123	1,573,656
GlaxoSmithKline PLC	96,972	1,915,624
HSBC Holdings PLC	508,421	3,829,003
Imperial Brands PLC	46,542	2,251,332
J. Sainsbury PLC	357,244	1,095,330
JD Sports Fashion PLC	46,830	870,684
Legal & General Group PLC	135,323	346,192
National Grid PLC	106,789	1,389,093
Reckitt Benckiser Group PLC	10,885	973,782
RELX PLC	67,731	1,209,013
Safestore Holdings PLC, REIT	26,109	114,600
Unilever NV, CVA	23,956	1,001,988
Worldpay Group PLC, 144A	361,287	1,255,633
WPP PLC	72,931	1,583,561

		26,900,208

United States 0.7%
lululemon athletica, Inc.*	48	2,748
Mobileye NV*	30,700	1,141,426
Shire PLC	11,632	656,777

		1,800,951

TOTAL COMMON STOCKS (cost $221,215,542)		$245,146,146

See Notes to Financial Statements.

Prudential QMA International Equity Fund	23

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
EXCHANGE TRADED FUNDS 0.2%
iShares MSCI EAFE Index Fund	7,800	$450,996
iShares MSCI Emerging Markets Index Fund	3,200	118,848

TOTAL EXCHANGE TRADED FUNDS (cost $491,546)		569,844

PREFERRED STOCKS 2.8%

Brazil 1.9%
Banco Bradesco SA (PRFC)	215,210	2,256,604
Braskem SA (PRFC)	212,700	1,888,445
Itausa—Investimentos Itau SA (PRFC)	216,770	639,716

		4,784,765

Colombia 0.1%
Grupo Aval Acciones y Valores SA (PRFC)	691,621	285,225

Germany 0.7%
Volkswagen AG (PRFC)	13,649	1,881,872

South Korea 0.1%
Samsung Electronics Co. Ltd. (PRFC)	131	150,620

TOTAL PREFERRED STOCKS (cost $5,119,437)		7,102,482

TOTAL LONG-TERM INVESTMENTS (cost $226,826,525)		252,818,472

SHORT-TERM INVESTMENTS 1.9%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(d)	134	134
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $4,766,513; includes $4,763,332 of cash collateral for securities on loan)(d)(e)	4,766,249	4,767,202

TOTAL SHORT-TERM INVESTMENTS (cost $4,766,647)(Note 3)		4,767,336

TOTAL INVESTMENTS 101.5% (cost $231,593,172)(Note 5)		257,585,808
Liabilities in excess of other assets (1.5)%		(3,819,096)

NET ASSETS 100.0%		$253,766,712

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

See Notes to Financial Statements.

24

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

PRFC—Preference Shares

REIT—Real Estate Investment Trust

RSP—Risparimo (Savings Shares)

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,177,833; cash collateral of $4,763,332 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $6,524 and 0.0% of net assets.
(c)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(e)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$11,324,907	$—
Austria	—	3,020,654	—
Belgium	169,057	—	—
Brazil	3,214,795	—	—
Canada	14,039,046	—	—
Chile	1,624,589	—	—
China	1,248,583	13,910,592	6,524

See Notes to Financial Statements.

Prudential QMA International Equity Fund	25

Portfolio of Investments (continued)

as of October 31, 2016

	Level 1	Level 2	Level 3
Common Stocks (continued)
Colombia	$803,105	$—	$—
Denmark	—	2,917,062	—
Faroe Islands	—	948,814	—
Finland	—	4,289,526	—
France	—	16,500,808	—
Germany	—	12,843,609	—
Greece	—	1,453,585	—
Hong Kong	—	9,659,701	—
Hungary	—	703,915	—
India	1,591,007	2,325,993	—
Indonesia	—	1,118,745	—
Ireland	—	682,657	—
Israel	—	1,707,844	—
Italy	—	3,277,256	—
Japan	—	41,476,158	—
Malaysia	—	565,184	—
Mexico	1,103,374	108,885	—
Netherlands	—	5,544,421	—
New Zealand	—	1,293,144	—
Norway	—	1,214,755	—
Poland	—	2,181,395	—
Portugal	—	2,571,106	—
Russia	2,213,449	—	—
Singapore	—	172,459	—
South Africa	—	3,478,168	—
South Korea	—	10,681,991	—
Spain	—	4,061,455	—
Sweden	—	3,706,072	—
Switzerland	—	12,450,319	—
Taiwan	—	9,802,945	—
Thailand	—	1,249,564	—
Turkey	—	3,187,769	—
United Kingdom	—	26,900,208	—
United States	1,144,174	656,777	—
Exchange Traded Funds
United States	569,844	—	—
Preferred Stocks
Brazil	4,784,765	—	—
Colombia	285,225	—	—
Germany	—	1,881,872	—
South Korea	—	150,620	—
Affiliated Mutual Funds	4,767,336	—	—

Total	$37,558,349	$220,020,935	$6,524

During the period, there were no Level transfers between Level 1 and Level 2 to report.

See Notes to Financial Statements.

26

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Banks	14.8%
Pharmaceuticals	7.5
Oil, Gas & Consumable Fuels	6.7
Insurance	4.1
Diversified Telecommunication Services	4.0
Automobiles	3.9
Metals & Mining	3.4
Chemicals	2.9
Tobacco	2.9
Food & Staples Retailing	2.8
Food Products	2.6
Technology Hardware, Storage & Peripherals	2.5
Construction & Engineering	2.3
Electrical Equipment	2.2
Real Estate Management & Development	2.0
Affiliated Mutual Funds (including 1.9% of collateral for securities on loan)	1.9
Specialty Retail	1.7
Diversified Financial Services	1.7
Electric Utilities	1.6
Household Durables	1.6
Auto Components	1.6
Software	1.5
Internet Software & Services	1.5
Capital Markets	1.4
Equity Real Estate Investment Trusts (REITs)	1.4
Semiconductors & Semiconductor Equipment	1.2
Trading Companies & Distributors	1.2
Machinery	1.1
Wireless Telecommunication Services	1.1
Beverages	1.1
Electronic Equipment, Instruments & Components	1.1%
Hotels, Restaurants & Leisure	1.1
IT Services	1.1
Industrial Conglomerates	1.0
Media	1.0
Transportation Infrastructure	1.0
Paper & Forest Products	1.0
Road & Rail	0.9
Textiles, Apparel & Luxury Goods	0.8
Personal Products	0.7
Thrifts & Mortgage Finance	0.7
Household Products	0.6
Independent Power & Renewable Electricity Producers	0.6
Health Care Providers & Services	0.6
Multi-Utilities	0.6
Professional Services	0.5
Communications Equipment	0.3
Building Products	0.3
Biotechnology	0.3
Gas Utilities	0.2
Exchange Traded Fund	0.2
Aerospace & Defense	0.2
Air Freight & Logistics	0.2
Consumer Finance	0.1
Leisure Products	0.1
Airlines	0.1

101.5
Liabilities in excess of other assets	(1.5)

100.0%

The Series invested in various derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

The effect of derivative instruments on the Series financial position and financial performance as reflected in Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Series did not hold any derivative instruments as of October 31, 2016, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential QMA International Equity Fund	27

Portfolio of Investments (continued)

as of October 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$48,338

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)
Equity contracts	$—

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

28

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $4,177,833:
Unaffiliated investments (cost $226,826,525)	$252,818,472
Affiliated investments (cost $4,766,647)	4,767,336
Foreign currency, at value (cost $89,541)	89,209
Tax reclaim receivable	865,046
Dividends receivable	651,691
Receivable for investments sold	502,709
Receivable for Series shares sold	49,539
Prepaid expenses	2,550

Total Assets	259,746,552

Liabilities
Payable to broker for collateral for securities on loan	4,763,332
Loan payable	392,000
Accrued expenses	237,107
Payable for Series shares reacquired	233,826
Management fee payable	184,419
Affiliated transfer agent fee payable	68,865
Distribution fee payable	63,591
Payable to custodian	36,082
Loan interest payable	486
Payable for investments purchased	132

Total Liabilities	5,979,840

Net Assets	$253,766,712

Net assets were comprised of:
Common stock, at par	$392,173
Paid-in capital in excess of par	442,332,351

442,724,524
Undistributed net investment income	3,525,631
Accumulated net realized loss on investment and foreign currency transactions	(218,403,512)
Net unrealized appreciation on investments and foreign currencies	25,920,069

Net assets, October 31, 2016	$253,766,712

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share ($185,120,180 ÷ 28,559,675 shares of common stock issued and outstanding)	$6.48
Maximum sales charge (5.50% of offering price)	0.38

Maximum offering price to public	$6.86

Class B
Net asset value, offering price and redemption price per share ($3,079,630 ÷ 496,233 shares of common stock issued and outstanding)	$6.21

Class C
Net asset value, offering price and redemption price per share ($15,892,341 ÷ 2,561,343 shares of common stock issued and outstanding)	$6.20

Class Z
Net asset value, offering price and redemption price per share ($49,674,561 ÷ 7,600,064 shares of common stock issued and outstanding)	$6.54

See Notes to Financial Statements.

Prudential QMA International Equity Fund	31

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $1,176,019)	$8,580,695
Income from securities lending, net (including affiliated income of $130,881)	153,870
Affiliated dividend income	2,326

Total income	8,736,891

Expenses
Management fee	2,218,740
Distribution fee—Class A	569,944
Distribution fee—Class B	37,102
Distribution fee—Class C	164,156
Transfer agent’s fees and expenses (including affiliated expense of $314,300)	763,000
Custodian and accounting fees (net of $6,000 fee credit)	295,000
Registration fees	65,000
Shareholders’ reports	60,000
Audit fee	35,000
Legal fees and expenses	22,000
Directors’ fees	14,000
Insurance expenses	4,000
Loan interest expense	2,730
Miscellaneous	66,637

Total expenses	4,317,309

Net investment income (loss)	4,419,582

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $610)	(19,262,647)
Foreign currency transactions	(27,621)

(19,290,268)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $689)	11,218,658
Foreign currencies	56,627

11,275,285

Net gain (loss) on investment and foreign currency transactions	(8,014,983)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,595,401)

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,419,582	$4,308,344
Net realized gain (loss) on investment and foreign currency transactions	(19,290,268)	(7,863,520)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,275,285	(18,763,386)

Net increase (decrease) in net assets resulting from operations	(3,595,401)	(22,318,562)

Dividends from net investment income (Note 1)
Class A	(3,287,114)	(5,047,051)
Class B	(41,536)	(85,958)
Class C	(170,911)	(310,179)
Class Z	(1,031,700)	(1,263,747)

	(4,531,261)	(6,706,935)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	10,632,582	18,775,253
Net asset value of shares issued in reinvestment of dividends and distributions	4,447,393	6,566,147
Net asset value of shares issued in merger (Note 8)	—	50,163,770
Cost of shares reacquired	(42,209,977)	(47,581,055)

Net increase (decrease) in net assets from Series share transactions	(27,130,002)	27,924,115

Total increase (decrease)	(35,256,664)	(1,101,382)

Net Assets:
Beginning of year	289,023,376	290,124,758

End of year(a)	$253,766,712	$289,023,376

(a) Includes undistributed net investment income of:	$3,525,631	$3,178,981

See Notes to Financial Statements.

Prudential QMA International Equity Fund	33

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”) and currently consists of six series: Prudential QMA International Equity Fund (the “Series”, formerly Prudential International Equity Fund), Prudential Jennison Global Infrastructure Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential QMA International Equity Fund. The financial statements of the other series are not presented herein. The Series is a diversified. The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last

34

sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential QMA International Equity Fund	35

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: Subject to the guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gain (loss) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition

36

of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential QMA International Equity Fund	37

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income (loss) (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

REITs: The Series may invest in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the year is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted when the actual sources of distributions are disclosed by the REITs.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Series is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s

38

performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PI pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .85% of the average daily net assets of the Series up to and including $300 million, .75% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70% of the Series’ average daily net assets over $1.5 billion. The effective management fee was .85% for the year ended October 31, 2016.

The Series has distribution agreements with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at the annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Series that it has received $79,943 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2016 it has received $5,445 and $181 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential QMA International Equity Fund	39

Notes to Financial Statements (continued)

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect, wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Series’ securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period November 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $26,300 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 through July 5, 2016 and totaled $4,607. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Series invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the year ended October 31, 2016, were $297,234,498 and $324,427,651, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net

40

investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2016, the adjustments were to increase undistributed net investment income by $458,329, decrease accumulated net realized loss on investment and foreign currency transactions by $519,195 and decrease paid in capital in excess of par by $977,524, due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies, and the expiration of a capital loss carryforward. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2016 and October 31, 2015, the tax character of dividends paid by the Series were $4,531,261 and $6,706,935 of ordinary income, respectively.

As of October 31, 2016, the Series had undistributed ordinary income of $4,790,782 on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$234,682,321	$33,322,185	$(10,418,698)	$22,903,487	$(72,567)	$22,830,920

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Series is permitted to carryforward capital losses realized on or after November 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Additionally, approximately $978,000 of its capital loss carryforward was written off unused due to expiration. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2016, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$27,917,000

Pre-Enactment Losses:
Expiring 2017	$180,326,000
Expiring 2018	8,337,000

$188,663,000

Prudential QMA International Equity Fund	41

Notes to Financial Statements (continued)

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B Shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 875 million authorized shares of common stock at $.01 par value per share, designated Class A, Class B, Class C and Class Z, each of which consists of 325 million, 150 million, 150 million and 250 million authorized shares, respectively.

As of October 31, 2016, Prudential did not own any shares of the Series. At reporting period end, 4 shareholders of record held 41% of the Series’ outstanding shares on behalf of multiple beneficial owners.

42

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	762,631	$4,732,434
Shares issued in reinvestment of dividends and distributions	512,660	3,219,500
Shares reacquired	(4,507,217)	(28,182,837)

Net increase (decrease) in shares outstanding before conversion	(3,231,926)	(20,230,903)
Shares issued upon conversion from other share class(es)	149,564	935,639
Shares reacquired upon conversion into other share class(es)	(142,045)	(892,788)

Net increase (decrease) in shares outstanding	(3,224,407)	$(20,188,052)

Year ended October 31, 2015:
Shares sold	1,048,819	$7,448,060
Shares issued in merger	4,537,435	31,535,171
Shares issued in reinvestment of dividends and distributions	721,039	4,924,699
Shares reacquired	(3,970,694)	(27,890,695)

Net increase (decrease) in shares outstanding before conversion	2,336,599	16,017,235
Shares issued upon conversion from other share class(es)	248,806	1,769,005
Shares reacquired upon conversion into other share class(es)	(536,321)	(3,794,099)

Net increase (decrease) in shares outstanding	2,049,084	$13,992,141

Class B
Year ended October 31, 2016:
Shares sold	10,670	$65,248
Shares issued in reinvestment of dividends and distributions	6,686	40,453
Shares reacquired	(121,431)	(728,578)

Net increase (decrease) in shares outstanding before conversion	(104,075)	(622,877)
Shares reacquired upon conversion into other share class(es)	(149,541)	(896,634)

Net increase (decrease) in shares outstanding	(253,616)	$(1,519,511)

Year ended October 31, 2015:
Shares sold	114,895	$806,872
Shares issued in merger	164,257	1,100,522
Shares issued in reinvestment of dividends and distributions	12,718	83,686
Shares reacquired	(107,836)	(724,595)

Net increase (decrease) in shares outstanding before conversion	184,034	1,266,485
Shares reacquired upon conversion into other share class(es)	(143,864)	(956,537)

Net increase (decrease) in shares outstanding	40,170	$309,948

Prudential QMA International Equity Fund	43

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	200,289	$1,218,445
Shares issued in reinvestment of dividends and distributions	27,456	166,109
Shares reacquired	(522,460)	(3,111,379)

Net increase (decrease) in shares outstanding before conversion	(294,715)	(1,726,825)
Shares reacquired upon conversion into other share class(es)	(4,615)	(27,813)

Net increase (decrease) in shares outstanding	(299,330)	$(1,754,638)

Year ended October 31, 2015:
Shares sold	176,343	$1,212,887
Shares issued in merger	656,750	4,400,227
Shares issued in reinvestment of dividends and distributions	46,372	305,125
Shares reacquired	(471,245)	(3,191,508)

Net increase (decrease) in shares outstanding before conversion	408,220	2,726,731
Shares reacquired upon conversion into other share class(es)	(121,041)	(853,662)

Net increase (decrease) in shares outstanding	287,179	$1,873,069

Class Z
Year ended October 31, 2016:
Shares sold	751,142	$4,616,455
Shares issued in reinvestment of dividends and distributions	161,859	1,021,331
Shares reacquired	(1,614,319)	(10,187,183)

Net increase (decrease) in shares outstanding before conversion	(701,318)	(4,549,397)
Shares issued upon conversion from other share class(es)	144,090	912,035
Shares reacquired upon conversion into other share class(es)	(4,675)	(30,439)

Net increase (decrease) in shares outstanding	(561,903)	$(3,667,801)

Year ended October 31, 2015:
Shares sold	1,322,244	$9,307,434
Shares issued in merger	1,878,090	13,127,850
Shares issued in reinvestment of dividends and distributions	182,334	1,252,637
Shares reacquired	(2,233,139)	(15,774,257)

Net increase (decrease) in shares outstanding before conversion	1,149,529	7,913,664
Shares issued upon conversion from other shares class(es)	538,030	3,835,345
Shares reacquired upon conversion into other share class(es)	(8)	(52)

Net increase (decrease) in shares outstanding	1,687,551	$11,748,957

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused

44

portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Series had another SCA that provided a commitment of $900 million and the Series paid an annualized commitment fee of .11% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The interest rate on borrowings was substantially the same. The Series’ portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the SCA during the year ended October 31, 2016. The average daily balance for the 158 days the Series had loans outstanding during the period was $360,019, borrowed at a weighted average interest rate of 1.73%. The maximum loan balance outstanding during the period was $1,113,000. As of October 31, 2016, the Series had an outstanding loan balance of $392,000.

Note 8. Reorganization

On December 10, 2014, shareholders of the Prudential International Value Fund (“Value Fund”) approved the reorganization of the Value Fund into the Prudential QMA International Equity Fund (“Equity Fund”). As a result of the reorganization, the assets and liabilities of the Value Fund were exchanged for shares of the Equity Fund and the shareholders of the Value Fund are now shareholders of the Equity Fund. The reorganization took place on December 19, 2014. On such date, the merged portfolio had total investments cost and value of $44,833,696 and $50,087,941, respectively, representing the principal assets acquired by the acquiring fund.

The purpose of the transaction was to combine two funds with substantially similar investment objectives and policies. The acquiring fund, the Equity Fund, has the same contractual investment management fee and lower annualized operating expenses as well as stronger historical investment performance.

The acquisition was accomplished by a tax-free exchange of the following shares on December 19, 2014:

Merged Fund		Acquiring Fund
Prudential International Value Fund		Prudential QMA International Equity Fund
Class	Shares	Class	Shares	Value
A	1,463,874	A	4,537,435	$31,535,171
B	53,470	B	164,257	1,100,522
C	213,549	C	656,750	4,400,227
Z	605,891	Z	1,878,090	13,127,850

For financial reporting purposes, assets received and shares issued by the Equity Fund were recorded at fair value; however, the cost basis of the investments received from the Value Fund was carried forward to reflect the tax-free status of the acquisition.

Prudential QMA International Equity Fund	45

Notes to Financial Statements (continued)

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Fund		Acquiring Fund
Prudential International Value Fund		Prudential QMA International Equity Fund
Net Assets	Unrealized Appreciation	Net Assets
$50,163,770	$5,244,963	$276,541,095

Assuming the acquisition had been completed on November 1, 2014, the Equity Fund’s results of operations for the year ended October 31, 2015 were as follows:

Net investment income	$4,304,941	(a)
Net realized and unrealized (loss) on investments	$(27,557,139	)(b)

Net decrease in net assets resulting from operations	$(23,252,198)

(a)	$4,308,344, as reported in the Statement of Operations, plus $(3,403) Net Investment Loss from the Value Fund pre-merger.
(b)	$(26,626,906), as reported in the Statement of Operations, plus $(930,233) Net Realized and Unrealized Gain (Loss) on Investments from the Value Fund pre-merger.

Because both the Equity Fund and the Value Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Value Fund that have been included in the Equity Fund’s Statement of Operations since December 19, 2014.

Note 9. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

46

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Note 10. Dividends to Shareholders

Subsequent to the fiscal year end, the Series declared ordinary income dividends on December 2, 2016. The ex-date was December 6, 2016. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.12687
Class B	$0.08589
Class C	$0.08589
Class Z	$0.14552

Prudential QMA International Equity Fund	47

Financial Highlights

Class A Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.65	$7.36	$7.37	$6.02	$5.72
Income (loss) from investment operations:
Net investment income (loss)	.11	.11	.15	.12	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.65)	(.02)	1.36	.29
Total from investment operations	(.06)	(.54)	.13	1.48	.41
Less Dividends:
Dividends from net investment income	(.11)	(.17)	(.14)	(.13)	(.11)
Net asset value, end of year	$6.48	$6.65	$7.36	$7.37	$6.02
Total Return(b):	(.93)%	(7.37)%	1.84%	25.06%	7.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$185,120	$211,314	$218,909	$234,668	$209,568
Average net assets (000)	$189,980	$229,598	$232,049	$221,300	$204,088
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.66%	1.62%	1.59%	1.59%	1.67%
Expenses before waivers and/or expense reimbursement	1.66%	1.62%	1.59%	1.59%	1.67%
Net investment income (loss)	1.69%	1.39%	2.02%	1.83%	2.18%
Portfolio turnover rate	114%	111%	134%	114%	83%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

48

Class B Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.37	$7.05	$7.07	$5.78	$5.50
Income (loss) from investment operations:
Net investment income (loss)	.06	.05	.10	.07	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)	(.61)	(.03)	1.32	.27
Total from investment operations	(.10)	(.56)	.07	1.39	.35
Less Dividends:
Dividends from net investment income	(.06)	(.12)	(.09)	(.10)	(.07)
Net asset value, end of year	$6.21	$6.37	$7.05	$7.07	$5.78
Total Return(b):	(1.55)%	(7.96)%	1.10%	24.26%	6.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,080	$4,774	$5,006	$6,066	$5,439
Average net assets (000)	$3,710	$5,313	$5,868	$5,690	$5,823
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.36%	2.32%	2.29%	2.29%	2.37%
Expenses before waivers and/or expense reimbursement	2.36%	2.32%	2.29%	2.29%	2.37%
Net investment income (loss)	.96%	.68%	1.35%	1.13%	1.48%
Portfolio turnover rate	114%	111%	134%	114%	83%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential QMA International Equity Fund	49

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.37	$7.05	$7.07	$5.78	$5.50
Income (loss) from investment operations:
Net investment income (loss)	.06	.06	.10	.07	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	(.62)	(.03)	1.32	.27
Total from investment operations	(.11)	(.56)	.07	1.39	.35
Less Dividends:
Dividends from net investment income	(.06)	(.12)	(.09)	(.10)	(.07)
Net asset value, end of year	$6.20	$6.37	$7.05	$7.07	$5.78
Total Return(b):	(1.71)%	(7.96)%	1.10%	24.27%	6.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,892	$18,209	$18,146	$19,472	$17,658
Average net assets (000)	$16,416	$20,086	$19,402	$18,341	$19,019
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.36%	2.32%	2.29%	2.29%	2.37%
Expenses before waivers and/or expense reimbursement	2.36%	2.32%	2.29%	2.29%	2.37%
Net investment income (loss)	.98%	.71%	1.32%	1.13%	1.49%
Portfolio turnover rate	114%	111%	134%	114%	83%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

50

Class Z Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.70	$7.42	$7.43	$6.07	$5.77
Income (loss) from investment operations:
Net investment income (loss)	.13	.13	.16	.15	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.16)	(.66)	(.01)	1.36	.29
Total from investment operations	(.03)	(.53)	.15	1.51	.43
Less Dividends:
Dividends from net investment income	(.13)	(.19)	(.16)	(.15)	(.13)
Net asset value, end of year	$6.54	$6.70	$7.42	$7.43	$6.07
Total Return(b):	(.44)%	(7.15)%	2.12%	25.36%	7.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$49,675	$54,726	$48,064	$71,753	$50,531
Average net assets (000)	$50,923	$55,405	$53,881	$60,981	$45,946
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.36%	1.32%	1.29%	1.29%	1.37%
Expenses before waivers and/or expense reimbursement	1.36%	1.32%	1.29%	1.29%	1.37%
Net investment income (loss)	1.99%	1.69%	2.07%	2.17%	2.46%
Portfolio turnover rate	114%	111%	134%	114%	83%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential QMA International Equity Fund	51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential QMA International Equity Fund, one of the series constituting Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2016

52

Federal Income Tax Information (unaudited)

For the year ended October 31, 2016, the Series reports, the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentage of the ordinary income dividends paid as qualified dividend income (QDI):

QDI
Prudential QMA International Equity Fund	96.64%

For the year ended October 31, 2016, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $1,026,647 foreign tax credit from recognized foreign source income of $9,685,978.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2016.

Prudential QMA International Equity Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA International Equity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential QMA International Equity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential QMA International Equity Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential QMA International Equity Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential QMA International Equity Fund is a series of Prudential World Fund, Inc.

Prudential QMA International Equity Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential QMA International Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Multi-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	2nd Quartile	4th Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•

The Board considered PI’s representation that, because the Fund is more heavily weighted towards emerging markets than its peers, the Fund’s benchmark is a better comparative source against which to evaluate the Fund’s performance.

•	In this regard, the Board noted that the Fund outperformed its benchmark index over the one-, three- and five-year periods, although it underperformed over the ten-year period.
•	The Board also noted that because emerging markets performed well in the first part of 2016, the Fund’s ranking in its Peer Universe had risen to the 2nd quartile through the first quarter.
•

The Board considered information provided by PI indicating that, although the Fund’s actual management fee and net total expenses both ranked in the fourth quartile, the Fund’s actual management fee was within nine basis points of the median of all funds in the Peer Group, and the Fund’s net total expenses ranking in the Peer Group was affected by the fact that the Fund had a large number of small balance accounts resulting in relatively high transfer agency fees.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential QMA International Equity Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA INTERNATIONAL EQUITY FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PJRAX	PJRBX	PJRCX	PJIZX
CUSIP	743969859	743969867	743969875	743969883

MF190E    0300066-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Emerging Markets Debt Local Currency Fund

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Total return, through a combination of current income and capital appreciation

Highlights

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

•

The Fund underperformed the JP Morgan GBI-EM Global Diversified Index due primarily to foreign currency selection and yield curve positioning. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	Within foreign currency selection, the Fund was hurt most by its overweights in the Mexican peso, Chilean peso, and Turkish lira as well as its underweight in the Brazilian real.

•	Local duration positioning contributed positively to the Fund’s returns.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Emerging Markets Debt Local Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Emerging Markets Debt Local Currency Fund

December 15, 2016

Prudential Emerging Markets Debt Local Currency Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	9.29	–6.42	–9.36 (3/30/11)
Class C	8.61	–9.77	–12.22 (3/30/11)
Class Q	9.55	–4.35	–7.35 (3/30/11)
Class Z	9.31	–4.65	–7.64 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	11.04	–5.82	–5.48
Lipper Emerging Markets Local Currency Debt Funds Average	9.63	–6.34	–7.12

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	9.91	–0.82	–2.43 (3/30/11)
Class C	13.33	–0.66	–2.17 (3/30/11)
Class Q	15.48	0.53	–1.22 (3/30/11)
Class Z	15.41	0.50	–1.25 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	17.06	0.06	–0.87
Lipper Emerging Markets Local Currency Debt Funds Average	14.81	–0.12	–1.23

Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	4.38	–2.22	–2.55 (3/30/11)
Class C	7.61	–2.03	–2.30 (3/30/11)
Class Q	9.55	–0.89	–1.36 (3/30/11)
Class Z	9.31	–0.95	–1.41 (3/30/11)

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	9.29	–1.32	–1.74 (3/30/11)
Class C	8.61	–2.03	–2.30 (3/30/11)
Class Q	9.55	–0.89	–1.36 (3/30/11)
Class Z	9.31	–0.95	–1.41 (3/30/11)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Emerging Markets Debt Local Currency Fund (Class A shares) with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Emerging Markets Debt Local Currency Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	None	None

Benchmark Definitions

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index—The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index (JP Morgan GBI-EM Global Diversified Index), an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Lipper Emerging Markets Local Currency Debt Funds Average—The Lipper Emerging Markets Local Currency Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Emerging Markets Local Currency Debt Funds category for the periods noted. Funds in the Lipper Average seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance. “Emerging market” is defined by a country’s GNP per capita or other economic measures.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Distributions and Yields as of 10/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.36	4.99	3.95
Class C	0.32	4.41	3.34
Class Q	0.38	5.52	4.25
Class Z	0.38	5.40	4.34

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)— A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/16 (%)
AA	0.3
A	25.2
BBB	50.3
BB	13.5
B	4.1
C	0.1
Cash/Cash Equivalents	6.4
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Emerging Markets Debt Local Currency Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Emerging Markets Debt Local Currency Fund’s Class A shares returned 9.29% for the 12-month period ended October 31, 2016, underperforming the 11.04% return of the JP Morgan GBI-EM Global Diversified Index (the Index). The Fund modestly underperformed the 9.63% return of the Lipper Emerging Markets Local Currency Debt Funds Average.

What were market conditions?

•

During the fourth quarter of 2015, emerging markets debt generated flat to slightly positive returns. Hard currency sovereign bonds recorded gains, while local currency bonds and emerging markets currencies ended the quarter about where they started. Within local currency bonds, deteriorating credit stories dominated, as many emerging markets countries were negatively affected by commodity price declines and the poor performance of their currencies versus a strong US dollar.

•

Local currency bonds advanced during the first quarter of 2016, supported by the accommodative monetary policies of developed markets’ central banks, recovery in emerging markets currencies, higher commodity prices, and improving investor sentiment. Emerging markets currencies appreciated versus the US dollar on a more dovish stance by the Federal Reserve (Fed), along with negative interest rates and quantitative easing by the European Central Bank and Bank of Japan. (A dovish stance generally implies lower interest rates.)

•

In the second quarter, emerging markets debt overall performed well, benefiting from investors’ search for higher yields in the low-interest-rate environment. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” increased market volatility.

•

Local currency bonds and emerging markets currencies generated marginally positive returns during the third quarter, shaking off the negative impact of the Brexit vote. With a few exceptions, inflation remained well contained in most emerging markets countries, which helped the performance of local currency bonds. Meanwhile, emerging markets currencies strengthened amid improving economic growth, significant adjustments in many countries’ current account balances, attractive yields, and developed markets’ accommodative monetary policies and low yields.

What worked?

•

Local duration positioning was a positive contributor to performance. The largest contributor was a long position in Brazil, which performed well on the back of the impeachment of former President Dilma Rousseff and the transition to President Temer which was well received by the market. Long-duration positions in Indonesia, which performed well on the back of rate cuts and improving sentiment, and Russia also added to performance.

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•	A flattener in Thailand along with security selection in Mexico added to performance. Hard currency, off-index allocations to Argentina and Venezuela also helped performance.

What didn’t work?

•

EM FX hurt performance. Overweights to the Mexican peso, Turkish lira, and Chilean peso, along with an underweight to the Brazilian real detracted from performance. The recovery in EM FX reflected a more dovish stance from the Fed, along with negative interest rates and other ramifications of quantitative easing from the ECB and BOJ. This, combined with the rebound in commodity prices and stabilizing economic conditions in China, resulted in the US dollar weakening against higher-yielding and commodity currencies in particular.

•

Yield curve positioning and issue selection detracted from performance. A position in off-index, inflation-linked paper in Brazil was the primary detractor as nominal bonds outperformed inflation-linked bonds. Security selection in South Africa also hurt performance.

•	Short-duration positions in Colombia and Peru detracted from performance.

Did the Fund use derivatives and how did they affect performance?

•	Currency positioning in the Fund was partially facilitated by the use of currency forward contracts. During the reporting period, the Fund’s currency positioning detracted from relative performance.

•	The Fund also used interest rate swaps to help manage duration and yield curve exposure, which had a neutral impact on performance.

Current outlook

•	PGIM Fixed Income expects to find attractive opportunities in long-duration securities in select countries and along their yield curves.

•	In terms of Mexico, the steepness of its yield curve implies many more rate hikes than may actually occur. PGIM Fixed Income sees value mostly in the five-year segment of the curve.

•

Regarding investments in Brazil, PGIM Fixed Income prefers a mix of nominal bonds and inflation-linked bonds as real interest rates remain high. In addition, more positive political and economic dynamics through the rest of 2016 should help temper the inflation and fiscal outlooks.

•	PGIM Fixed Income considers the value and dynamics of Indonesian local currency bonds attractive.

Prudential Emerging Markets Debt Local Currency Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,010.80	1.27%	$6.42
	Hypothetical	$1,000.00	$1,018.75	1.27%	$6.44
Class C	Actual	$1,000.00	$1,009.80	2.02%	$10.20
	Hypothetical	$1,000.00	$1,014.98	2.02%	$10.23
Class Q	Actual	$1,000.00	$1,012.60	1.01%	$5.11
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
Class Z	Actual	$1,000.00	$1,011.80	1.02%	$5.16
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Emerging Markets Debt Local Currency Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	2.33	1.28
C	3.07	2.03
Q	2.06	1.03
Z	2.06	1.03

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 91.2%

FOREIGN BONDS

Argentina 2.4%
Argentina Bonar Bonds,
Bonds	8.750%		05/07/24		150	$173,471
Sr. Unsec’d. Notes, Ser. X	7.000		04/17/17		575	586,071

						759,542

Brazil 12.2%
Brazil Notas do Tesouro Nacionalie,
Notes, Ser. NTNB	6.000		08/15/50	BRL	335	322,484
Notes, Ser. NTNF	10.000		01/01/19	BRL	4,164	1,270,575
Notes, Ser. NTNF	10.000		01/01/21	BRL	2,729	820,735
Notes, Ser. NTNF	10.000		01/01/23	BRL	2,607	771,264
Notes, Ser. NTNF	10.000		01/01/25	BRL	1,541	450,817
Brazilian Government International Bond,
Sr. Unsec’d. Notes	8.500		01/05/24	BRL	54	15,987
Sr. Unsec’d. Notes	8.875		10/14/19		75	88,313
Petrobras Global Finance BV, Gtd. Notes	8.375		05/23/21		175	193,603

						3,933,778

Colombia 4.7%
Colombian TES,
Bonds, Ser. B	6.000		04/28/28	COP	2,928,700	866,956
Bonds, Ser. B	7.500		08/26/26	COP	400,800	134,337
Bonds, Ser. B	10.000		07/24/24	COP	1,253,500	489,910
Pacific Exploration and Production Corp., Gtd. Notes, RegS	5.375	(a)	01/26/19		125	25,000

						1,516,203

Dominican Republic 0.9%
Mestenio Ltd. For Dominican Republic, Pass Thru Certs, RegS	8.500		01/02/20		276	294,897

Hungary 4.4%
Hungary Government Bond,
Bonds, Ser. 19/A	6.500		06/24/19	HUF	194,430	787,404
Bonds, Ser. 23/A	6.000		11/24/23	HUF	59,970	263,230
Bonds, Ser. 25/B	5.500		06/24/25	HUF	14,180	60,648
Bonds, Ser. 31/A	3.250		10/22/31	HUF	40,000	140,260
Hungary Government International Bond, Sr. Unsec’d. Notes	6.375		03/29/21		140	161,511

						1,413,053

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	13

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Indonesia 11.1%
Indonesia Treasury Bond,
Sr. Unsec’d. Notes, Ser. FR53	8.250%	07/15/21	IDR	8,966,000	$720,139
Sr. Unsec’d. Notes, Ser. FR56	8.375	09/15/26	IDR	4,610,000	375,905
Sr. Unsec’d. Notes, Ser. FR58	8.250	06/15/32	IDR	1,700,000	136,421
Sr. Unsec’d. Notes, Ser. FR59	7.000	05/15/27	IDR	3,600,000	269,007
Sr. Unsec’d. Notes, Ser. FR61	7.000	05/15/22	IDR	2,300,000	175,542
Sr. Unsec’d. Notes, Ser. FR63	5.625	05/15/23	IDR	3,100,000	218,309
Sr. Unsec’d. Notes, Ser. FR65	6.625	05/15/33	IDR	5,700,000	386,930
Sr. Unsec’d. Notes, Ser. FR67	8.750	02/15/44	IDR	600,000	51,141
Sr. Unsec’d. Notes, Ser. FR68	8.375	03/15/34	IDR	10,000,000	802,805
Sr. Unsec’d. Notes, Ser. FR70	8.375	03/15/24	IDR	2,300,000	187,201
Sr. Unsec’d. Notes, Ser. FR71	9.000	03/15/29	IDR	2,920,000	247,958

					3,571,358

Kazakhstan 0.4%
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes, MTN, RegS	9.125	07/02/18		125	137,067

Malaysia 4.7%
Malaysia Government Bond,
Sr. Unsec’d. Notes, Ser. 0115	3.955	09/15/25	MYR	1,900	459,608
Sr. Unsec’d. Notes, Ser. 0116	3.800	08/17/23	MYR	580	140,408
Sr. Unsec’d. Notes, Ser. 0216	4.736	03/15/46	MYR	500	122,658
Sr. Unsec’d. Notes, Ser. 0310	4.498	04/15/30	MYR	500	123,453
Sr. Unsec’d. Notes, Ser. 0313	3.480	03/15/23	MYR	1,650	392,912
Sr. Unsec’d. Notes, Ser. 0316	3.900	11/30/26	MYR	740	180,537
Sr. Unsec’d. Notes, Ser. 0412	4.127	04/15/32	MYR	270	63,489
Sr. Unsec’d. Notes, Ser. 0413	3.844	04/15/33	MYR	160	36,203

					1,519,268

Mexico 6.4%
America Movil SAB de CV, Sr. Unsec’d. Notes	6.450	12/05/22	MXN	7,500	388,868
Mexican Bonos,
Bonds, Ser. M	7.750	05/29/31	MXN	6,805	397,615
Bonds, Ser. M-20	7.500	06/03/27	MXN	10,090	579,734
Bonds, Ser. M-30	10.000	11/20/36	MXN	4,645	333,372
Petroleos Mexicanos,
Gtd. Notes	4.875	01/24/22		30	30,669
Gtd. Notes	5.500	01/21/21		115	122,044
Gtd. Notes, 144A	7.650	11/24/21	MXN	4,120	210,240

					2,062,542

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Pakistan 0.7%
Pakistan Government International Bond, Sr. Unsec’d. Notes	7.250%	04/15/19		200	$211,999

Peru 2.1%
Peruvian Government International Bond,
Bonds	6.950	08/12/31	PEN	190	61,402
Sr, Unsec’d. Notes, 144A	6.350	08/12/28	PEN	520	159,105
Sr. Unsec’d. Notes, RegS	6.950	08/12/31	PEN	1,449	468,267

					688,774

Philippines 2.1%
Philippine Government International Bond, Sr. Unsec’d. Notes	4.950	01/15/21	PHP	32,000	679,023

Poland 8.3%
Poland Government Bond,
Bonds, Ser. 0718	2.500	07/25/18	PLN	630	162,781
Bonds, Ser. 0721	1.750	07/25/21	PLN	4,085	1,007,709
Bonds, Ser. 0725	3.250	07/25/25	PLN	5,775	1,496,576

					2,667,066

Romania 4.7%
Romania Government Bond,
Bonds, Ser. 3YR	2.500	04/29/19	RON	300	74,983
Bonds, Ser. 4YR	3.250	01/17/18	RON	1,480	370,739
Bonds, Ser. 10YR	4.750	02/24/25	RON	500	136,515
Bonds, Ser. 10YR	5.850	04/26/23	RON	280	80,465
Bonds, Ser. 10YR	5.950	06/11/21	RON	2,040	576,768
Bonds, Ser. 10YR	6.750	06/11/17	RON	1,130	285,421

					1,524,891

Russia 4.3%
Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes, RegS	9.250	04/23/19		230	262,453
Russian Federal Bond - OFZ,
Bonds, Ser. 6211	7.000	01/25/23	RUB	22,350	326,546
Bonds, Ser. 6218	8.500	09/17/31	RUB	28,520	450,058
Vnesheconombank Via VEB Finance PLC,
Sr. Unsec’d. Notes, RegS	4.224	11/21/18		200	202,336
Sr. Unsec’d. Notes, RegS	6.902	07/09/20		140	150,850

					1,392,243

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

South Africa 9.4%
Eskom Holdings SOC Ltd., Govt. Gtd., Ser. ES23, MTN	10.000%	01/25/23	ZAR	7,500	$573,647
South Africa Government Bond,
Bonds, Ser. 2032	8.250	03/31/32	ZAR	14,680	1,002,035
Bonds, Ser. 2040	9.000	01/31/40	ZAR	5,720	408,128
Bonds, Ser. 2044	8.750	01/31/44	ZAR	9,200	638,499
Bonds, Ser. R186	10.500	12/21/26	ZAR	2,400	197,132
Bonds, Ser. R213	7.000	02/28/31	ZAR	3,230	199,284

					3,018,725

South Korea 0.3%
Export-Import Bank Of Korea, Sr. Unsec’d. Notes, EMTN	0.500	01/25/17	TRY	300	94,747

Thailand 4.0%
Thailand Government Bond,
Sr. Unsec’d. Notes	3.400	06/17/36	THB	2,200	70,215
Sr. Unsec’d. Notes	3.625	06/16/23	THB	900	28,321
Sr. Unsec’d. Notes	3.775	06/25/32	THB	600	19,626
Sr. Unsec’d. Notes	3.850	12/12/25	THB	2,700	87,845
Sr. Unsec’d. Notes	4.875	06/22/29	THB	29,575	1,074,329

					1,280,336

Turkey 8.1%
Turkey Government Bond,
Bonds	7.100	03/08/23	TRY	1,098	310,531
Bonds	8.000	03/12/25	TRY	4,690	1,361,112
Bonds	8.800	09/27/23	TRY	1,728	531,091
Bonds	9.000	07/24/24	TRY	350	108,362
Bonds	9.500	01/12/22	TRY	215	68,928
Bonds	10.600	02/11/26	TRY	390	131,901
Turkey Government International Bond, Sr. Unsec’d. Notes	7.000	06/05/20		100	109,912

					2,621,837

TOTAL LONG-TERM INVESTMENTS (cost $30,899,804)					29,387,349

			Shares
SHORT-TERM INVESTMENTS 6.1%

AFFILIATED MUTUAL FUND 5.1%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $1,637,992)(Note 3)(b)				1,637,992	1,637,992

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN TREASURY OBLIGATIONS 1.0%
Letras Del Banco Central De La Republica Argentina, (Argentina),
Bills	23.815	%(c)	01/25/17	ARS	1,310	$81,645
Bills	24.648	(c)	11/23/16	ARS	3,895	252,910

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $335,716)						334,555

TOTAL SHORT-TERM INVESTMENTS (cost $1,973,708)						1,972,547

TOTAL INVESTMENTS 97.3% (cost $32,873,512) (Note 5)						31,359,896
Other assets in excess of liabilities(d) 2.7%						879,984

NET ASSETS 100.0%						$32,239,880

The following abbreviations are used in the annual report.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

EMTN—Euro Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Represents issuer in default on interest payments. Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(c)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(d)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/2017	Citigroup Global Markets	AUD	215	$161,848	$162,931	$1,083
Brazilian Real,
Expiring 11/03/2016	Bank of America	BRL	153	47,085	47,836	751
Expiring 11/03/2016	Goldman Sachs & Co.	BRL	134	42,719	41,884	(835)
Expiring 11/03/2016	Goldman Sachs & Co.	BRL	212	65,626	66,345	719
Expiring 11/03/2016	Goldman Sachs & Co.	BRL	333	102,294	104,232	1,938
Expiring 11/03/2016	Goldman Sachs & Co.	BRL	586	180,254	183,449	3,195
Expiring 11/03/2016	JPMorgan Chase	BRL	47	15,000	14,678	(322)
Expiring 12/02/2016	Bank of America	BRL	510	159,027	158,190	(837)
Expiring 12/02/2016	Citigroup Global Markets	BRL	47	14,765	14,546	(219)
Canadian Dollar,
Expiring 01/13/2017	Citigroup Global Markets	CAD	212	161,116	158,089	(3,027)
Chilean Peso,
Expiring 01/23/2017	Hong Kong & Shanghai Bank	CLP	45,214	66,980	68,775	1,795
Chinese Renminbi,
Expiring 01/26/2017	Hong Kong & Shanghai Bank	CNH	1,151	168,607	169,362	755
Colombian Peso,
Expiring 11/10/2016	Bank of America	COP	277,692	95,100	92,202	(2,898)
Expiring 11/10/2016	Citigroup Global Markets	COP	100,342	32,058	33,316	1,258
Expiring 11/10/2016	JPMorgan Chase	COP	73,895	25,304	24,535	(769)
Expiring 01/23/2017	Citigroup Global Markets	COP	2,063,257	691,904	677,972	(13,932)

See Notes to Financial Statements.

18

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):
Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Czech Koruna,
Expiring 01/25/2017	Morgan Stanley	CZK	187	$7,566	$7,634	$68
Expiring 01/25/2017	Morgan Stanley	CZK	6,932	283,748	283,613	(135)
Euro,
Expiring 01/27/2017	Barclays Capital Group	EUR	61	67,000	67,306	306
Expiring 01/27/2017	Barclays Capital Group	EUR	113	124,000	124,684	684
Expiring 01/27/2017	Goldman Sachs & Co.	EUR	516	568,550	568,971	421
Expiring 01/27/2017	UBS AG	EUR	58	64,000	64,050	50
Expiring 01/27/2017	UBS AG	EUR	61	67,000	67,371	371
Expiring 01/27/2017	UBS AG	EUR	62	68,000	68,106	106
Hungarian Forint,
Expiring 01/25/2017	Citigroup Global Markets	HUF	1,300	4,603	4,629	26
Expiring 01/25/2017	Citigroup Global Markets	HUF	35,568	126,730	126,654	(76)
Expiring 01/25/2017	Citigroup Global Markets	HUF	46,467	164,375	165,464	1,089
Expiring 01/25/2017	UBS AG	HUF	6,503	23,001	23,158	157
Indian Rupee,
Expiring 12/09/2016	Citigroup Global Markets	INR	10,996	163,308	163,675	367
Expiring 01/20/2017	Citigroup Global Markets	INR	24,320	359,551	359,786	235
Expiring 01/20/2017	Goldman Sachs & Co.	INR	10,870	161,125	160,802	(323)
Expiring 01/20/2017	Goldman Sachs & Co.	INR	14,073	208,325	208,196	(129)
Indonesian Rupiah,
Expiring 11/22/2016	Bank of America	IDR	1,494,766	111,800	114,233	2,433
Expiring 11/22/2016	Barclays Capital Group	IDR	258,239	19,250	19,735	485
Expiring 11/22/2016	Barclays Capital Group	IDR	785,386	58,480	60,021	1,541
Expiring 11/22/2016	Citigroup Global Markets	IDR	234,702	18,000	17,936	(64)
Expiring 11/22/2016	Citigroup Global Markets	IDR	451,870	34,000	34,533	533
Expiring 11/22/2016	Citigroup Global Markets	IDR	549,564	41,000	41,999	999
Expiring 11/22/2016	Citigroup Global Markets	IDR	613,778	46,000	46,906	906
Expiring 11/22/2016	Citigroup Global Markets	IDR	2,987,864	226,181	228,338	2,157
Expiring 11/22/2016	Citigroup Global Markets	IDR	3,190,045	242,589	243,790	1,201
Expiring 11/22/2016	JPMorgan Chase	IDR	196,425	15,000	15,011	11
Expiring 11/22/2016	JPMorgan Chase	IDR	288,398	22,000	22,040	40
Expiring 11/22/2016	JPMorgan Chase	IDR	340,725	26,250	26,039	(211)
Expiring 11/22/2016	JPMorgan Chase	IDR	579,524	44,000	44,288	288
Expiring 11/22/2016	JPMorgan Chase	IDR	813,812	62,000	62,193	193
Expiring 11/22/2016	UBS AG	IDR	158,797	12,000	12,136	136
Expiring 11/22/2016	UBS AG	IDR	205,981	15,581	15,741	160
Expiring 11/22/2016	UBS AG	IDR	315,718	24,000	24,128	128
Expiring 11/22/2016	UBS AG	IDR	406,188	31,000	31,042	42
Expiring 11/22/2016	UBS AG	IDR	458,430	35,000	35,034	34
Expiring 11/22/2016	UBS AG	IDR	562,440	43,000	42,983	(17)
Expiring 01/20/2017	Citigroup Global Markets	IDR	2,745,328	208,325	207,791	(534)

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):
Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Japanese Yen,
Expiring 01/27/2017	Barclays Capital Group	JPY	1,450	$13,999	$13,883	$(116)
Expiring 01/27/2017	UBS AG	JPY	26,942	259,340	257,883	(1,457)
Malaysian Ringgit,
Expiring 11/10/2016	UBS AG	MYR	4,091	990,448	974,655	(15,793)
Expiring 12/09/2016	JPMorgan Chase	MYR	4,091	987,818	973,144	(14,674)
Expiring 12/21/2016	Bank of America	MYR	54	13,000	12,749	(251)
Expiring 12/21/2016	JPMorgan Chase	MYR	652	155,212	155,078	(134)
Expiring 12/21/2016	JPMorgan Chase	MYR	793	190,317	188,559	(1,758)
Expiring 12/21/2016	JPMorgan Chase	MYR	1,993	479,646	473,813	(5,833)
Mexican Peso,
Expiring 01/20/2017	Goldman Sachs & Co.	MXN	3,219	168,072	168,752	680
Expiring 01/24/2017	Citigroup Global Markets	MXN	224	12,000	11,756	(244)
Expiring 01/24/2017	Goldman Sachs & Co.	MXN	26,379	1,403,449	1,382,412	(21,037)
Expiring 01/24/2017	Hong Kong & Shanghai Bank	MXN	4,244	220,424	222,399	1,975
New Taiwanese Dollar,
Expiring 12/15/2016	Bank of America	TWD	624	20,000	19,805	(195)
Expiring 12/15/2016	Bank of America	TWD	22,523	721,191	714,403	(6,788)
Expiring 12/15/2016	Citigroup Global Markets	TWD	533	17,000	16,911	(89)
Expiring 12/15/2016	Citigroup Global Markets	TWD	538	17,000	17,077	77
Expiring 12/15/2016	Citigroup Global Markets	TWD	854	27,000	27,097	97
Expiring 12/15/2016	JPMorgan Chase	TWD	842	27,000	26,699	(301)
Expiring 12/15/2016	JPMorgan Chase	TWD	1,041	33,000	33,008	8
Expiring 12/15/2016	JPMorgan Chase	TWD	1,456	46,000	46,173	173
Expiring 12/15/2016	JPMorgan Chase	TWD	1,732	55,000	54,943	(57)
Expiring 12/15/2016	JPMorgan Chase	TWD	1,749	55,000	55,464	464
Expiring 12/15/2016	UBS AG	TWD	349	11,000	11,069	69
Expiring 12/15/2016	UBS AG	TWD	473	15,000	15,015	15
Expiring 12/15/2016	UBS AG	TWD	1,004	32,000	31,858	(142)
Expiring 12/15/2016	UBS AG	TWD	1,366	43,001	43,331	330
Expiring 12/15/2016	UBS AG	TWD	2,059	65,000	65,316	316
New Zealand Dollar,
Expiring 01/13/2017	Goldman Sachs & Co.	NZD	115	81,375	82,306	931
Peruvian Nuevo Sol,
Expiring 12/09/2016	Citigroup Global Markets	PEN	391	115,187	115,824	637
Expiring 01/23/2017	Citigroup Global Markets	PEN	1,006	292,063	296,088	4,025
Expiring 01/23/2017	Goldman Sachs & Co.	PEN	1,006	292,615	296,088	3,473
Expiring 01/23/2017	JPMorgan Chase	PEN	95	28,000	27,974	(26)
Philippine Peso,
Expiring 12/21/2016	JPMorgan Chase	PHP	587	12,000	12,108	108
Expiring 12/21/2016	UBS AG	PHP	3,213	65,999	66,328	329
Expiring 01/20/2017	Citigroup Global Markets	PHP	6,281	129,405	129,582	177

See Notes to Financial Statements.

20

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):
Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Polish Zloty,
Expiring 01/25/2017	Barclays Capital Group	PLN	48	$12,000	$12,121	$121
Expiring 01/25/2017	Barclays Capital Group	PLN	68	17,000	17,236	236
Expiring 01/25/2017	Citigroup Global Markets	PLN	48	11,980	12,154	174
Expiring 01/25/2017	Goldman Sachs & Co.	PLN	4,790	1,215,573	1,218,969	3,396
Expiring 01/25/2017	UBS AG	PLN	357	90,541	90,819	278
Romanian Leu,
Expiring 01/25/2017	UBS AG	RON	146	35,570	35,627	57
Russian Ruble,
Expiring 12/09/2016	Bank of America	RUB	1,080	17,000	16,862	(138)
Expiring 12/09/2016	Bank of America	RUB	1,238	19,402	19,332	(70)
Expiring 12/09/2016	Bank of America	RUB	9,075	143,500	141,661	(1,839)
Expiring 12/09/2016	Bank of America	RUB	10,156	160,013	158,537	(1,476)
Expiring 12/09/2016	Bank of America	RUB	10,221	160,968	159,558	(1,410)
Expiring 12/09/2016	Bank of America	RUB	10,263	162,025	160,214	(1,811)
Expiring 12/09/2016	Bank of America	RUB	16,887	263,249	263,615	366
Expiring 12/09/2016	Bank of America	RUB	44,456	701,138	693,957	(7,181)
Expiring 12/09/2016	Citigroup Global Markets	RUB	100	1,582	1,561	(21)
Singapore Dollar,
Expiring 12/21/2016	Bank of America	SGD	225	162,638	161,702	(936)
Expiring 12/21/2016	Barclays Capital Group	SGD	63	45,000	45,050	50
Expiring 12/21/2016	UBS AG	SGD	82	59,000	58,900	(100)
South African Rand,
Expiring 01/13/2017	Citigroup Global Markets	ZAR	511	35,283	37,297	2,014
Expiring 01/13/2017	Citigroup Global Markets	ZAR	1,084	78,000	79,188	1,188
Expiring 01/13/2017	Citigroup Global Markets	ZAR	1,827	133,622	133,468	(154)
Expiring 01/13/2017	Citigroup Global Markets	ZAR	2,178	154,000	159,066	5,066
Expiring 01/13/2017	Hong Kong & Shanghai Bank	ZAR	359	24,817	26,188	1,371
Expiring 01/13/2017	UBS AG	ZAR	265	19,402	19,388	(14)
South Korean Won,
Expiring 12/21/2016	Bank of America	KRW	19,831	18,000	17,328	(672)
Expiring 12/21/2016	UBS AG	KRW	34,052	30,000	29,754	(246)
Thai Baht,
Expiring 11/22/2016	Citigroup Global Markets	THB	20,628	591,016	589,127	(1,889)
Expiring 12/09/2016	Hong Kong & Shanghai Bank	THB	4,597	130,551	131,241	690
Expiring 01/20/2017	Citigroup Global Markets	THB	596	17,000	17,019	19
Expiring 01/20/2017	Citigroup Global Markets	THB	664	19,000	18,966	(34)
Expiring 01/20/2017	Citigroup Global Markets	THB	1,731	49,000	49,412	412
Expiring 01/20/2017	Citigroup Global Markets	THB	5,026	143,028	143,454	426
Expiring 01/20/2017	Citigroup Global Markets	THB	19,983	558,489	570,355	11,866
Expiring 01/20/2017	Citigroup Global Markets	THB	19,983	556,982	570,366	13,384

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	21

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):
Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Turkish Lira,
Expiring 11/18/2016	Bank of America	TRY	345	$114,800	$111,111	$(3,689)
Expiring 11/18/2016	Barclays Capital Group	TRY	99	32,000	31,850	(150)
Expiring 11/18/2016	Barclays Capital Group	TRY	105	33,999	33,650	(349)
Expiring 11/18/2016	Citigroup Global Markets	TRY	721	242,492	232,076	(10,416)
Expiring 11/18/2016	Credit Suisse First Boston Corp.	TRY	2,145	717,455	690,714	(26,741)
Expiring 11/18/2016	Deutsche Bank AG	TRY	104	34,861	33,509	(1,352)
Expiring 11/18/2016	JPMorgan Chase	TRY	106	34,118	34,125	7
Expiring 11/18/2016	UBS AG	TRY	74	24,000	23,898	(102)
Expiring 11/18/2016	UBS AG	TRY	342	109,942	109,980	38

				$20,100,622	$20,028,313	(72,309)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/2017	Goldman Sachs & Co.	AUD	108	$81,375	$81,840	$(465)
Expiring 01/13/2017	Goldman Sachs & Co.	AUD	107	81,400	81,543	(143)
Brazilian Real,
Expiring 11/03/2016	Citigroup Global Markets	BRL	47	14,894	14,678	216
Expiring 11/03/2016	Goldman Sachs & Co.	BRL	819	250,502	256,310	(5,808)
Expiring 11/03/2016	Goldman Sachs & Co.	BRL	534	163,625	167,150	(3,525)
Expiring 11/03/2016	Goldman Sachs & Co.	BRL	65	19,777	20,285	(508)
Expiring 12/02/2016	Bank of America	BRL	517	161,680	160,288	1,392
Expiring 12/02/2016	Goldman Sachs & Co.	BRL	134	42,344	41,507	837
Canadian Dollar,
Expiring 01/13/2017	Bank of America	CAD	214	161,116	159,435	1,681
Expiring 01/13/2017	Bank of America	CAD	5	3,735	3,699	36
Expiring 01/13/2017	Citigroup Global Markets	CAD	109	81,700	81,442	258
Expiring 01/13/2017	Citigroup Global Markets	CAD	109	81,670	81,243	427
Expiring 01/13/2017	Goldman Sachs & Co.	CAD	215	161,126	160,034	1,092
Chilean Peso,
Expiring 01/23/2017	Hong Kong & Shanghai Bank	CLP	17,468	25,877	26,571	(694)
Colombian Peso,
Expiring 11/10/2016	Bank of America	COP	61,845	21,000	20,534	466
Expiring 11/10/2016	Bank of America	COP	50,337	17,000	16,713	287
Expiring 11/10/2016	JPMorgan Chase	COP	46,753	16,000	15,523	477
Expiring 11/10/2016	JPMorgan Chase	COP	25,726	8,170	8,542	(372)
Expiring 11/10/2016	UBS AG	COP	73,861	25,000	24,524	476

See Notes to Financial Statements.

22

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):
Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 01/23/2017	Bank of America	COP	68,607	$22,635	$22,544	$91
Czech Koruna,
Expiring 01/25/2017	Hong Kong & Shanghai Bank	CZK	7,090	289,916	290,074	(158)
Euro,
Expiring 01/27/2017	Barclays Capital Group	EUR	10	11,000	11,094	(94)
Expiring 01/27/2017	Citigroup Global Markets	EUR	184	201,872	202,996	(1,124)
Expiring 01/27/2017	Citigroup Global Markets	EUR	31	33,993	34,174	(181)
Expiring 01/27/2017	Goldman Sachs & Co.	EUR	1,798	1,965,490	1,982,058	(16,568)
Expiring 01/27/2017	Goldman Sachs & Co.	EUR	147	160,705	161,739	(1,034)
Expiring 01/27/2017	UBS AG	EUR	148	161,498	162,859	(1,361)
Hungarian Forint,
Expiring 01/25/2017	Citigroup Global Markets	HUF	57,086	204,500	203,279	1,221
Expiring 01/25/2017	UBS AG	HUF	22,696	80,840	80,817	23
Indian Rupee,
Expiring 12/09/2016	UBS AG	INR	3,304	49,000	49,185	(185)
Indonesian Rupiah,
Expiring 11/22/2016	Bank of America	IDR	13,957,953	1,041,250	1,066,695	(25,445)
Expiring 11/22/2016	Bank of America	IDR	613,504	46,000	46,885	(885)
Expiring 11/22/2016	Citigroup Global Markets	IDR	348,166	26,000	26,608	(608)
Expiring 11/22/2016	Hong Kong & Shanghai Bank	IDR	734,550	56,034	56,136	(102)
Expiring 11/22/2016	JPMorgan Chase	IDR	656,000	50,000	50,133	(133)
Expiring 11/22/2016	JPMorgan Chase	IDR	260,700	20,000	19,923	77
Expiring 11/22/2016	UBS AG	IDR	2,084,023	159,110	159,265	(155)
Expiring 11/22/2016	UBS AG	IDR	661,527	50,300	50,555	(255)
Israeli Shekel,
Expiring 01/19/2017	JPMorgan Chase	ILS	578	151,365	150,905	460
Japanese Yen,
Expiring 01/27/2017	Barclays Capital Group	JPY	10,152	97,000	97,170	(170)
Expiring 01/27/2017	Barclays Capital Group	JPY	8,403	80,000	80,429	(429)
Expiring 01/27/2017	Citigroup Global Markets	JPY	23,046	220,900	220,599	301
Expiring 01/27/2017	Citigroup Global Markets	JPY	10,178	96,900	97,423	(523)
Expiring 01/27/2017	Citigroup Global Markets	JPY	3,544	34,000	33,920	80
Expiring 01/27/2017	UBS AG	JPY	6,387	61,000	61,137	(137)
Expiring 01/27/2017	UBS AG	JPY	6,138	59,000	58,750	250
Expiring 01/27/2017	UBS AG	JPY	3,000	29,000	28,715	285
Expiring 01/27/2017	UBS AG	JPY	2,470	24,000	23,641	359
Malaysian Ringgit,
Expiring 12/21/2016	Bank of America	MYR	1,433	345,350	340,740	4,610
Expiring 12/21/2016	Bank of America	MYR	514	122,575	122,105	470
Expiring 12/21/2016	Bank of America	MYR	252	60,508	59,844	664

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	23

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):
Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Malaysian Ringgit (cont’d.),
Expiring 12/21/2016	Bank of America	MYR	134	$32,000	$31,905	$95
Expiring 12/21/2016	Citigroup Global Markets	MYR	1,755	416,650	417,253	(603)
Expiring 12/21/2016	Hong Kong & Shanghai Bank	MYR	82	19,777	19,463	314
Expiring 12/21/2016	UBS AG	MYR	139	33,000	33,093	(93)
Mexican Peso,
Expiring 01/24/2017	UBS AG	MXN	2,332	122,877	122,221	656
Expiring 01/24/2017	UBS AG	MXN	395	21,000	20,715	285
New Taiwanese Dollar,
Expiring 12/15/2016	Bank of America	TWD	406	13,000	12,873	127
Expiring 12/15/2016	Barclays Capital Group	TWD	34,702	1,030,353	1,100,725	(70,372)
Expiring 12/15/2016	UBS AG	TWD	5,139	161,601	163,002	(1,401)
Expiring 12/15/2016	UBS AG	TWD	505	16,000	16,026	(26)
New Zealand Dollar,
Expiring 01/13/2017	UBS AG	NZD	264	185,301	188,142	(2,841)
Peruvian Nuevo Sol,
Expiring 12/09/2016	Citigroup Global Markets	PEN	393	115,500	116,208	(708)
Expiring 12/09/2016	Citigroup Global Markets	PEN	113	33,251	33,528	(277)
Expiring 01/23/2017	Bank of America	PEN	110	32,520	32,389	131
Expiring 01/23/2017	Citigroup Global Markets	PEN	551	160,038	162,314	(2,276)
Philippine Peso,
Expiring 11/29/2016	Citigroup Global Markets	PHP	3,804	78,400	78,542	(142)
Expiring 12/21/2016	Barclays Capital Group	PHP	16,044	329,239	331,176	(1,937)
Expiring 12/21/2016	Citigroup Global Markets	PHP	6,290	130,000	129,842	158
Expiring 12/21/2016	JPMorgan Chase	PHP	6,241	129,000	128,827	173
Expiring 12/21/2016	JPMorgan Chase	PHP	5,450	112,000	112,497	(497)
Expiring 12/21/2016	JPMorgan Chase	PHP	3,439	71,000	70,985	15
Expiring 12/21/2016	JPMorgan Chase	PHP	2,237	46,000	46,174	(174)
Expiring 12/21/2016	UBS AG	PHP	6,364	131,000	131,372	(372)
Expiring 01/20/2017	Citigroup Global Markets	PHP	1,502	30,726	30,990	(264)
Expiring 01/20/2017	JPMorgan Chase	PHP	4,447	91,200	91,739	(539)
Expiring 02/02/2017	Citigroup Global Markets	PHP	7,881	161,500	162,545	(1,045)
Polish Zloty,
Expiring 01/25/2017	JPMorgan Chase	PLN	643	163,532	163,535	(3)
Romanian Leu,
Expiring 01/27/2017	Hong Kong & Shanghai Bank	RON	1,294	315,714	315,800	(86)
Expiring 01/27/2017	Hong Kong & Shanghai Bank	RON	664	162,165	162,092	73
Expiring 01/27/2017	Hong Kong & Shanghai Bank	RON	340	82,878	83,088	(210)

See Notes to Financial Statements.

24

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):
Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Russian Ruble,
Expiring 12/09/2016	JPMorgan Chase	RUB	1,021	$16,000	$15,932	$68
Expiring 12/09/2016	UBS AG	RUB	958	14,999	14,954	45
Singapore Dollar,
Expiring 12/21/2016	Bank of America	SGD	210	154,546	151,301	3,245
Expiring 12/21/2016	Barclays Capital Group	SGD	54	39,000	38,495	505
Expiring 12/21/2016	Citigroup Global Markets	SGD	224	162,638	161,321	1,317
Expiring 12/21/2016	Citigroup Global Markets	SGD	31	23,000	22,542	458
Expiring 12/21/2016	JPMorgan Chase	SGD	48	34,979	34,296	683
Expiring 12/21/2016	UBS AG	SGD	223	160,442	160,274	168
South African Rand,
Expiring 01/13/2017	Barclays Capital Group	ZAR	289	20,000	21,079	(1,079)
Expiring 01/13/2017	Citigroup Global Markets	ZAR	2,151	154,000	157,098	(3,098)
Expiring 01/13/2017	Citigroup Global Markets	ZAR	1,730	118,615	126,351	(7,736)
Expiring 01/13/2017	Citigroup Global Markets	ZAR	560	38,863	40,926	(2,063)
South Korean Won,
Expiring 12/21/2016	Citigroup Global Markets	KRW	20,471	18,000	17,887	113
Expiring 12/21/2016	JPMorgan Chase	KRW	41,703	37,000	36,438	562
Expiring 12/21/2016	JPMorgan Chase	KRW	19,152	17,000	16,734	266
Expiring 12/21/2016	UBS AG	KRW	30,591	27,000	26,729	271
Swiss Franc,
Expiring 01/27/2017	Goldman Sachs & Co.	CHF	80	81,366	81,721	(355)
Thai Baht,
Expiring 01/20/2017	Citigroup Global Markets	THB	1,474	42,037	42,072	(35)
Expiring 01/20/2017	UBS AG	THB	631	18,000	18,015	(15)
Turkish Lira,
Expiring 11/18/2016	Barclays Capital Group	TRY	83	27,999	26,816	1,183
Expiring 11/18/2016	Barclays Capital Group	TRY	78	25,991	25,175	816
Expiring 11/18/2016	Citigroup Global Markets	TRY	729	241,689	234,587	7,102
Expiring 11/18/2016	Citigroup Global Markets	TRY	272	86,979	87,693	(714)
Expiring 11/18/2016	Citigroup Global Markets	TRY	221	73,919	71,108	2,811
Expiring 11/18/2016	Citigroup Global Markets	TRY	81	27,000	25,948	1,052
Expiring 11/18/2016	Citigroup Global Markets	TRY	75	25,000	24,268	732
Expiring 11/18/2016	Citigroup Global Markets	TRY	54	18,000	17,319	681
Expiring 11/18/2016	Deutsche Bank AG	TRY	102	33,850	32,780	1,070
Expiring 11/18/2016	Goldman Sachs & Co.	TRY	315	102,293	101,435	858
Expiring 11/18/2016	JPMorgan Chase	TRY	725	244,384	233,492	10,892
Expiring 11/18/2016	UBS AG	TRY	18	6,000	5,808	192

				$13,947,543	$14,053,913	(106,370)

						$(178,679)

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	25

Portfolio of Investments (continued)

as of October 31, 2016

Cross currency exchange contracts outstanding at October 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/13/2017	Buy	EUR	148	ZAR	2,299	$(4,362)	Goldman Sachs & Co.
01/13/2017	Buy	ZAR	793	EUR	50	2,836	Goldman Sachs & Co.
01/25/2017	Buy	HUF	27,644	EUR	90	(718)	Citigroup Global Markets
01/27/2017	Buy	EUR	74	CHF	81	114	JPMorgan Chase
11/18/2016	Buy	TRY	372	EUR	109	73	Citigroup Global Markets

						$(2,057)

Interest rate swap agreements outstanding at October 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
MYR	1,650	05/20/21	3.770%	3 Month Malaysia Bumiputra Rate(1)	$4,770	$—	$4,770	JPMorgan Chase
THB	9,000	02/28/26	2.300%	6 Month Thailand Fixing Rate(1)	2,116	—	2,116	JPMorgan Chase

					$6,886	$—	$6,886

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
MXN	4,500	02/16/21	5.400%	28 Day Mexican Interbank Rate(1)	$9	$(6,156)	$(6,165)
MXN	3,300	02/21/22	6.620%	28 Day Mexican Interbank Rate(1)	133	3,726	3,593
MXN	20,650	06/04/25	6.470%	28 Day Mexican Interbank Rate(1)	330	3,479	3,149
MXN	3,400	01/05/26	6.260%	28 Day Mexican Interbank Rate(2)	10	2,679	2,669

					$482	$3,728	$3,246

Cash of $170,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared interest rate swap contracts at October 31, 2016.

(1)	The Series pays the floating rate and receives the fixed rate.
(2)	The Series pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

26

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds
Argentina	$—	$759,542	$—
Brazil	—	3,933,778	—
Colombia	—	1,516,203	—
Dominican Republic	—	294,897	—
Hungary	—	1,413,053	—
Indonesia	—	3,571,358	—
Kazakhstan	—	137,067	—
Malaysia	—	1,519,268	—
Mexico	—	2,062,542	—
Pakistan	—	211,999	—
Peru	—	688,774	—
Philippines	—	679,023	—
Poland	—	2,667,066	—
Romania	—	1,524,891	—
Russia	—	1,392,243	—
South Africa	—	3,018,725	—
South Korea	—	94,747	—
Thailand	—	1,280,336	—
Turkey	—	2,621,837	—
Affiliated Mutual Fund	1,637,992	—	—
Foreign Treasury Obligations	—	334,555	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	(178,679)	—
OTC Cross Currency Exchange Contracts	—	(2,057)	—
OTC Interest Rate Swap Agreements		6,886
Centrally Cleared Interest Rate Swap Agreements	—	3,246	—

Total	$1,637,992	$29,551,300	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	27

Portfolio of Investments (continued)

as of October 31, 2016

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Foreign Government Obligations	82.2%
Foreign Agencies	6.1
Affiliated Mutual Fund	5.1
Foreign Corporations	1.3
U.S. Treasury Obligations	1.0
Sovereign Bonds	1.0
Foreign Government Bonds	0.6

97.3
Other assets in excess of liabilities	2.7

100.0%

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$135,357		Unrealized depreciation on OTC forward foreign currency exchange contracts	$314,036
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	3,023		Unrealized depreciation on OTC cross currency exchange contracts	5,080
Interest rate contracts	Due from/to broker—variation margin swaps	9,411	*	Due from/to broker—variation margin swaps	6,165	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	6,886		—	—

Total		$154,677			$325,281

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Asset and Liabilities.

See Notes to Financial Statements.

28

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward and Cross Currency Contracts*	Swaps	Total
Foreign exchange contracts	$(556,355)	$—	$(556,355)
Interest rate contracts	—	38,726	38,726

	$(556,355)	$38,726	$(517,629)

*	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward and Cross Currency Contracts*	Swaps	Total
Foreign exchange contracts	$(110,200)	$—	$(110,200)
Interest rate contracts	—	(23,392)	(23,392)

	$(110,200)	$(23,392)	$(133,592)

*	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended October 31, 2016, the Series’ average volume of derivative activities are as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)	Forward Foreign Currency Exchange Contracts—Sold(1)	Cross Currency Exchange Contracts(2)	Interest Rate Swap Agreements(3)
$20,411,549	$16,307,118	$465,255	$2,116,000

(1)	Value at Settlement Date.
(2)	Value at Trade Date.
(3)	Notional Amount in USD.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	29

Portfolio of Investments (continued)

as of October 31, 2016

Offsetting of OTC derivative assets and liabilities:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received	Net Amount
Bank of America	$16,845	$(16,845)	$—	$—
Barclays Capital Group	5,927	(5,927)	—	—
Citigroup Global Markets	66,416	(52,814)	—	13,602
Credit Suisse First Boston Corp.	—	—	—	—
Deutsche Bank AG	1,070	(1,070)	—	—
Goldman Sachs & Co.	20,376	(20,376)	—	—
Hong Kong & Shanghai Bank	6,973	(1,250)	—	5,723
JPMorgan Chase	21,965	(21,965)	—	—
Morgan Stanley	68	(68)	—	—
UBS AG	5,626	(5,626)	—	—

	$145,266

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged	Net Amount
Bank of America	$(56,521)	$16,845	$—	$(39,676)
Barclays Capital Group	(74,696)	5,927	—	(68,769)
Citigroup Global Markets	(52,814)	52,814	—	—
Credit Suisse First Boston Corp.	(26,741)	—	—	(26,741)
Deutsche Bank AG	(1,352)	1,070	—	(282)
Goldman Sachs & Co.	(55,092)	20,376	—	(34,716)
Hong Kong & Shanghai Bank	(1,250)	1,250	—	—
JPMorgan Chase	(25,803)	21,965	—	(3,838)
Morgan Stanley	(135)	68	—	(67)
UBS AG	(24,712)	5,626	—	(19,086)

	$(319,116)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

30

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Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value:
Unaffiliated investments (cost $31,235,520)	$29,721,904
Affiliated investments (cost $1,637,992)	1,637,992
Foreign currency, at value (cost $390,899)	390,990
Deposit with broker for centrally cleared swaps	170,000
Receivable for investments sold	1,459,414
Dividends and interest receivable	528,878
Unrealized appreciation on OTC forward foreign currency exchange contracts	135,357
Tax reclaim receivable	34,488
Due from Manager	7,032
Unrealized appreciation on OTC swap agreements	6,886
Receivable for Series shares sold	6,360
Unrealized appreciation on OTC cross currency exchange contracts	3,023
Prepaid expenses	816

Total Assets	34,103,140

Liabilities
Payable for investments purchased	1,406,851
Unrealized depreciation on OTC forward foreign currency exchange contracts	314,036
Accrued expenses and other liabilities	74,956
Foreign capital gains tax liability	31,394
Payable for Series shares reacquired	20,933
Dividends payable	5,492
Unrealized depreciation on OTC cross currency exchange contracts	5,080
Due to broker—variation margin swaps	2,349
Distribution fee payable	1,505
Affiliated transfer agent fee payable	664

Total Liabilities	1,863,260

Net Assets	$32,239,880

Net assets were comprised of:
Common stock, at par	$49,635
Paid-in capital in excess of par	37,690,760

37,740,395
Distributions in excess of net investment income	(853,485)
Accumulated net realized loss on investment and foreign currency transactions	(2,911,539)
Net unrealized depreciation on investments and foreign currencies	(1,735,491)

Net assets, October 31, 2016	$32,239,880

See Notes to Financial Statements.

32

Class A
Net asset value and redemption price per share ($3,989,788 ÷ 619,764 shares of common stock issued and outstanding)	$6.44
Maximum sales charge (4.50% of offering price)	0.30

Maximum offering price to public	$6.74

Class C
Net asset value, offering price and redemption price per share ($786,884 ÷ 121,320 shares of common stock issued and outstanding)	$6.49

Class Q
Net asset value, offering price and redemption price per share ($927 ÷ 142.516 shares of common stock issued and outstanding)	$6.50

Class Z
Net asset value, offering price and redemption price per share ($27,462,281 ÷ 4,222,239 shares of common stock issued and outstanding)	$6.50

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	33

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Interest income (net of foreign withholding taxes of $48,436)	$1,919,260
Affiliated dividend income	5,324

Total income	1,924,584

Expenses
Management fee	240,473
Distribution fee—Class A	8,358
Distribution fee—Class C	7,206
Custodian and accounting fees (net of $6,000 fee credit)	162,000
Audit fee	66,000
Registration fees	62,000
Shareholders’ reports	28,000
Legal fees and expenses	20,000
Transfer agent’s fees and expenses (including affiliated expense of $3,900)	16,000
Directors’ fees	10,000
Insurance expenses	1,000
Miscellaneous	13,709

Total expenses	634,746
Less: Expense reimbursement	(308,240)

Net expenses	326,506

Net investment income (loss)	1,598,078

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(75,890)
Swap agreement transactions	38,726
Foreign currency transactions	(5,114,022)

(5,151,186)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(46,016))	6,402,954
Swap agreements	(23,392)
Foreign currencies	(113,692)

6,265,870

Net gain (loss) on investment and foreign currency transactions	1,114,684

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,712,762

See Notes to Financial Statements.

34

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,598,078	$1,694,341
Net realized gain (loss) on investment and foreign currency transactions	(5,151,186)	(3,023,649)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	6,265,870	(4,322,521)

Net increase (decrease) in net assets resulting from operations	2,712,762	(5,651,829)

Dividends and Distributions (Note 1)
Dividends from net investment income*
Class A	(264)	(45,844)
Class C	(49)	(7,298)
Class Q`	— **	(10)
Class Z	(2,125)	(285,001)

	(2,438)	(338,153)

Tax return of capital distributions
Class A	(193,151)	(210,631)
Class C	(36,091)	(33,532)
Class Q	(53)	(47)
Class Z	(1,553,499)	(1,309,420)

	(1,782,794)	(1,553,630)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	4,264,777	6,141,515
Net asset value of shares issued in reinvestment of dividends and distributions	1,752,892	1,809,657
Cost of shares reacquired	(3,435,696)	(7,173,758)

Net increase (decrease) in net assets from Series share transactions	2,581,973	777,414

Total increase (decrease)	3,509,503	(6,766,198)

Net Assets:
Beginning of year	28,730,377	35,496,575

End of year	$32,239,880	$28,730,377

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
**	Less than $1.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	35

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”) and currently consists of six series: Prudential QMA International Equity Fund, Prudential Jennison Global Infrastructure Fund, Prudential Jennison International Opportunities Fund, Prudential Emerging Markets Debt Local Currency Fund, Prudential Jennison Emerging Markets Equity Fund and Prudential Jennison Global Opportunities Fund. These financial statements relate to Prudential Emerging Markets Debt Local Currency Fund (the “Series”). The financial statements of the other series are not presented herein. The Series is non-diversified.

The investment objective of the Series is total return, through a combination of current income and capital appreciation.

Note 1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

36

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Prudential Emerging Markets Debt Local Currency Fund	37

Notes to Financial Statements (continued)

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

38

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Series to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Series currently owns or intends to purchase. The Series may also use options to gain additional market exposure. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

Prudential Emerging Markets Debt Local Currency Fund	39

Notes to Financial Statements (continued)

The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Swap Agreements: The Series entered into interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on investments. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Series are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the

40

other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Series is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2016, the Series has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Prudential Emerging Markets Debt Local Currency Fund	41

Notes to Financial Statements (continued)

Forward currency contracts, written options and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series declares dividends from net investment income daily and payment is made monthly. Distributions from net realized capital and currency gains, if any, are paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Series has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s

42

performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Series through its Prudential Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Series. In connection therewith, PFI is obligated to keep certain books and records of the Series. PI pays for the services of PFI, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .80% on average daily net assets up to and including $1 billion; .78% on the next $2 billion of average daily net assets; .76% on the next $2 billion of average daily net assets; ..75% on the next $5 billion of average daily net assets; and .74% on average daily net assets exceeding $10 billion. The effective management fee rate before any waivers and/or expense reimbursement was .80% for the year ended October 31, 2016. For the year ended October 31, 2016, the expense reimbursement exceeded the effective management fee.

Effective October 1, 2016, PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Series to ..88% of the Series’ average daily net assets. Prior to October 1, 2016, PI had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Series to 1.05% of the Series’ average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) who acts as the distributor of the Class A, Class C, Class Q and Class Z shares. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .25% and 1% of the average daily net assets of the Class A and C shares, respectively.

Prudential Emerging Markets Debt Local Currency Fund	43

Notes to Financial Statements (continued)

PIMS has advised the Series that it has received $37,572 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2016 it has received $161 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Series invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended October 31, 2016, were $55,727,235 and $55,053,110, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are

44

recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2016, the adjustments were to increase distributions in excess of net investment income by $2,360,956, decrease accumulated net realized loss on investment and foreign currency transactions by $4,916,890 and decrease paid-in capital in excess of par by $2,555,934 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, swaps, paydown gains/losses, differences in the treatment of premium amortization, net operating loss and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid by the Series were $2,438 of ordinary income and $1,782,794 of tax return of capital. For the year ended October 31, 2015, the tax character of dividends paid by the Series were $338,153 of ordinary income and $1,553,630 of tax return of capital.

As of October 31, 2016, the Series had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$33,976,481	$984,743	$(3,601,328)	$(2,616,585)	$(137,038)	$(2,753,623)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, wash sales, straddle loss deferrals and other cost basis differences between financial and tax accounting. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2016 of approximately $2,737,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Emerging Markets Debt Local Currency Fund	45

Notes to Financial Statements (continued)

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock. For the year ended October 31, 2016, no such exchanges were made.

There are 425 million shares of common stock at $0.01 par value per share, designated Class A, Class C, Class Q and Class Z common stock, each of which consists of 75 million, 50 million, 50 million and 250 million authorized shares, respectively.

As of October 31, 2016, Prudential, through its affiliates, owned 143 Class Q shares and 3,359,921 Class Z shares of the Series. At reporting period end, 2 shareholders of record held 77% of the Series’ outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	264,798	$1,692,459
Shares issued in reinvestment of dividends and distributions	26,404	166,092
Shares reacquired	(160,699)	(999,854)

Net increase (decrease) in shares outstanding before conversion	130,503	858,697
Shares reacquired upon conversion into other share class(es)	(24,656)	(157,311)

Net increase (decrease) in shares outstanding	105,847	$701,386

Year ended October 31, 2015:
Shares sold	185,886	$1,291,306
Shares issued in reinvestment of dividends and distributions	25,398	175,719
Shares reacquired	(453,659)	(3,168,756)

Net increase (decrease) in shares outstanding before conversion	(242,375)	(1,701,731)
Shares reacquired upon conversion into other share class(es)	(262)	(1,855)

Net increase (decrease) in shares outstanding	(242,637)	$(1,703,586)

46

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	28,487	$180,763
Shares issued in reinvestment of dividends and distributions	5,373	33,925
Shares reacquired	(24,063)	(148,044)

Net increase (decrease) in shares outstanding	9,797	$66,644

Year ended October 31, 2015:
Shares sold	31,763	$222,194
Shares issued in reinvestment of dividends and distributions	5,619	38,860
Shares reacquired	(42,223)	(299,638)

Net increase (decrease) in shares outstanding	(4,841)	$(38,584)

Class Q
Year ended October 31, 2016:
Shares issued in reinvestment of dividends and distributions	8	$53

Net increase (decrease) in shares outstanding	8	$53

Year ended October 31, 2015:
Shares issued in reinvestment of dividends and distributions	8	$57

Net increase (decrease) in shares outstanding	8	$57

Class Z
Year ended October 31, 2016:
Shares sold	373,514	$2,391,555
Shares issued in reinvestment of dividends and distributions	244,902	1,552,822
Shares reacquired	(357,213)	(2,287,798)

Net increase (decrease) in shares outstanding before conversion	261,203	1,656,579
Shares issued upon conversion from other share class(es)	24,432	157,311

Net increase (decrease) in shares outstanding	285,635	$1,813,890

Year ended October 31, 2015:
Shares sold	643,090	$4,628,015
Shares issued in reinvestment of dividends and distributions	230,457	1,595,021
Shares reacquired	(516,937)	(3,705,364)

Net increase (decrease) in shares outstanding before conversion	356,610	2,517,672
Shares issued upon conversion from other shares class(es)	261	1,855

Net increase (decrease) in shares outstanding	356,871	$2,519,527

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the

Prudential Emerging Markets Debt Local Currency Fund	47

Notes to Financial Statements (continued)

Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Series’ portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the year ended October 31, 2016.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

48

Financial Highlights

Class A Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.24	$7.92	$8.67	$9.61	$9.36
Income (loss) from investment operations:
Net investment income (loss)	.33	.37	.49	.47	.42
Net realized and unrealized gain (loss) on investment transactions	.23	(1.64)	(.71)	(.76)	.35
Total from investment operations	.56	(1.27)	(.22)	(.29)	.77
Less Dividends and Distributions:
Dividends from net investment income(f)	- (e)	(.06)	(.07)	(.30)	(.52)
Distributions from net realized gains	-	-	-	(.05)	-
Tax return of capital distributions	(.36)	(.35)	(.46)	(.30)	-
Total dividends and distributions	(.36)	(.41)	(.53)	(.65)	(.52)
Net asset value, end of year	$6.44	$6.24	$7.92	$8.67	$9.61
Total Return(b):	9.29%	(16.41)%	(2.47)%	(3.23)%	8.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,990	$3,208	$5,991	$10,862	$5,985
Average net assets (000)	$3,343	$4,341	$6,701	$12,797	$2,721
Ratios to average net assets(c):
Expenses after advisory fee waivers and/or expense reimbursement	1.28%	1.30% (d)	1.30%	1.30%	1.30%
Expenses before advisory fee waivers and/or expense reimbursement	2.33%	2.39% (d)	2.13%	1.78%	2.09%
Net investment income (loss)	5.20%	5.32% (d)	5.99%	5.07%	4.73%
Portfolio turnover rate	196%	101%	110%	102%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying fund in which the Series invests.
(d)	Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 fee waiver was terminated.
(e)	Less than $.005.
(f)	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	49

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.28	$7.97	$8.72	$9.65	$9.41
Income (loss) from investment operations:
Net investment income (loss)	.28	.32	.43	.40	.37
Net realized and unrealized gain (loss) on investment transactions	.25	(1.65)	(.71)	(.75)	.32
Total from investment operations	.53	(1.33)	(.28)	(.35)	.69
Less Dividends and Distributions:
Dividends from net investment income(e)	- (d)	(.01)	(.01)	(.23)	(.45)
Distributions from net realized gains	-	-	-	(.05)	-
Tax return of capital distributions	(.32)	(.35)	(.46)	(.30)	-
Total dividends and distributions	(.32)	(.36)	(.47)	(.58)	(.45)
Net asset value, end of year	$6.49	$6.28	$7.97	$8.72	$9.65
Total Return(b):	8.61%	(17.00)%	(3.21)%	(3.85)%	7.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$787	$701	$927	$1,469	$1,025
Average net assets (000)	$721	$789	$1,207	$1,585	$786
Ratios to average net assets(c):
Expenses after advisory fee waivers and/or expense reimbursement	2.03%	2.05%	2.05%	2.05%	2.05%
Expenses before advisory fee waivers and/or expense reimbursement	3.07%	3.11%	2.82%	2.47%	2.78%
Net investment income (loss)	4.40%	4.52%	5.17%	4.26%	3.89%
Portfolio turnover rate	196%	101%	110%	102%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying fund in which the Series invests.
(d)	Less than $.005.
(e)	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

50

Class Q Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.30	$7.98	$8.71	$9.66	$9.37
Income (loss) from investment operations:
Net investment income (loss)	.35	.39	.51	.58	.47
Net realized and unrealized gain (loss) on investment transactions	.23	(1.63)	(.69)	(.86)	.37
Total from investment operations	.58	(1.24)	(.18)	(.28)	.84
Less Dividends and Distributions:
Dividends from net investment income(e)	- (d)	(.09)	(.09)	(.32)	(.55)
Distributions from net realized gains	-	-	-	(.05)	-
Tax return of capital distributions	(.38)	(.35)	(.46)	(.30)	-
Total dividends and distributions	(.38)	(.44)	(.55)	(.67)	(.55)
Net asset value, end of year	$6.50	$6.30	$7.98	$8.71	$9.66
Total Return(b):	9.55%	(15.94)%	(1.97)%	(3.06)%	9.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1	$1	$1	$1	$1
Average net assets (000)	$1	$1	$1	$1	$1
Ratios to average net assets(c):
Expenses after advisory fee waivers and/or expense reimbursement	1.03%	1.05%	1.05%	1.05%	1.05%
Expenses before advisory fee waivers and/or expense reimbursement	2.06%	2.01%	1.69%	1.39%	1.71%
Net investment income (loss)	5.47%	5.60%	6.17%	6.22%	5.06%
Portfolio turnover rate	196%	101%	110%	102%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying fund in which the Series invests.
(d)	Less than $.005.
(e)	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	51

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$6.31	$7.98	$8.72	$9.66	$9.37
Income (loss) from investment operations:
Net investment income (loss)	.34	.38	.51	.49	.47
Net realized and unrealized gain (loss) on investment transactions	.23	(1.62)	(.70)	(.76)	.36
Total from investment operations	.57	(1.24)	(.19)	(.27)	.83
Less Dividends and Distributions:
Dividends from net investment income(e)	- (d)	(.08)	(.09)	(.32)	(.54)
Distributions from net realized gains	-	-	-	(.05)	-
Tax return of capital distributions	(.38)	(.35)	(.46)	(.30)	-
Total dividends and distributions	(.38)	(.43)	(.55)	(.67)	(.54)
Net asset value, end of year	$6.50	$6.31	$7.98	$8.72	$9.66
Total Return(b):	9.31%	(15.90)%	(2.12)%	(2.98)%	9.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$27,462	$24,821	$28,578	$31,330	$33,559
Average net assets (000)	$25,994	$25,969	$30,288	$35,341	$30,441
Ratios to average net assets(c):
Expenses after advisory fee waivers and/or expense reimbursement	1.03%	1.05%	1.05%	1.05%	1.05%
Expenses before advisory fee waivers and/or expense reimbursement	2.06%	2.11%	1.82%	1.49%	1.81%
Net investment income (loss)	5.36%	5.50%	6.14%	5.25%	4.96%
Portfolio turnover rate	196%	101%	110%	102%	70%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying fund in which the Series invests.
(d)	Less than $.005.
(e)	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

52

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Emerging Markets Debt Local Currency Fund, one of the series constituting Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

Prudential Emerging Markets Debt Local Currency Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Emerging Markets Debt Local Currency Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President
	(2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Emerging Markets Debt Local Currency Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Emerging Markets Debt Local Currency Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Emerging Markets Debt Local Currency Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its Prudential Fixed Income (“PGIM Fixed Income”) unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Emerging Markets Debt Local Currency Fund is a series of Prudential World Fund, Inc.

Prudential Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, between PI and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, PGIM Fixed Income, and PGIML. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser and sub-subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser and sub-subadviser, as well as PI’s recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, PGIM, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PGIM’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI for the year ended December 31, 2015 exceeded the management fees received by PI, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PI, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2015. The Board considered that the Fund commenced operations on March 30, 2011 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Emerging Markets Local Currency Debt Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets

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forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index for all periods.
•

The Board also noted information provided by PI which indicated that, although the Fund’s net total expenses were in the fourth quartile, the Fund’s net total expenses were within six basis points of the median of all funds in the Peer Group.

•	The Board and PI agreed to continue the existing expense cap of 1.05% (exclusive of 12b-1 fees and certain other fees) through February 28, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Emerging Markets Debt Local Currency Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Emerging Markets Debt Local Currency Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	EMDAX	EMDCX	EMDQX	EMDZX
CUSIP	743969750	743969743	743969735	743969727

MF212E    0300097-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Prudential Jennison Emerging Markets Equity Fund

ANNUAL REPORT	OCTOBER 31, 2016

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Objective: Long-term growth of capital

Highlights

PRUDENTIAL JENNISON EMERGING MARKETS EQUITY FUND

•

The Fund’s information technology holdings were strong contributors to positive returns. These stocks included Tencent, China’s largest and most visited Internet service portal, and Buenos Aires-based online trading service MercadoLibre. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

One of the world’s largest e-commerce companies, Alibaba, reported better-than-expected revenue, earnings, user metrics, gross merchandise value, monetization revenue, and margins. Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

•

Stock selection in consumer discretionary hurt Fund performance. Vipshop fell on lowered revenue forecasts. The company is a leading online discount retailer that sells domestic and international branded products via flash sales to Chinese consumers. Jennison eliminated the Fund’s position in Vipshop.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Emerging Markets Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth.

Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Emerging Markets Equity Fund

December 15, 2016

Prudential Jennison Emerging Markets Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	6.02	–6.60 (9/16/14)
Class C	5.26	–8.00 (9/16/14)
Class Q	6.34	–6.05 (9/16/14)
Class Z	6.46	–6.10 (9/16/14)
MSCI Emerging Markets Index	9.27	–5.51
Lipper Emerging Markets Funds Average	7.88	–7.22

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Since Inception (%)
Class A	10.17	–5.54 (9/16/14)
Class C	14.71	–3.59 (9/16/14)
Class Q	16.91	–2.61 (9/16/14)
Class Z	16.79	–2.68 (9/16/14)
MSCI Emerging Markets Index	16.78	–2.91
Lipper Emerging Markets Funds Average	14.91	–3.62

Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	0.19	–5.70 (9/16/14)
Class C	4.26	–3.84 (9/16/14)
Class Q	6.34	–2.89 (9/16/14)
Class Z	6.46	–2.92 (9/16/14)

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	6.02	–3.16 (9/16/14)
Class C	5.26	–3.84 (9/16/14)
Class Q	6.34	–2.89 (9/16/14)
Class Z	6.46	–2.92 (9/16/14)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Emerging Markets Equity Fund (Class A shares) with a similar investment in the MSCI Emerging Markets Index, by portraying the initial account values at the commencement of operations for Class A shares (September 16, 2014) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison Emerging Markets Equity Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Lipper Emerging Markets Funds Average—The Lipper Emerging Markets Funds Average (Lipper Average) includes funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
Tencent Holdings Ltd., Internet Software & Services	6.7
MercadoLibre, Inc., Internet Software & Services	5.2
Alibaba Group Holding Ltd., Internet Software & Services	4.8
Ctrip.com International Ltd., Internet & Catalog Retail	4.0
Raia Drogasil SA, Food & Staples Retailing	2.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Internet Software & Services	21.5
Automobiles	7.8
Internet & Catalog Retail	6.5
Food & Staples Retailing	5.4
Biotechnology	5.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Emerging Markets Equity Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Emerging Markets Equity Fund’s Class A shares rose 6.02% in the 12 months ended October 31, 2016. The Fund underperformed the 9.27% return of the MSCI Emerging Markets Index (the Index) and the 7.88% return of the Lipper Emerging Markets Funds Average.

What was the market environment?

•

Numerous factors contributed to market volatility in the 12-month period, including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly unconventional US presidential election.

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying and other “safety” stocks were significant drivers of market returns. Stocks of higher-growth companies generally underperformed.

•	In the Index, the energy, materials, and information technology sectors posted double-digit advances; health care and industrials declined the most.

What worked?

•

The Fund’s information technology holdings were strong contributors to positive returns. Tencent, China’s largest and most visited Internet service portal, continued to perform well, fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts. If a proposed merger with a standalone online music provider closes, Tencent could also become China’s leading online music provider.

•

One of the world’s largest e-commerce companies, Alibaba, reported better-than-expected revenue, earnings, user metrics, gross merchandise value, monetization revenue, and margins. Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

•

Buenos Aires-based online trading service MercadoLibre advanced on strong execution and enhanced marketplace initiatives, including integrated shipping and payment systems. The company enables individuals and businesses to electronically sell and buy items in more than 2,000 categories. Jennison likes MercadoLibre’s exposure to Latin America’s expanding internet penetration rates and low e-commerce share of the retail market.

•	Taiwan-based Largan Precision designs, manufactures, and sells optical lens modules, real image view finders, and optoelectronic parts. It provides optical lenses and lens sets,

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which are incorporated in scanners, cameras, multifunctional office machines, liquid crystal display (LCD) projectors, digital cameras, mobile phone cameras, and DVD players. With expertise in phone camera plastic lens manufacturing, Largan benefitted from strong orders from customers that include Apple and major Chinese smart phone manufacturers.

•	In consumer staples:

•

Brazil’s largest drugstore chain Raia Drogasil reported strong revenue and earnings growth and opened new stores at a robust pace. Jennison believes the company’s improving execution, revenue management, and experienced management team position it for market share gains as Brazil’s highly fragmented retail drugstore market consolidates. Longer term, Brazil’s rising per capita income and demographic shifts are expected to foster solid and sustained growth in drug sales. Revenue growth, which has increased at a double-digit compound annual rate since 2012, has accelerated recently despite Brazilian economic headwinds.

•

CP All reported stronger-than-expected earnings and same-store-sales growth. The company operates more than 7,000 convenience stores under the 7-Eleven trademark and has a dominant market position in Thailand. Jennison expects the company to benefit from benign operating cost pressure, store expansion, and same-store-sales growth, driven by improving domestic consumption.

What didn’t work?

•	Stock selection in consumer discretionary hurt Fund performance:

•

Vipshop fell on lowered revenue forecasts. The company is a leading online discount retailer that sells domestic and international branded products via flash sales to Chinese consumers. Jennison eliminated the Fund’s position in Vipshop.

•

Jennison also eliminated the Fund’s position in Eclat Textile on indications of decelerating revenue growth. The company is a vertically integrated producer of functional stretch-knit fabric sports and outdoor apparel. Eclat’s revenue growth had outpaced that of the global sports apparel industry through innovation, a higher mix of premium fabrics, capacity expansion, efficiency improvements, and average-selling-price (ASP) increases.

•	In health care:

•

South Korean biotechnology company Medytox declined even as revenue and earnings grew robustly. The company makes and markets plastic surgery and facial wrinkle reduction products, as well as muscular contractive therapies. Medytox has expanded from a strong Korean market into China, Taiwan, Japan, Thailand, India, Brazil, and more than 40 other global markets. Jennison expects the company’s growth to be fueled by the aging of Korea’s population, new products, and export orders.

Prudential Jennison Emerging Markets Equity Fund	9

Strategy and Performance Overview (continued)

•

Another South Korean company, Osstem Implant, was hurt by a temporary disruption in its Chinese operations. Osstem makes and distributes dental implants in 50 countries through more than 20 subsidiaries. It also provides a range of dental materials and equipment as well as products that enhance surgery safety, promote bone regeneration, and whiten teeth.

•	In Financials:

•

Jennison eliminated the Fund’s position in Shenzhen-based Ping An Insurance in February to reduce exposure to a broad sell-off in Chinese equities. The company is China’s second-largest insurance company with significant additional operations in banking and financial services.

•

Also affected by the sell-off in Chinese markets, 58.com was one of only a few information technology holdings to decline. A leading online marketplace in China, 58.com facilitates connections, information-sharing, and transactions between small and medium-sized local businesses and consumers in almost 400 cities. Jennison likes the company’s focus on the largely unaddressed small business market.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Tencent Holdings	2.81	Vipshop Holding	–1.47
MercadoLibre	2.07	Ping An Insurance	–0.83
Raia Drogasil	2.03	58.com	–0.68
Largan Precision	1.25	CGN Power	–0.65
Sands China	1.15	Medytox	–0.62

Current outlook

•

Jennison’s overall view of the emerging markets macroeconomic environment is turning more positive, as currencies stabilize, GDP growth reaccelerates, commodities prices improve, inflationary pressures remain subdued, and central banks ease monetary policy.

•

China’s struggle to drive economic growth through domestic consumer demand rather than exports and massive public works programs is a work in progress. A host of measures are designed to loosen monetary and fiscal policies and stimulate consumption. China continues to have a number of policy options to work with in the current environment, and heightened volatility may persist for a while. Although structural issues remain, high-frequency data suggest that conditions are improving and that the risk of a hard landing is fading. Jennison’s work and the positions the Fund holds in Chinese equities continue to focus on the rapidly growing e-commerce and internet

10	Visit our website at prudentialfunds.com

platform opportunities that have seen little, if any, impact from the pressures surrounding the broader economy.

•	Jennison is increasingly constructive on Brazil, as structural reforms are finally implemented after a long economic struggle.

•	In countries of the Association of Southeast Asian Nations (ASEAN), cyclical recovery has become more apparent in recent months, fed in part by increased fiscal spending.

•

Jennison believes overall conditions favor its strategy over a reasonable investment horizon. Jennison focuses on identifying businesses that can generate organic growth and that continue to offer secular growth opportunities. The strategy is heavily invested in consumer discretionary, technology, and health care stocks offering these characteristics, while energy and materials exposures are small.

Prudential Jennison Emerging Markets Equity Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses

12	Visit our website at prudentialfunds.com

paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Emerging Markets Equity Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,092.40	1.45%	$7.63
	Hypothetical	$1,000.00	$1,017.85	1.45%	$7.35
Class C	Actual	$1,000.00	$1,088.80	2.20%	$11.55
	Hypothetical	$1,000.00	$1,014.08	2.20%	$11.14
Class Q	Actual	$1,000.00	$1,094.40	1.20%	$6.32
	Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09
Class Z	Actual	$1,000.00	$1,094.40	1.20%	$6.32
	Hypothetical	$1,000.00	$1,019.10	1.20%	$6.09

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	3.87	1.45
C	4.62	2.20
Q	3.13	1.20
Z	3.55	1.20

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Emerging Markets Equity Fund	13

Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 96.1%

COMMON STOCKS 82.0%

Argentina 5.2%
MercadoLibre, Inc.	3,493	$586,859

Brazil 9.2%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	36,677	215,443
Cia de Saneamento Basico do Estado de Sao Paulo	25,118	265,187
Lojas Renner SA	26,122	220,875
Raia Drogasil SA	14,719	327,626

		1,029,131

Chile 2.8%
Sociedad Quimica Y Minera de Chile SA, ADR	10,523	307,903

China 24.5%
58.Com, Inc., ADR*(a)	6,034	252,523
Alibaba Group Holding Ltd., ADR*(a)	5,317	540,686
Baidu, Inc., ADR*	1,597	282,445
China Biologic Products, Inc.*	1,665	196,653
Ctrip.com International Ltd., ADR*(a)	10,227	451,522
JD.com, Inc., ADR*(a)	10,510	272,734
Tencent Holdings Ltd.	28,040	743,126

		2,739,689

Hong Kong 2.6%
Sands China Ltd.	65,672	285,001

India 1.8%
HDFC Bank Ltd., ADR	2,903	205,474

Indonesia 8.1%
Astra International Tbk PT	518,201	326,937
Matahari Department Store Tbk PT	188,392	259,804
Mitra Keluarga Karyasehat Tbk PT	672,510	143,268
Waskita Karya Persero Tbk PT	867,664	174,157

		904,166

Malaysia 1.6%
IHH Healthcare Bhd	118,829	181,231

Mexico 3.8%
Alsea SAB de CV	56,349	210,239
Grupo Aeroportuario Del Centro Norte SAB de CV	37,157	216,836

		427,075

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Philippines 3.3%
Ayala Land, Inc.	213,910	$160,003
Universal Robina Corp.	56,327	211,665

		371,668

South Korea 2.8%
Medy-Tox, Inc.	493	174,915
Osstem Implant Co. Ltd.*	2,886	137,300

		312,215

Taiwan 4.3%
Hota Industrial Manufacturing Co. Ltd.	30,000	125,373
Largan Precision Co. Ltd.	2,000	235,951
Tung Thih Electronic Co. Ltd.	8,000	116,722

		478,046

Thailand 8.6%
Airports of Thailand PCL	11,797	128,428
Bangkok Dusit Medical Services PCL	272,797	177,686
CP ALL PCL	159,216	276,373
Group Lease PCL, ADR	139,752	183,439
Group Lease PCL	150,936	198,387

		964,313

Turkey 3.4%
Tofas Turk Otomobil Fabrikasi A/S	33,044	249,001
Ulker Biskuvi Sanayi A/S	21,890	135,925

		384,926

TOTAL COMMON STOCKS (cost $7,809,331)		9,177,697

	Units

PARTICIPATORY NOTES† 12.5%

India
Ashok Leyland Ltd., expiring 10/29/17 144A	166,555	227,824
Asian Paints Ltd., expiring 05/31/18 144A	12,586	202,737
Biocon Ltd., expiring 06/08/21 144A	13,981	193,973
Eicher Motors Ltd., expiring 08/27/18 144A	590	212,180
Godrej Consumer Products Ltd., expiring 09/11/20 144A	6,404	153,759
Lupin Ltd., expiring 10/29/17 144A	4,496	102,209
Maruti Suzuki India Ltd., expiring 12/08/20 144A	3,441	303,800

TOTAL PARTICIPATORY NOTES (cost $1,179,244)		1,396,482

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
PREFERRED STOCK 1.5%

Brazil
Itau Unibanco Holding SA (PRFC) (cost $169,257)	14,647	$176,572

	Units

WARRANTS* 0.1%

Thailand
Group Lease PCL, expiring 07/31/18 (cost $0)	14,459	6,239

TOTAL LONG-TERM INVESTMENTS (cost $9,157,832)		10,756,990

	Shares

SHORT-TERM INVESTMENTS 19.0%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(b)	567,613	567,613
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $1,558,815; includes $1,558,090 of cash collateral for securities on loan)(b)(c)	1,558,656	1,558,968

TOTAL SHORT-TERM INVESTMENTS (cost $2,126,428) (Note 3)		2,126,581

TOTAL INVESTMENTS 115.1% (cost $11,284,260) (Note 5)		$12,883,571
Liabilities in excess of other assets (15.1)%		(1,693,459)

NET ASSETS 100.0%		$11,190,112

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

PRFC—Preference Shares

†	Participatory notes represented 12.5% of net assets, of which the Series attributed 3.7% to Bank of America, 1.4% to Deutsche Bank AG, 3.0% to Goldman Sachs & Co., and 4.4% to JPMorgan Chase as counterparties to the securities.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,524,325; cash collateral of $1,558,090 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(c)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$586,859	$—	$—
Brazil	1,029,131	—	—
Chile	307,903	—	—
China	1,996,563	743,126	—
Hong Kong	—	285,001	—
India	205,474	—	—
Indonesia	—	904,166	—
Malaysia	—	181,231	—
Mexico	427,075	—	—
Philippines	—	371,668	—
South Korea	—	312,215	—
Taiwan	—	478,046	—
Thailand	603,188	361,125	—
Turkey	—	384,926	—
Participatory Notes
India	—	1,396,482	—
Preferred Stock
Brazil	176,572	—	—
Warrants
Thailand	6,239	—	—
Affiliated Mutual Funds	2,126,581	—	—

Total	$7,465,585	$5,417,986	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

See Notes to Financial Statements.

18

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Internet Software & Services	21.5%
Affiliated Mutual Funds (including 13.9% of collateral for securities on loan)	19.0
Automobiles	7.8
Internet & Catalog Retail	6.5
Food & Staples Retailing	5.4
Biotechnology	5.1
Chemicals	4.6
Health Care Providers & Services	4.5
Hotels, Restaurants & Leisure	4.4
Multiline Retail	4.3
Machinery	3.9
Consumer Finance	3.5
Banks	3.4
Food Products	3.1
Transportation Infrastructure	3.1
Water Utilities	2.4%
Auto Components	2.2
Electronic Equipment, Instruments & Components	2.1
Diversified Financial Services	1.9
Construction & Engineering	1.5
Real Estate Management & Development	1.4
Personal Products	1.4
Health Care Equipment & Supplies	1.2
Pharmaceuticals	0.9

115.1
Liabilities in excess of other assets	(15.1)

100.0%

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Series’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$6,239	—	$—

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

For the year ended October 31, 2016, the Series did not have any realized gain (loss) on derivatives recognized in income.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$6,239

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

20

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $1,524,325:
Unaffiliated investments (cost $9,157,832)	$10,756,990
Affiliated investments (cost $2,126,428)	2,126,581
Due from Manager	8,530
Dividends and interest receivable	3,283
Receivable for Series shares sold	726
Prepaid expenses	816

Total assets	12,896,926

Liabilities
Payable to broker for collateral for securities on loan	1,558,090
Payable for investments purchased	118,816
Accrued expenses and other liabilities	28,750
Distribution fee payable	806
Affiliated transfer agent fee payable	352

Total liabilities	1,706,814

Net Assets	$11,190,112

Net assets were comprised of:
Common stock, at par	$11,937
Paid-in capital in excess of par	11,722,473

11,734,410
Accumulated net investment loss	(18,489)
Accumulated net realized loss on investment and foreign currency transactions	(2,125,235)
Net unrealized appreciation on investments and foreign currencies	1,599,426

Net assets, October 31, 2016	$11,190,112

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share, ($869,001 ÷ 92,998 shares of common stock issued and outstanding)	$9.34
Maximum sales charge (5.50% of offering price)	0.54

Maximum offering price to public	$9.88

Class C
Net asset value, offering price and redemption price per share, ($733,768 ÷ 79,739 shares of common stock issued and outstanding)	$9.20

Class Q
Net asset value, offering price and redemption price per share, ($9,404,467 ÷ 1,001,515 shares of common stock issued and outstanding)	$9.39

Class Z
Net asset value, offering price and redemption price per share, ($182,876 ÷ 19,482 shares of common stock issued and outstanding)	$9.39

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	23

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $11,335)	$86,312
Income from securities lending, net (including affiliated income of $421)	4,016
Affiliated dividend income	1,419

Total income	91,747

Expenses
Management fee	105,249
Distribution fee—Class A	1,584
Distribution fee—Class C	6,719
Custodian and accounting fees	59,000
Registration fees	57,000
Audit fee	30,000
Shareholders’ reports	21,000
Legal fees and expenses	15,000
Directors’ fees	9,000
Transfer agent’s fees and expenses (including affiliated expense of $1,900)	6,000
Insurance expenses	1,000
Miscellaneous	16,105

Total expenses	327,657
Less: Management fee waiver and/or expense reimbursement	(199,070)
Distribution fee waiver—Class A	(264)

Net expenses	128,323

Net investment income (loss)	(36,576)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $125)	(1,045,697)
Foreign currency transactions	(8,547)

(1,054,244)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $153)	1,752,017
Foreign currencies	181

1,752,198

Net gain (loss) on investment and foreign currency transactions	697,954

Net Increase (Decrease) In Net Assets Resulting From Operations	$661,378

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

as of October 31, 2016

	Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(36,576)	$(48,688)
Net realized gain (loss) on investment and foreign currency transactions	(1,054,244)	(1,035,669)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,752,198	(298,727)

Net increase (decrease) in net assets resulting from operations	661,378	(1,383,084)

Dividends from net investment income (Note 1)
Class Q	—	(5,005)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,120,407	955,438
Net asset value of shares issued in reinvestment of dividends	—	5,005
Cost of shares reacquired	(464,853)	(328,954)

Net increase (decrease) in net assets from Series share transactions	655,554	631,489

Total increase (decrease)	1,316,932	(756,600)

Net Assets:
Beginning of year	9,873,180	10,629,780

End of year	$11,190,112	$9,873,180

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	25

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund currently consists of six series: Prudential Jennison Emerging Markets Equity Fund, (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential QMA International Equity Fund, Prudential Emerging Markets Debt Local Currency Fund, Prudential Jennison Global Opportunities Fund and Prudential Jennison International Opportunities Fund. These financial statements relate to Prudential Jennison Emerging Markets Equity Fund. The financial statements of the other series are not presented herein.

The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of their financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last

26

sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Jennison Emerging Markets Equity Fund	27

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations: such amounts are included in net realized gain (loss) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, forward currency contracts disposition

28

of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Prudential Jennison Emerging Markets Equity Fund	29

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Participatory notes/Warrants: The Series may gain exposure to securities in certain foreign markets through investments in P-notes. The Series may purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or brokerdealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counter-party risk, beyond those normally associated with a direct investment in the underlying security. The Series must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of a P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board’s approved fair valuation procedures.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the

30

ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of 1.05% of the Series’ average daily net assets up to $5 billion and 1.025% of the Series’ average daily net assets in excess of $5 billion. For the year ended October 31, 2016, the effective management fee rate before any waivers and/or expense reimbursement was 1.05% and the waivers and/or expense reimbursements exceeded the effective management fee rate.

PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.20% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Prudential Jennison Emerging Markets Equity Fund	31

Notes to Financial Statements (continued)

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q shares and Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fee to .25% of the average daily net assets of the Class A shares through February 28, 2018.

PIMS has advised the Series that it received $13,561 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2016, it has received $95 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM, Inc., PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, whollyowned subsidiary of Prudential, serves as the Series’ transfer agent. The Transfer agent’s fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Series’ securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act,

32

that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Series invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”) each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of investment securities, other than short term investments, for the year ended October 31, 2016 were $4,822,526 and $4,332,366, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the tax year ended October 31, 2016 the adjustments were to decrease accumulated net investment loss by $43,225, decrease accumulated net realized loss on investment and foreign currency transactions by $8,547 and decrease paid-in capital in excess of par by $51,772 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and a net operating loss. Net investment loss, net realized gain (loss) on investment and foreign currencies transactions and net assets were not affected by this change.

For the tax year ended October 31, 2016, there was no distribution paid by the Series. For the tax year ended October 31, 2015, the tax character of dividends paid by the Series was $5,005 of ordinary income.

As of October 31, 2016, the Series had no undistributed earnings on a tax basis.

Prudential Jennison Emerging Markets Equity Fund	33

Notes to Financial Statements (continued)

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$11,284,260	$1,886,236	$(286,925)	$1,599,311	$115	$1,599,426

The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2016 of approximately $2,125,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Series elected to treat certain late-year ordinary losses of approximately $18,000 as having been incurred in the following fiscal year (October 31, 2017).

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are subject to a maximum front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% during the first 12 months from the date of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

34

There are 865 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class C, Class Q and Class Z common stock, each of which consists of 250 million, 65 million, 250 million and 300 million authorized shares, respectively.

As of October 31, 2016, Prudential, through its affiliates, owned 1,000 shares of Class A, 1,000 shares of Class C, 1,001,515 shares of Class Q and 1,000 shares of Class Z. At reporting end, 2 shareholders of record held 90% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	73,952	$650,175
Shares reacquired	(13,892)	(121,759)

Net increase (decrease) in shares outstanding before conversion	60,060	528,416
Shares reacquired upon conversion into other class(es)	(2,403)	(21,648)

Net increase (decrease) in shares outstanding	57,657	$506,768

Year ended October 31, 2015:
Shares sold	62,926	$591,480
Shares reacquired	(25,927)	(245,166)

Net increase (decrease) in shares outstanding before conversion	36,999	346,314
Shares reacquired upon conversion into other class(es)	(3,444)	(28,723)

Net increase (decrease) in shares outstanding	33,555	$317,591

Class C
Year ended October 31, 2016:
Shares sold	18,264	$163,648
Shares reacquired	(14,302)	(127,007)

Net increase (decrease) in shares outstanding	3,962	$36,641

Year ended October 31, 2015:
Shares sold	31,697	$309,514
Shares reacquired	(5,597)	(50,302)

Net increase (decrease) in shares outstanding	26,100	$259,212

Class Q
Year ended October 31, 2016:
Shares sold	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	—

Year ended October 31, 2015:
Shares sold	515	$5,005

Net increase (decrease) in shares outstanding	515	$5,005

Prudential Jennison Emerging Markets Equity Fund	35

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2016:
Shares sold	34,206	$306,584
Shares reacquired	(23,906)	(216,087)

Net increase (decrease) in shares outstanding before conversion	10,300	90,497
Shares issued upon conversion into other class(es)	2,400	21,648

Net increase (decrease) in shares outstanding	12,700	$112,145

Year ended October 31, 2015:
Shares sold	6,334	$54,444
Shares reacquired	(3,988)	(33,486)

Net increase (decrease) in shares outstanding	2,346	20,958
Shares issued upon conversion from other share class(es)	3,436	28,723

Net Increase (decrease) in shares outstanding	5,782	$49,681

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the year ended October 31, 2016.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time,

36

management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Prudential Jennison Emerging Markets Equity Fund	37

Financial Highlights

Class A Shares
	Year Ended October 31,		September 16, 2014(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$8.81	$10.09	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.04)	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	.57	(1.24)	.10
Total from investment operations	.53	(1.28)	.09
Net asset value, end of period	$9.34	$8.81	$10.09
Total Return(a)	6.02%	(12.69)%	.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$869	$311	$18
Average net assets (000)	$528	$208	$15
Ratios to average net assets(d):
Expenses after waiver and/or expense reimbursement	1.45%	1.54%	1.55%	(e)
Expenses before waiver and/or expense reimbursement	3.87%	3.40%	14.06%	(e)
Net investment loss	(.49)%	(.48)%	(.93)%	(e)
Portfolio turnover rate	44%	67%	15%	(f)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended October 31,		September 16, 2014(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$8.74	$10.08	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.11)	(.13)	(.02)
Net realized and unrealized gain (loss) on investments	.57	(1.21)	.10
Total from investment operations	.46	(1.34)	.08
Net asset value, end of period	$9.20	$8.74	$10.08
Total Return(a)	5.26%	(13.29)%	.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$734	$662	$501
Average net assets (000)	$672	$699	$296
Ratios to average net assets(d):
Expenses after waiver and/or expense reimbursement	2.20%	2.29%	2.30%	(e)
Expenses before waiver and/or expense reimbursement	4.62%	4.12%	15.19%	(e)
Net investment loss	(1.29)%	(1.36)%	(1.79)%	(e)
Portfolio turnover rate	44%	67%	15%	(f)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	39

Financial Highlights (continued)

Class Q Shares
	Year Ended October 31,		September 16, 2014(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$8.83	$10.09	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	.59	(1.21)	.10
Total from investment operations	.56	(1.25)	.09
Less Dividends:
Dividends from net investment income	-	(.01)	-
Net asset value, end of period	$9.39	$8.83	$10.09
Total Return(a)	6.34%	(12.44)%	.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9,404	$8,840	$10,101
Average net assets (000)	$8,722	$9,518	$9,785
Ratios to average net assets(d):
Expenses after waiver and/or expense reimbursement	1.20%	1.29%	1.30%	(e)
Expenses before waiver and/or expense reimbursement	3.13%	2.91%	13.37%	(e)
Net investment loss	(.29)%	(.40)%	(.68)%	(e)
Portfolio turnover rate	44%	67%	15%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended October 31,		September 16, 2014(b) through October 31,
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$8.82	$10.09	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	.60	(1.23)	.10
Total from investment operations	.57	(1.27)	.09
Net asset value, end of period	$9.39	$8.82	$10.09
Total Return(a)	6.46%	(12.59)%	.90%

Ratios/Supplemental Data:
Net assets, end of period (000)	$183	$60	$10
Average net assets (000)	$102	$17	$10
Ratios to average net assets(d):
Expenses after waiver and/or expense reimbursement	1.20%	1.29%	1.30%	(e)
Expenses before waiver and/or expense reimbursement	3.55%	3.48%	13.51%	(e)
Net investment loss	(.31)%	(.44)%	(.67)%	(e)
Portfolio turnover rate	44%	67%	15%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison Emerging Markets Equity Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Emerging Markets Equity Fund, one of the series constituting Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from September 16, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2016

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Emerging Markets Equity Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Emerging Markets Equity Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Emerging Markets Equity Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Directors (the “Board”) of Prudential Jennison Emerging Markets Equity Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Jennison Emerging Markets Equity Fund is a series of Prudential World Fund, Inc.

Prudential Jennison Emerging Markets Equity Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI for the year ended December 31, 2015 exceeded the management fees received by PI, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Emerging Markets Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2015. The Board considered that the Fund commenced operations on September 16, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Emerging Markets Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board also noted information provided by PI that effective October 1, 2015, PI agreed to limit expenses so that the Fund’s annual operating expenses do not exceed 1.20% (exclusive of 12b-1 and certain other fees) and that this change was not fully reflected in the 2015 annual expense calculations for the Fund. The Board noted that if this change was reflected for the full fiscal year, the Fund’s net total expenses would rank in the first quartile of its Peer Group.

•	The Board and PI agreed to continue the Fund’s existing expense cap of 1.20% (exclusive of 12b-1 and certain other fees) through February 28, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Emerging Markets Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Emerging Markets Equity Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EMERGING MARKETS EQUITY FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PDEAX	PDECX	PDEQX	PDEZX
CUSIP	743969644	743969636	743969628	743969610

MF225E    0300088-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Jennison Global Opportunities Fund

ANNUAL REPORT	OCTOBER 31, 2016

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Objective: To seek long-term growth of capital

Highlights

PRUDENTIAL JENNISON GLOBAL OPPORTUNITIES FUND

•

The Fund’s information technology holdings were strong contributors to positive return. These stocks included Tencent, China’s largest and most visited Internet service portal, social media giant Facebook, and Buenos Aires-based online trading service MercadoLibre. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

In consumer discretionary, Amazon.com benefited from strong execution, long-term revenue growth, margin expansion, and development of a meaningfully important business opportunity in cloud infrastructure. The company continues to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market.

•

On the negative side, higher-growth, and therefore higher-valuation, health care stocks were hurt by investor risk aversion and growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them holdings in Incyte (myelofibrosis, blood cancer), Regeneron Pharmaceuticals (eye diseases, high cholesterol), and BioMarin Pharmaceutical (neurometabolic degenerative diseases).

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Global Opportunities Fund

December 15, 2016

Prudential Jennison Global Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	–3.13	51.40 (3/14/12)
Class C	–3.88	46.10 (3/14/12)
Class Q	–2.85	8.34 (12/22/14)
Class Z	–2.92	53.10 (3/14/12)
MSCI ACWI ND Index	2.05	—
Lipper Global Multi-Cap Growth Funds Average	–0.18	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Since Inception (%)
Class A	3.46	9.07 (3/14/12)
Class C	7.67	9.59 (3/14/12)
Class Q	9.88	6.82 (12/22/14)
Class Z	9.74	10.70 (3/14/12)
MSCI ACWI ND Index	11.96	—
Lipper Global Multi-Cap Growth Funds Average	10.65	—

Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	–8.46	8.03 (3/14/12)
Class C	–4.84	8.52 (3/14/12)
Class Q	–2.85	4.40 (12/22/14)
Class Z	–2.92	9.62 (3/14/12)

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Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	–3.13	9.36 (3/14/12)
Class C	–3.88	8.52 (3/14/12)
Class Q	–2.85	4.40 (12/22/14)
Class Z	–2.92	9.62 (3/14/12)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Global Opportunities Fund (Class A shares) with a similar investment in the MSCI ACWI ND Index by portraying the initial account values at the commencement of operations for Class A shares (March 14, 2012) and the account values at the end of the current fiscal year (October 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Prudential Jennison Global Opportunities Fund	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

MSCI ACWI ND Index—The Morgan Stanley Capital International All Country World Net Dividend Index (MSCI ACWI ND Index) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ND Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The ND version of the MSCI ACWI Index reflects the impact of the maximum withholding taxes on reinvested dividends. The cumulative total returns for the Index measured from the month-end closest to the inception date through 10/31/16 are 36.74% for Class A, Class C, and Class Z shares and 2.31% for Class Q shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 7.47% for Class A, Class C, and Class Z shares and 2.31% for Class Q shares.

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Lipper Global Multi-Cap Growth Funds Average—The Lipper Global Multi-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Multi-Cap Growth Funds category for the periods noted. Funds in the Lipper Average are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date through 10/31/16 are 38.65% for Class A, Class C, and Class Z shares and 2.14% for Class Q shares. The average annual total return for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 is 8.04% for Class A, Class C, and Class Z shares and 2.97% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
Tencent Holdings Ltd., Internet Software & Services	6.0
Amazon.com, Inc., Internet & Direct Marketing Retail	5.5
Alibaba Group Holding Ltd., Internet Software & Services	5.4
Facebook, Inc. (Class A Stock), Internet Software & Services	5.3
adidas AG, Textiles, Apparel & Luxury Goods	5.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Internet Software & Services	23.9
Internet & Direct Marketing Retail	10.2
Software	9.5
Specialty Retail	8.9
Biotechnology	6.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Global Opportunities Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Global Opportunities Fund’s Class A shares returned –3.13% in the 12 months ended October 31, 2016. Over the same period, the MSCI ACWI ND Index (the Index) rose 2.05% and the Lipper Global Multi-Cap Growth Funds Average returned –0.18%.

What was the market environment?

•

Numerous factors contributed to market volatility in the 12-month period, including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly unconventional US presidential election.

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying and other “safety” stocks were significant drivers of market returns. Stocks of higher-growth companies generally underperformed.

•

In the Index, the materials and information technology sectors posted double-digit advances; health care and consumer discretionary declined the most. By region, emerging markets gained the most while Europe lost ground.

What worked?

•	The Fund’s information technology holdings were strong contributors to positive return:

•

Tencent, China’s largest and most visited Internet service portal, continued to perform well, fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts. If a proposed merger with a standalone online music provider closes, Tencent could also become China’s leading online music provider.

•

Facebook rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. Jennison believes that as the Internet-based social platform solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped, growth drivers include Instagram, WhatsApp, and Messenger.

•

Buenos Aires-based online trading service MercadoLibre advanced on strong execution and enhanced marketplace initiatives, including integrated shipping and payment systems. The company enables individuals and businesses to electronically sell and buy items in more than 2,000 categories. Jennison likes MercadoLibre’s exposure to Latin America’s expanding Internet penetration rates and low e-commerce share of the retail market.

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•

Alibaba reported better-than-expected revenue, earnings, user metrics, gross merchandise value, monetization revenue, and margins. Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

•	In consumer discretionary:

•

Amazon.com benefited from strong execution, long-term revenue growth, margin expansion, and development of a meaningfully important business opportunity in cloud infrastructure. The company continues to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market.

•

Adidas’s growth accelerated as new management repositioned the Adidas brand in North America, leveraged its Boost technology, and restructured product lines such as Golf. Based in Germany, Adidas sells sports shoes, apparel, and equipment in 160 countries. It is the world’s No. 3 sporting goods manufacturer behind Nike and Under Armour.

•	In consumer staples:

•

CP All reported stronger-than-expected earnings and same-store-sales growth. The company operates more than 7,000 convenience stores under the 7-Eleven trademark and has a dominant market position in Thailand. Jennison expects the company to benefit from benign operating cost pressure, store expansion, and same-store-sales growth, driven by improving domestic consumption.

What didn’t work?

•	In health care:

•

Higher-growth, and therefore higher-valuation, stocks were hurt by investor risk aversion and growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them holdings in Incyte (myelofibrosis, blood cancer), Regeneron Pharmaceuticals (eye diseases, high cholesterol), and BioMarin Pharmaceutical (neurometabolic degenerative diseases). Jennison eliminated the position in Incyte to realize profits and redeploy funds in more attractive investment opportunities. Jennison believes that the long-term fundamentals of Regeneron, BioMarin, and other biotechnology holdings remain intact and that current valuations underestimate the potential of pipeline drugs.

•	Companies where acquired growth plays a greater role, such as Allergan, declined as regulatory changes threatened to remove many of the tax benefits of mergers between US and offshore companies.

Prudential Jennison Global Opportunities Fund	9

Strategy and Performance Overview (continued)

•	In consumer discretionary:

•

Corporate governance concerns and slightly lower-than-expected financial results prompted Jennison to first trim, then eliminate the position in Luxottica, the world’s largest eyewear firm. Milan-based Luxottica vertically integrates design, manufacturing, and retailing.

•	Nike declined on inventory overhang, declining average selling prices, and increased competition. Jennison incrementally reduced, then eliminated the position.

•	In information technology:

•	The decline in global online professional network LinkedIn reflected signs of significant deceleration in recent high growth rates. Jennison eliminated the position.

Current outlook

•

With growth scarce in many sectors and businesses, companies that are able to generate longer-term, sustainable above-average growth should become increasingly attractive. This appeal is likely to be heightened by the muted nature of global growth, which is limiting opportunities to capitalize on a cyclical rebound, and the recent run-up in dividend-paying securities, which could suggest that yield substitutes are offering little additional relative appreciation potential at this point.

•

While 2016 has seen considerable volatility and mixed results across global equity markets, Jennison believes overall conditions favor its global growth strategy over a reasonable investment horizon. Jennison remains focused on identifying businesses that can generate organic growth and that continue to offer secular growth opportunities. The strategy remains heavily invested in technology, consumer discretionary, and health care stocks offering these characteristics, while industrials, financials, energy, consumer staples, and materials exposures remain quite small. Jennison will continue to carefully evaluate the fundamental outlooks of the Fund’s holdings and make adjustments as necessary as the overall global environment evolves.

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The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Tencent Holdings	2.37	Incyte	–1.26
Facebook	1.52	LinkedIn	–1.22
Amazon.com	1.34	Regeneron Pharmaceuticals	–1.15
MercadoLibre	0.95	BioMarin Pharmaceutical	–0.95
CP All	0.89	Luxottica	–0.86

Prudential Jennison Global Opportunities Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Global Opportunities Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,058.00	1.24%	$6.41
	Hypothetical	$1,000.00	$1,018.90	1.24%	$6.29
Class C	Actual	$1,000.00	$1,053.40	1.99%	$10.27
	Hypothetical	$1,000.00	$1,015.13	1.99%	$10.08
Class Q	Actual	$1,000.00	$1,059.40	0.84%	$4.35
	Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27
Class Z	Actual	$1,000.00	$1,058.80	0.99%	$5.12
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Global Opportunities Fund	13

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.36	1.20
C	2.06	1.95
Q	0.95	0.84
Z	1.06	0.95

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.9%

COMMON STOCKS

Argentina 3.0%
MercadoLibre, Inc.	47,573	$7,992,740

Australia 1.6%
Atlassian Corp. PLC (Class A Stock)*	152,172	4,087,340

Brazil 2.3%
Raia Drogasil SA	273,216	6,081,452

China 11.4%
Alibaba Group Holding Ltd., ADR*(a)	139,333	14,168,773
Tencent Holdings Ltd.	602,482	15,967,181

		30,135,954

France 2.3%
Dassault Systemes SA	77,807	6,158,656

Germany 5.0%
adidas AG	80,418	13,212,254

Indonesia 2.1%
Astra International Tbk PT	8,927,115	5,632,188

Japan 5.9%
Nintendo Co. Ltd.	30,695	7,399,343
Shionogi & Co. Ltd.	87,021	4,285,612
Sysmex Corp.	57,730	4,000,809

		15,685,764

Singapore 2.0%
Broadcom Ltd.	30,343	5,166,806

Spain 6.7%
Amadeus IT Holding SA (Class A Stock)	106,226	4,999,424
Inditex SA	360,537	12,580,063

		17,579,487

Thailand 2.5%
CP ALL PCL	3,822,278	6,625,786

United Kingdom 5.1%
ASOS PLC*	133,086	8,543,310
St. James’s Place PLC	435,867	5,033,766

		13,577,076

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United States 49.0%
Albemarle Corp.	68,589	$5,730,611
Allergan PLC*	27,520	5,750,029
Alphabet Inc. (Class A Stock)*	13,732	11,121,547
Amazon.com, Inc.*	18,565	14,663,008
Apple, Inc.	44,762	5,082,277
BioMarin Pharmaceutical, Inc.*	64,223	5,171,236
Bristol-Myers Squibb Co.	46,350	2,359,678
Celgene Corp.*	20,666	2,111,652
Charter Communications, Inc. (Class A Stock)*	20,832	5,205,708
Constellation Brands, Inc. (Class A Stock)	29,018	4,849,488
Facebook, Inc. (Class A Stock)*	108,020	14,149,540
Home Depot, Inc. (The)	19,657	2,398,351
MasterCard, Inc. (Class A Stock)	112,005	11,986,775
Mobileye NV*(a)	115,661	4,300,276
Netflix, Inc.*	31,657	3,953,010
NVIDIA Corp.	93,980	6,687,617
Regeneron Pharmaceuticals, Inc.*	9,206	3,176,254
salesforce.com, inc.*	41,216	3,097,795
Shire PLC	120,912	6,827,047
Tesla Motors, Inc.*(a)	12,995	2,569,501
TJX Cos., Inc. (The)	34,589	2,550,939
Ulta Salon Cosmetics & Fragrance, Inc.*	24,360	5,927,762

		129,670,101

TOTAL LONG-TERM INVESTMENTS (cost $226,677,480)		261,605,604

SHORT-TERM INVESTMENTS 6.3%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(b)	3,046,626	3,046,626
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $13,705,422; includes $13,696,580 of cash collateral for securities on loan)(b)(c)	13,704,725	13,707,466

TOTAL SHORT-TERM INVESTMENTS (cost $16,752,048) (Note 3)		16,754,092

TOTAL INVESTMENTS 105.2% (cost $243,429,528) (Note 5)		278,359,696
Liabilities in excess of other assets (5.2)%		(13,660,173)

NET ASSETS 100.0%		$264,699,523

See Notes to Financial Statements.

16

The following abbreviation is used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,425,206; cash collateral of $13,696,580 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(c)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$7,992,740	$—	$—
Australia	4,087,340	—	—
Brazil	6,081,452	—	—
China	14,168,773	15,967,181	—
France	—	6,158,656	—
Germany	—	13,212,254	—
Indonesia	—	5,632,188	—
Japan	—	15,685,764	—
Singapore	5,166,806	—	—
Spain	—	17,579,487	—
Thailand	—	6,625,786	—
United Kingdom	—	13,577,076	—
United States	122,843,054	6,827,047	—
Affiliated Mutual Funds	16,754,092	—	—

Total	$177,094,257	$101,265,439	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Internet Software & Services	23.9%
Internet & Direct Marketing Retail	10.2
Software	9.5
Specialty Retail	8.9
Biotechnology	6.6
IT Services	6.4
Affiliated Mutual Funds (including 5.2% of collateral for securities on loan)	6.3
Textiles, Apparel & Luxury Goods	5.0
Food & Staples Retailing	4.8
Pharmaceuticals	4.7
Semiconductors & Semiconductor Equipment	4.5
Automobiles	3.1%
Chemicals	2.2
Media	2.0
Technology Hardware, Storage & Peripherals	1.9
Insurance	1.9
Beverages	1.8
Health Care Equipment & Supplies	1.5

105.2
Liabilities in excess of other assets	(5.2)

100.0%

See Notes to Financial Statements.

18

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Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $13,425,206:
Unaffiliated investments (cost $226,677,480)	$261,605,604
Affiliated investments (cost $16,752,048)	16,754,092
Receivable for investments sold	5,189,613
Receivable for Series shares sold	466,422
Dividends receivable	199,326
Tax reclaim receivable	64,484
Prepaid expenses	2,749

Total Assets	284,282,290

Liabilities
Payable to broker for collateral for securities on loan	13,696,580
Payable for investments purchased	4,840,558
Payable for Series shares reacquired	711,948
Management fee payable	148,832
Accrued expenses and other liabilities	110,691
Distribution fee payable	65,315
Affiliated transfer agent fee payable	8,843

Total Liabilities	19,582,767

Net Assets	$264,699,523

Net assets were comprised of:
Common stock, at par	$175,178
Paid-in capital in excess of par	260,006,311

260,181,489
Accumulated net investment loss	(730,095)
Accumulated net realized loss on investment and foreign currency transactions	(29,680,464)
Net unrealized appreciation on investments and foreign currencies	34,928,593

Net assets, October 31, 2016	$264,699,523

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($89,578,526 ÷ 5,917,322 shares of common stock issued and outstanding)	$15.14
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price to public	$16.02

Class C
Net asset value, offering price and redemption price per share ($52,245,740 ÷ 3,575,307 shares of common stock issued and outstanding)	$14.61

Class Q
Net asset value, offering price and redemption price per share ($8,647,145 ÷ 563,911 shares of common stock issued and outstanding)	$15.33

Class Z
Net asset value, offering price and redemption price per share ($114,228,112 ÷ 7,461,293 shares of common stock issued and outstanding)	$15.31

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	21

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $188,138)	$2,405,764
Income from securities lending, net (including affiliated $7,461)	132,363
Affiliated dividend income	19,165

Total income	2,557,292

Expenses
Management fee	2,385,288
Distribution fee—Class A	300,687
Distribution fee—Class C	501,161
Transfer agent’s fees and expenses (including affiliated expense of $57,200)	314,000
Custodian and accounting fees (net of $6,000 fee credit)	132,000
Registration fees	89,000
Shareholders’ reports	47,000
Audit fee	31,000
Legal fees and expenses	22,000
Directors’ fees	14,000
Commitment fee on syndicated credit agreement	7,000
Loan interest expense	2,537
Insurance expenses	2,000
Miscellaneous	15,164

Total expenses	3,862,837
Less: Expense reimbursement	(315,926)
Distribution fee waiver—Class A	(50,110)

Net expenses	3,496,801

Net investment income (loss)	(939,509)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $904)	(26,434,495)
Foreign currency transactions	(56,397)

(26,490,892)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,044)	12,313,407
Foreign currencies	2,920

12,316,327

Net gain (loss) on investment and foreign currency transactions	(14,174,565)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(15,114,074)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(939,509)	$(585,924)
Net realized gain (loss) on investment and foreign currency transactions	(26,490,892)	(2,115,700)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	12,316,327	10,587,386

Net increase (decrease) in net assets resulting from operations	(15,114,074)	7,885,762

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	270,276,394	166,549,415
Cost of shares reacquired	(196,305,393)	(28,969,945)

Net increase (decrease) in net assets from Series share transactions	73,971,001	137,579,470

Total increase (decrease)	58,856,927	145,465,232

Net Assets:
Beginning of year	205,842,596	60,377,364

End of year	$264,699,523	$205,842,596

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	23

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”) and currently consists of six series: Prudential Jennison Global Opportunities Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential QMA International Equity Fund, Prudential Jennison International Opportunities Fund, Prudential Jennison Emerging Markets Equity Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to Prudential Jennison Global Opportunities Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on March 14, 2012. The Series is diversified and its investment objective is to seek long-term growth of capital.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund and the Series consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last

24

sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Jennison Global Opportunities Fund	25

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not generally isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition

26

of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential Jennison Global Opportunities Fund	27

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series,

28

occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of ..825% of the Series’ average daily net assets up to $1 billion and .80% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursement was .825% for the year ended October 31, 2016. The effective management fee rate net of waivers and/or expense reimbursement was .716%.

PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Series to .84% of the Series’ average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through February 28, 2018.

PIMS has advised the Series that it has received $623,483 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2016 it has received $3,034 and $28,455 in contingent deferred sales charges imposed upon redemption by certain Class A and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Jennison Global Opportunities Fund	29

Notes to Financial Statements (continued)

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Series invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended October 31, 2016 were $324,924,846 and $247,468,274, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2016, the adjustments were to decrease accumulated net investment loss by $711,131, decrease accumulated net realized loss on investment and foreign currency transactions by $56,397 and decrease paid-in capital in excess of par by $767,528 due to a net operating loss and

30

certain transactions involving foreign currencies. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2016 and October 31, 2015, there were no distributions paid by the Series.

As of October 31, 2016, the Series had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$245,631,808	$40,150,181	$(7,422,293)	$32,727,888	$(1,575)	$32,726,313

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2016 of approximately $27,478,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Series elected to treat certain late-year ordinary income losses of approximately $723,000 as having been incurred in the following fiscal year (October 31, 2017).

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for

Prudential Jennison Global Opportunities Fund	31

Notes to Financial Statements (continued)

sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

There are 675 million shares of common stock at $.01 par value per share, designated Class A, Class C, Class Q and Class Z common stock each of which consists of 150 million, 125 million, 200 million, and 200 million authorized shares, respectively.

As of October 31, 2016, Prudential through its affiliates, owned 707 Class Q shares of the Series. In addition, 4 shareholders of record held 49% of the Series’ outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	4,917,603	$74,099,622
Shares reacquired	(3,588,967)	(52,198,226)

Net increase (decrease) in shares outstanding before conversion	1,328,636	21,901,396
Shares issued upon conversion from other share class(es)	72,822	1,078,878
Shares reacquired upon conversion into other share class(es)	(221,310)	(3,302,153)

Net increase (decrease) in shares outstanding	1,180,148	$19,678,121

Year ended October 31, 2015:
Shares sold	4,298,012	$66,366,441
Shares reacquired	(766,765)	(11,329,060)

Net increase (decrease) in shares outstanding before conversion	3,531,247	55,037,381
Shares issued upon conversion from other share class(es)	6,271	97,035
Shares reacquired upon conversion into other share class(es)	(302,683)	(4,604,448)

Net increase (decrease) in shares outstanding	3,234,835	$50,529,968

32

Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	2,729,452	$40,204,884
Shares reacquired	(1,010,034)	(14,223,430)

Net increase (decrease) in shares outstanding before conversion	1,719,418	25,981,454
Shares reacquired upon conversion into other share class(es)	(50,695)	(759,086)

Net increase (decrease) in shares outstanding	1,668,723	$25,222,368

Year ended October 31, 2015:
Shares sold	1,607,386	$24,055,556
Shares reacquired	(105,939)	(1,539,083)

Net increase (decrease) in shares outstanding before conversion	1,501,447	22,516,473
Shares reacquired upon conversion into other share class(es)	(9,846)	(143,223)

Net increase (decrease) in shares outstanding	1,491,601	$22,373,250

Class Q
Year ended October 31, 2016:
Shares sold	563,204	$9,000,000

Net increase (decrease) in shares outstanding	563,204	$9,000,000

Year ended October 31, 2015:
Shares sold	707	$10,000

Net increase (decrease) in shares outstanding	707	$10,000

Class Z
Year ended October 31, 2016:
Shares sold	9,732,772	$146,971,888
Shares reacquired	(8,986,305)	(129,883,737)

Net increase (decrease) in shares outstanding before conversion	746,467	17,088,151
Shares issued upon conversion from other share class(es)	247,411	3,745,581
Shares reacquired upon conversion into other share class(es)	(51,894)	(763,220)

Net increase (decrease) in shares outstanding	941,984	$20,070,512

Year ended October 31, 2015:
Shares sold	4,928,215	$76,117,418
Shares reacquired	(1,077,251)	(16,101,802)

Net increase (decrease) in shares outstanding before conversion	3,850,964	60,015,616
Shares issued upon conversion from other shares class(es)	309,766	4,747,671
Shares reacquired upon conversion into other share class(es)	(6,222)	(97,035)

Net increase (decrease) in shares outstanding	4,154,508	$64,666,252

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a

Prudential Jennison Global Opportunities Fund	33

Notes to Financial Statements (continued)

per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Series’ portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the SCA during the year ended October 31, 2016. The average daily balance for the 41 days the Series had loans outstanding during the period was $1,300,610, borrowed at a weighted average interest rate of 1.71%. The maximum loan balance outstanding during the period was $6,644,000. At October 31, 2016, the Series did not have an outstanding loan balance.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

34

Financial Highlights

Class A Shares
	Year Ended October 31,				March 14, 2012(a) through October 31,
	2016(b)	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$15.63	$14.08	$12.94	$9.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.09)	(.11)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	1.64	1.25	3.14	(.12)
Total from investment operations	(.49)	1.55	1.14	3.08	(.14)
Net asset value, end of period	$15.14	$15.63	$14.08	$12.94	$9.86
Total Return(c):	(3.13)%	11.01%	8.81%	31.24%	(1.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$89,579	$74,049	$21,150	$10,035	$3,898
Average net assets (000)	$100,220	$36,635	$19,352	$4,982	$2,967
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.20%	1.38%	1.60%	1.60%	1.60%	(e)
Expenses before waivers and/or expense reimbursement	1.36%	1.56%	1.71%	2.19%	3.10%	(e)
Net investment income (loss)	(.31)%	(.63)%	(.78)%	(.54)%	(.30)%	(e)
Portfolio turnover rate	88%	58%	68%	70%	48%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the underlying fund in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	35

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,				March 14, 2012(a) through October 31,
	2016(b)	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$15.20	$13.79	$12.77	$9.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.15)	(.20)	(.21)	(.14)	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	1.61	1.23	3.10	(.13)
Total from investment operations	(.59)	1.41	1.02	2.96	(.19)
Net asset value, end of period	$14.61	$15.20	$13.79	$12.77	$9.81
Total Return(c):	(3.88)%	10.22%	7.99%	30.17%	(1.90)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$52,246	$28,982	$5,723	$1,659	$593
Average net assets (000)	$50,113	$11,330	$4,361	$950	$300
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.95%	2.12%	2.35%	2.35%	2.35%	(e)
Expenses before waivers and/or expense reimbursement	2.06%	2.27%	2.41%	2.89%	3.85%	(e)
Net investment income (loss)	(1.07)%	(1.37)%	(1.54)%	(1.26)%	(.97)%	(e)
Portfolio turnover rate	88%	58%	68%	70%	48%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the underlying fund in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

36

Class Q Shares
	Year Ended October 31, 2016(b)	December 22, 2014(a) through October 31, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.78	$14.15
Income (loss) from investment operations:
Net investment income (loss)	.01	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.46)	1.66
Total from investment operations	(.45)	1.63
Net asset value, end of period	$15.33	$15.78
Total Return(c):	(2.85)%	11.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,647	$11
Average net assets (000)	$7,736	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.84%	1.09%	(e)
Expenses before waivers and/or expense reimbursement	.95%	1.18%	(e)
Net investment income (loss)	.05%	(.27)%	(e)
Portfolio turnover rate	88%	58%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	37

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,				March 14, 2012(a) through October 31,
	2016(b)	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$15.77	$14.17	$12.99	$9.87	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.01)	(.06)	(.08)	(.03)	-	(e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	1.66	1.26	3.15	(.13)
Total from investment operations	(.46)	1.60	1.18	3.12	(.13)
Net asset value, end of period	$15.31	$15.77	$14.17	$12.99	$9.87
Total Return(c):	(2.92)%	11.29%	9.08%	31.61%	(1.30)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$114,228	$102,800	$33,504	$25,219	$15,002
Average net assets (000)	$131,042	$48,494	$30,965	$18,340	$14,655
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.95%	1.15%	1.35%	1.35%	1.35%	(f)
Expenses before waivers and/or expense reimbursement	1.06%	1.28%	1.42%	1.89%	2.72%	(f)
Net investment income (loss)	(.07)%	(.41)%	(.56)%	(.25)%	(.03)%	(f)
Portfolio turnover rate	88%	58%	68%	70%	48%	(g)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the underlying fund in which the Series invests.
(e)	Less than $.005 per share.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

38

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Global Opportunities Fund, one of the series constituting Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from March 14, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2016

Prudential Jennison Global Opportunities Fund	39

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Global Opportunities Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Global Opportunities Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Global Opportunities Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Global Opportunities Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Jennison Global Opportunities Fund is a series of Prudential World Fund, Inc.

Prudential Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2015 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed Funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Multi-Cap Growth Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•	The Board and PI agreed to continue the Fund’s existing expense cap of 0.84% (exclusive of 12b-1, transfer agent, and certain other fees) through February 28, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Global Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Global Opportunities Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PRJAX	PRJCX	PRJQX	PRJZX
CUSIP	743969719	743969693	743969594	743969685

MF214E    0300094-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Jennison International Opportunities Fund

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: To seek long-term growth of capital

Highlights

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

•

The Fund’s information technology holdings were strong contributors to positive return. These stocks included Tencent, China’s largest and most visited service portal, and social media giant Alibaba, and Buenos Aires-based online trading service MercadoLibre. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.) (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

On the negative side, health care companies where acquired growth plays a significant role, such as Allergan, declined as regulatory changes threatened to remove many of the tax benefits of mergers between US and offshore companies.

•

Uncertainty about the UK’s post-Brexit economic outlook hurt select financials holdings based in Britain, including OneSavings Bank (a specialist lender focused on residential, commercial, and buy-to-rent mortgages), Aldermore (a diversified secured lender in both retail and commercial markets), and Hargreaves Lansdown (an online transaction-only retail discount broker).

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison International Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison International Opportunities Fund

December 15, 2016

Prudential Jennison International Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	–5.58	28.63 (6/5/12)
Class C	–6.34	24.52 (6/5/12)
Class Q	N/A	–5.66 (12/23/15)
Class Z	–5.30	30.13 (6/5/12)
MSCI ACWI ex-US Index	0.22	—
Lipper International Multi-Cap Growth Funds Average	–1.42	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Since Inception (%)
Class A	1.64	6.02 (6/5/12)
Class C	5.65	6.62 (6/5/12)
Class Q	N/A	N/A (12/23/15)
Class Z	7.82	7.69 (6/5/12)
MSCI ACWI ex-US Index	9.26	—
Lipper International Multi-Cap Growth Funds Average	8.30	—

Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	–10.77	4.53 (6/5/12)
Class C	–7.28	5.10 (6/5/12)
Class Q	N/A	N/A (12/23/15)
Class Z	–5.30	6.16 (6/5/12)

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Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	–5.58	5.88 (6/5/12)
Class C	–6.34	5.10 (6/5/12)
Class Q	N/A	N/A (12/23/15)
Class Z	–5.30	6.16 (6/5/12)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison International Opportunities Fund (Class A shares) with a similar investment in the MSCI ACWI ex-US Index by portraying the initial account values at the commencement of operations for Class A shares (June 5, 2012) and the account values at the end of the current fiscal year (October 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Prudential Jennison International Opportunities Fund	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None	None

Benchmark Definitions

MSCI All Country World Index ex-US Index—The Morgan Stanley Capital International All Country World Index ex-US Index (MSCI ACWI ex-US Index) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The MSCI ACWI ex-US Index consists of 45 country indexes comprising 22 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The cumulative total returns for the MSCI ACWI ex-US Index measured from the month-end closest to the inception date through 10/31/16 are 31.28% for Class A,

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Class C, and Class Z shares and 4.30% for Class Q shares. The average annual total return for the MSCI ACWI ex-US Index measured from the month-end closest to the inception date through 9/30/16 is 6.84% for Class A, Class C, and Class Z shares. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper International Multi-Cap Growth Funds Average—The Lipper International Multi-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper International Multi-Cap Growth Funds category for the periods noted. Funds in the Lipper Average, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have above-average characteristics compared to the MSCI EAFE Index. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date through 10/31/16 are 36.11% for Class A, Class C, and Class Z shares and 0.60% for Class Q shares. The average annual total return for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 is 8.10% for Class A, Class C, and Class Z shares. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
Tencent Holdings Ltd., Internet Software & Services	6.2
Alibaba Group Holding Ltd., Internet Software & Services	5.5
Industria de Diseno Textil SA, Specialty Retail	5.4
Dassault Systemes SA, Software	5.2
adidas AG, Textiles, Apparel & Luxury Goods	5.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Internet Software & Services	14.7
Software	12.9
Textiles, Apparel & Luxury Goods	6.2
Specialty Retail	5.4
IT Services	5.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison International Opportunities Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison International Opportunities Fund’s Class A shares returned –5.58% in the 12 months ended October 31, 2016. Over the same period, the MSCI ACWI ex-US Index (the Index) ticked up 0.22% and the Lipper International Multi-Cap Growth Funds Average returned –1.42%.

What was the market environment?

•

Numerous factors contributed to market volatility in the 12-month period, including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly unconventional US presidential election.

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying and other “safety” stocks were significant drivers of market returns. Stocks of higher-growth companies generally underperformed.

•

In the Index, the materials and information technology sectors posted double-digit advances; health care and consumer discretionary declined the most. By region, emerging markets gained the most while developed Europe lost ground.

What worked?

•	The Fund’s information technology holdings were strong contributors to positive return:

•

Tencent, China’s largest and most visited internet service portal, continued to perform well, fundamentally driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts. If a proposed merger closes, Tencent could also become China’s leading online music provider.

•

Buenos Aires-based online trading service MercadoLibre advanced on strong execution and enhanced marketplace initiatives, including integrated shipping and payment systems. The company enables individuals and businesses to electronically sell and buy items in more than 2,000 categories. Jennison likes MercadoLibre’s exposure to Latin America’s expanding internet penetration rates and low e-commerce share of the retail market.

•

Broadcom benefitted from a reacceleration of the iPhone build cycle and new Samsung smartphone product lines. Broadcom was formed in February 2016, when Avago Technologies completed its acquisition of Broadcom Corp. The company has

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leading technologies and products in wireless connectivity (including combo-chips for smart phones, tablets, and the “Internet of things”) and broadband communications, infrastructure, and networking semiconductors.

•

Alibaba reported better-than-expected revenue, earnings, user metrics, gross merchandise value, monetization revenue, and margins. Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

•	Videogame and videogame console maker Nintendo, which had been slow to adjust as the game industry extended to mobile platforms, advanced on strong mobile platform game launches.

•	In consumer discretionary:

•

Adidas’s growth accelerated as new management repositioned the Adidas brand in North America, leveraged its Boost technology, and restructured product lines such as Golf. Based in Germany, Adidas sells sports shoes, apparel, and equipment in 160 countries. It is the world’s No. 3 sporting goods manufacturer behind Nike and Under Armour.

•

London-based global online apparel retailer ASOS benefitted from currency-translation tailwinds as the pound sterling weakened against the US dollar in the wake of the Brexit vote. Jennison likes the company’s strong revenue growth and international expansion opportunities and believes investment in warehouse operations and new markets positions the business for long-term growth.

What didn’t work?

•	In health care:

•	Companies where acquired growth plays a significant role, such as Allergan, declined as regulatory changes threatened to remove many of the tax benefits of mergers between US and offshore companies.

•

Weakness in specialty pharmaceutical company Shire reflected concerns about potential competition in the hemophilia market. Shire has product franchises in neuroscience, gastrointestinal, and rare diseases. It has been transforming itself into a leading orphan disease company with a strong product pipeline and business development and acquisition opportunities.

•

Uncertainty about the UK’s post-Brexit economic outlook hurt select financials holdings based in Britain, including OneSavings Bank (a specialist lender focused on residential, commercial, and buy-to-rent mortgages), Aldermore (a diversified secured lender in both retail and commercial markets), and Hargreaves Lansdown (an online transaction-only retail discount broker). Jennison eliminated the Fund’s

Prudential Jennison International Opportunities Fund	9

Strategy and Performance Overview (continued)

positions in these three companies. It trimmed the Fund’s position in another Britain-based financials company, St. James’s Place, in early June to harvest some of the stock’s gain and to reduce exposure ahead of the Brexit referendum. It subsequently added to the position on indications that after the vote, flows continued to grow solidly. Jennison believes the asset manager, which is focused on the mass affluent market, is poised to grow sales and assets under management rapidly, helped by its strong competitive positioning, regulatory changes in the UK, and improved retail investor confidence.

•	In consumer discretionary:

•

Corporate governance concerns and slightly lower-than-expected financial results prompted Jennison to first trim then eliminate the position in Luxottica, the world’s largest eyewear firm. Milan-based Luxottica vertically integrates design, manufacturing, and retailing.

•	Jennison also closed out the Fund’s position in ITV, the UK’s leading commercial broadcaster, as advertising revenue was expected to be hurt by post-Brexit economic uncertainty.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Tencent Holdings	2.53	Allergan	–1.11
Adidas	1.47	OneSavings	–1.04
MercadoLibre	0.90	Shire	–1.01
ONO Pharmaceutical	0.75	ITV	–1.01
ASOS	0.50	Luxottica	–0.95

Current outlook

•

With growth scarce in many sectors and businesses, companies that are able to generate longer-term, sustainable above-average growth should become increasingly attractive. This appeal is likely to be heightened by the muted nature of global growth, which is limiting opportunities to capitalize on a cyclical rebound, and the recent run-up in dividend-paying securities, which could suggest that yield substitutes are offering little additional relative appreciation potential at this point.

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•

While 2016 has seen considerable volatility and mixed results across global equity markets, Jennison believes overall conditions favor its international growth strategy over a reasonable investment horizon. Jennison remains focused on identifying businesses that can generate organic growth and that continue to offer secular growth opportunities. The strategy remains heavily invested in technology, consumer discretionary, and health care stocks offering these characteristics, while industrials, financials, energy, consumer staples, and materials exposures remain quite small. Jennison will continue to carefully evaluate the fundamental outlooks of the Fund’s holdings and make adjustments as necessary as the overall global environment evolves.

Prudential Jennison International Opportunities Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses

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paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison International Opportunities Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,005.70	1.15%	$5.80
	Hypothetical	$1,000.00	$1,019.36	1.15%	$5.84
Class C	Actual	$1,000.00	$1,001.70	1.90%	$9.56
	Hypothetical	$1,000.00	$1,015.58	1.90%	$9.63
Class Q	Actual	$1,000.00	$1,007.30	0.84%	$4.24
	Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27
Class Z	Actual	$1,000.00	$1,007.30	0.90%	$4.54
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison International Opportunities Fund	13

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.74	1.15
C	2.44	1.90
Q	1.43	0.84
Z	1.41	0.90

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 96.4%

COMMON STOCKS 91.3%

Argentina 3.0%
MercadoLibre, Inc.	8,118	$1,363,905

Australia 1.6%
Atlassian Corp. PLC (Class A Stock)*	27,162	729,571

Brazil 2.1%
Raia Drogasil SA	42,736	951,251

China 11.7%
Alibaba Group Holding Ltd., ADR*(a)	24,548	2,496,286
Tencent Holdings Ltd.	105,695	2,801,165

		5,297,451

France 6.4%
Dassault Systemes SA	29,784	2,357,492
Valeo SA	9,962	574,859

		2,932,351

Germany 8.6%
adidas AG	13,789	2,265,460
Fresenius SE & Co. KGaA	18,339	1,355,024
KUKA AG*	2,434	276,214

		3,896,698

Hong Kong 1.8%
Techtronic Industries Co. Ltd.	221,976	833,997

India 2.6%
HDFC Bank Ltd., ADR	16,696	1,181,743

Indonesia 2.4%
PT Astra International Tbk	1,728,580	1,090,575

Italy 2.4%
Brembo SpA	8,920	552,271
Brunello Cucinelli SpA	28,032	555,266

		1,107,537

Japan 10.1%
LINE Corp., ADR*(a)	17,939	725,812
Nintendo Co. Ltd.	5,399	1,301,484

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
Ono Pharmaceutical Co. Ltd.	16,088	$407,890
Shionogi & Co. Ltd.	15,097	743,497
Sysmex Corp.	20,145	1,396,091

		4,574,774

Mexico 1.4%
Alsea SAB de CV	144,668	539,759
Alsea SAB de CV, 144A(b)	23,432	87,425

		627,184

Netherlands 2.1%
ASML Holding NV	9,088	961,460

Singapore 2.2%
Broadcom Ltd.	5,959	1,014,698

Spain 8.6%
Amadeus IT Holding SA	30,396	1,430,558
Industria de Diseno Textil SA	70,691	2,466,591

		3,897,149

Sweden 3.5%
Atlas Copco AB (Class A Stock)	30,630	897,309
Hexagon AB (Class B Stock)	19,331	676,432

		1,573,741

Switzerland 2.0%
Givaudan SA	462	893,540

Thailand 2.2%
CP ALL PCL	580,430	1,006,155

United Kingdom 7.4%
ASOS PLC*	23,006	1,476,845
St. James’s Place PLC	75,244	868,982
Worldpay Group PLC	235,132	817,189
Worldpay Group PLC, 144A(b)	53,118	184,609

		3,347,625

United States 9.2%
Albemarle Corp.	12,472	1,042,035
Allergan PLC*	5,312	1,109,889

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United States (cont’d.)
Mobileye NV*	20,110	$747,690
Shire PLC	22,659	1,279,394

		4,179,008

TOTAL COMMON STOCKS (cost $35,962,127)		41,460,413

PARTICIPATORY NOTES† 3.5%

India
Credit Suisse Bharti Infratel Ltd., expiring 06/18/20, Private Placement, 144A(b)	112,214	584,478
Goldman Sachs Maruti Suzuki India, expiring 07/26/17, Private Placement, 144A(b)	11,627	1,027,837

TOTAL PARTICIPATORY NOTES (cost $1,548,039)		1,612,315

PREFERRED STOCK 1.6%

Germany
Sartorius AG (PRFC) (cost $697,781)	9,110	717,111

TOTAL LONG-TERM INVESTMENTS (cost $38,207,947)		43,789,839

SHORT-TERM INVESTMENTS 6.8%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(c)	1,604,183	1,604,183
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $1,496,411; includes $1,494,675 of cash collateral for securities on loan)(c)(d)	1,496,411	1,496,710

TOTAL SHORT-TERM INVESTMENTS (cost $3,100,594)(Note 3)		3,100,893

TOTAL INVESTMENTS 103.2% (cost $41,308,541)(Note 5)		46,890,732
Liabilities in excess of other assets (3.2)%		(1,454,576)

NET ASSETS 100.0%		$45,436,156

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

The following abbreviations are used in the annual report.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

PRFC—Preference Shares

*	Non-income producing security.
†	Participatory notes represented 3.5% of net assets, of which the Series attributed 1.3% to Credit Suisse First Boston Corp. and 2.2% to Goldman Sachs & Co. as counterparties to the securities.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,464,405; cash collateral of $1,494,675 (included in liabilities) was received with which the Series purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Indicates a security that has been deemed illiquid. (unaudited)
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(d)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Argentina	$1,363,905	$—	$—
Australia	729,571	—	—
Brazil	951,251	—	—
China	2,496,286	2,801,165	—
France	—	2,932,351	—
Germany	—	3,896,698	—
Hong Kong	—	833,997	—
India	1,181,743	—	—
Indonesia	—	1,090,575	—
Italy	—	1,107,537	—
Japan	725,812	3,848,962	—

See Notes to Financial Statements.

18

	Level 1	Level 2	Level 3
Common Stocks (continued)
Mexico	$539,759	$87,425	$—
Netherlands	—	961,460	—
Singapore	1,014,698	—	—
Spain	—	3,897,149	—
Sweden	—	1,573,741	—
Switzerland	—	893,540	—
Thailand	—	1,006,155	—
United Kingdom	—	3,347,625	—
United States	2,899,614	1,279,394	—
Participatory Notes
India	—	1,612,315	—
Preferred Stock
Germany	—	717,111	—
Affiliated Mutual Funds	3,100,893	—	—

Total	$15,003,532	$31,887,200	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Internet Software & Services	14.7%
Software	12.9
Affiliated Mutual Funds (including 3.3% of collateral for securities on loan)	6.8
Textiles, Apparel & Luxury Goods	6.2
Specialty Retail	5.4
IT Services	5.4
Pharmaceuticals	5.0
Automobiles	4.7
Health Care Equipment & Supplies	4.6
Semiconductors & Semiconductor Equipment	4.3
Food & Staples Retailing	4.3
Chemicals	4.3
Internet & Direct Marketing Retail	3.2
Health Care Providers & Services	3.0%
Biotechnology	2.8
Banks	2.6
Machinery	2.6
Auto Components	2.5
Insurance	1.9
Household Durables	1.8
Electronic Equipment, Instruments & Components	1.5
Hotels, Restaurants & Leisure	1.4
Diversified Telecommunication Services	1.3

103.2
Liabilities in excess of other assets	(3.2)

100.0%

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	19

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $1,464,405:
Unaffiliated investments (cost $38,207,947)	$43,789,839
Affiliated investments (cost $3,100,594)	3,100,893
Tax reclaim receivable	59,890
Dividends receivable	42,682
Due from Manager	2,609
Receivable for Series shares sold	49
Prepaid expenses	904

Total Assets	46,996,866

Liabilities
Payable to broker for collateral for securities on loan	1,494,675
Accrued expenses and other liabilities	62,316
Distribution fee payable	1,331
Payable for Series shares reacquired	1,200
Affiliated transfer agent fee payable	627
Payable for investments purchased	561

Total Liabilities	1,560,710

Net Assets	$45,436,156

Net assets were comprised of:
Common stock, at par	$36,405
Paid-in capital in excess of par	44,566,911

44,603,316
Undistributed net investment income	108,001
Accumulated net realized loss on investment and foreign currency transactions	(4,853,431)
Net unrealized appreciation on investments and foreign currencies	5,578,270

Net assets, October 31, 2016	$45,436,156

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($2,917,569 ÷ 236,019 shares of common stock issued and outstanding)	$12.36
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price to public	$13.08

Class C
Net asset value, offering price and redemption price per share ($778,762 ÷ 65,092 shares of common stock issued and outstanding)	$11.96

Class Q
Net asset value, offering price and redemption price per share ($23,073,301 ÷ 1,845,573 shares of common stock issued and outstanding)	$12.50

Class Z
Net asset value, offering price and redemption price per share ($18,666,524 ÷ 1,493,787 shares of common stock issued and outstanding)	$12.50

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	21

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $71,195)	$605,032
Affiliated dividend income	5,776
Income from securities lending, net (including affiliated income of $1,329)	5,742

Total income	616,550

Expenses
Management fee	395,905
Distribution fee—Class A	10,724
Distribution fee—Class C	8,949
Custodian and accounting fees (net of $6,000 fee credit)	94,000
Registration fees	67,000
Audit fee	31,000
Shareholders’ reports	27,000
Legal fees and expenses	19,000
Transfer agent’s fees and expenses (including affiliated expense of $4,200)	16,000
Directors’ fees	11,000
Insurance expenses	1,000
Loan interest expense	76
Miscellaneous	20,403

Total expenses	702,057
Less: Expense reimbursement	(263,176)
Distribution fee waiver—Class A	(1,787)

Net expenses	437,094

Net investment income (loss)	179,456

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $253)	(2,716,468)
Foreign currency transactions	(38,106)

(2,754,574)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $299)	25,341
Foreign currencies	923

26,264

Net gain (loss) on investment and foreign currency transactions	(2,728,310)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,548,854)

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$179,456	$(112,197)
Net realized gain (loss) on investment and foreign currency transactions	(2,754,574)	(740,303)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	26,264	996,214

Net increase (decrease) in net assets resulting from operations	(2,548,854)	143,714

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	6,080,927	10,063,474
Cost of shares reacquired	(9,583,417)	(8,013,441)

Net increase (decrease) in net assets from Series share transactions	(3,502,490)	2,050,033

Total increase (decrease)	(6,051,344)	2,193,747

Net Assets:
Beginning of year	51,487,500	49,293,753

End of year(a)	$45,436,156	$51,487,500

(a) Includes undistributed net investment income of:	$108,001	$—

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	23

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”) and currently consists of six series: Prudential Jennison International Opportunities Fund (the “Series”), Prudential Jennison Global Infrastructure Fund, Prudential QMA International Equity Fund, Prudential Jennison Global Opportunities Fund, Prudential Emerging Markets Debt Local Currency Fund and Prudential Jennison Emerging Markets Equity Fund. These financial statements relate to the Prudential Jennison International Opportunities Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on June 5, 2012.

The investment objective of the Series is to seek long-term growth of capital.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last

24

sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Jennison International Opportunities Fund	25

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. The Series holds such warrants and rights as long positions until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized

26

foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Participatory notes/Warrants: The Series may gain exposure to securities in certain foreign markets through investments in P-notes. The Series may purchase P-notes due to restrictions applicable to foreign investors when investing directly in a foreign market. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Series must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Prudential Jennison International Opportunities Fund	27

Notes to Financial Statements (continued)

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

28

principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .825% of the Series’ average daily net assets up to $1 billion and .80% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was .825% for the year ended October 31, 2016. The effective management fee rate, net of waivers and/or expense reimbursements was .277%.

PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Series to .84% of the Series’ average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Prudential Jennison International Opportunities Fund	29

Notes to Financial Statements (continued)

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through February 28, 2018.

PIMS has advised the Series that it has received $15,699 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2016 it has received $6 in contingent deferred sales charges imposed upon redemption by certain Class C shareholders.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Series’ securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or

30

between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Series invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended October 31, 2016 were $30,678,836 and $35,521,370, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2016, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $38,106 primarily due to the difference between certain transactions involving foreign currencies. Net investment income (loss), net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2016 and October 31, 2015, there were no distributions paid by the Series.

As of October 31, 2016, the accumulated undistributed earnings on a tax basis was $108,216 of ordinary income.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$41,330,138	$6,722,673	$(1,162,079)	$5,560,594	$(3,921)	$5,556,673

Prudential Jennison International Opportunities Fund	31

Notes to Financial Statements (continued)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2016 of approximately $4,832,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

There are 850 million shares of common stock, $.01 par value per share, designated Class A, Class C, Class Q and Class Z common stock, each of which consists of 200 million, 200 million, 250 million and 200 million authorized shares, respectively.

As of October 31, 2016, Prudential, through its affiliates, owned 1,041 of Class C, 755 of Class Q and 1,041,033 of Class Z shares of the Series, respectively. At reporting period end, 5 shareholders of record held 91% of the Series’ outstanding shares on behalf of multiple beneficial owners.

32

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	70,653	$882,511
Shares reacquired	(143,364)	(1,778,347)

Net increase (decrease) in shares outstanding before conversion	(72,711)	(895,836)
Shares reacquired upon conversion into other share class(es)	(9,512)	(120,888)

Net increase (decrease) in shares outstanding	(82,223)	$(1,016,724)

Year ended October 31, 2015:
Shares sold	244,088	$3,370,573
Shares reacquired	(61,632)	(819,951)

Net increase (decrease) in shares outstanding before conversion	182,456	2,550,622
Shares reacquired upon conversion into other share class(es)	(4,627)	(60,515)

Net increase (decrease) in shares outstanding	177,829	$2,490,107

Class C
Year ended October 31, 2016:
Shares sold	20,106	$248,644
Shares reacquired	(50,156)	(613,645)

Net increase (decrease) in shares outstanding	(30,050)	$(365,001)

Year ended October 31, 2015:
Shares sold	78,839	$1,061,115
Shares reacquired	(19,930)	(246,472)

Net increase (decrease) in shares outstanding	58,909	$814,643

Class Q
Year ended October 31, 2016*:
Shares sold	269,177	$3,275,000
Shares reacquired	(340,747)	(4,355,000)

Net increase (decrease) in shares outstanding before conversion	(71,570)	(1,080,000)
Shares issued upon conversion from other share class(es)	1,917,143	25,402,138

Net increase (decrease) in shares outstanding	1,845,573	$24,322,138

Class Z
Year ended October 31, 2016:
Shares sold	133,459	$1,674,772
Shares reacquired	(224,120)	(2,836,425)

Net increase (decrease) in shares outstanding before conversion	(90,661)	(1,161,653)
Shares issued upon conversion from other share class(es)	9,411	120,888
Shares reacquired upon conversion into other share class(es)	(1,917,143)	(25,402,138)

Net increase (decrease) in shares outstanding	(1,998,393)	$(26,442,903)

Year ended October 31, 2015:
Shares sold	422,403	$5,631,786
Shares reacquired	(514,187)	(6,947,018)

Net increase (decrease) in shares outstanding before conversion	(91,784)	(1,315,232)
Shares issued upon conversion from other shares class(es)	4,591	60,515

Net increase (decrease) in shares outstanding	(87,193)	$(1,254,717)

*	Commencement of offering was December 23, 2015.

Prudential Jennison International Opportunities Fund	33

Notes to Financial Statements (continued)

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Series’ portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the SCA during the year ended October 31, 2016. The average daily balance for the 9 days the Series had loans outstanding during the period was $183,889, borrowed at a weighted average interest rate of 1.65%. The maximum loan balance outstanding during the period was $285,000. At October 31, 2016, the Series did not have an outstanding loan balance.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more

34

effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Series declared ordinary income dividends on December 1, 2016 to shareholders of record on December 2, 2016. The ex-date was December 5, 2016. The per share amounts declared were as follows:

Ordinary Income
Class Q	0.03662
Class Z	0.02821

Prudential Jennison International Opportunities Fund	35

Financial Highlights

Class A Shares
	Year Ended October 31,				June 5, 2012(a) through October 31,
	2016(b)	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.09	$13.06	$13.51	$11.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.02	(.05)	(.06)	(.01)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.75)	.08	.09	2.27	1.31
Total from investment operations	(.73)	.03	.03	2.26	1.30
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.05)	-
Distributions from net realized gains	-	-	(.48)	-	-
Total dividends and distributions	-	-	(.48)	(.05)	-
Net asset value, end of period	$12.36	$13.09	$13.06	$13.51	$11.30
Total Return(c):	(5.58)%	.23%	.20%	20.04%	13.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,918	$4,167	$1,833	$889	$94
Average net assets (000)	$3,575	$3,179	$1,467	$356	$32
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.55%	1.60%	1.60%	1.60%	(e)
Expenses before waivers and/or expense reimbursement	1.74%	1.67%	1.90%	3.16%	4.42%	(e)
Net investment income (loss)	.15%	(.39)%	(.48)%	(.08)%	(.61)%	(e)
Portfolio turnover rate	65%	75%	61%	86%	28%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended October 31,				June 5, 2012(a) through October 31,
	2016(b)	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.77	$12.82	$13.37	$11.27	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(.08)	(.15)	(.16)	(.14)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(.73)	.10	.09	2.29	1.32
Total from investment operations	(.81)	(.05)	(.07)	2.15	1.27
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.05)	-
Distributions from net realized gains	-	-	(.48)	-	-
Total dividends and distributions	-	-	(.48)	(.05)	-
Net asset value, end of period	$11.96	$12.77	$12.82	$13.37	$11.27
Total Return(c):	(6.34)%	(.39)%	(.57)%	19.11%	12.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$779	$1,215	$465	$181	$11
Average net assets (000)	$895	$903	$362	$38	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.90%	2.30%	2.35%	2.35%	2.35%	(e)
Expenses before waivers and/or expense reimbursement	2.44%	2.37%	2.60%	4.09%	5.29%	(e)
Net investment income (loss)	(.67)%	(1.15)%	(1.21)%	(1.12)%	(1.16)%	(e)
Portfolio turnover rate	65%	75%	61%	86%	28%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	37

Financial Highlights (continued)

Class Q Shares
	December 23, 2015(a) through October 31, 2016
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$13.25
Income (loss) from investment operations:
Net investment income (loss)	.06
Net realized and unrealized gain (loss) on investment transactions	(.81)
Total from investment operations	(.75)
Net asset value, end of period	$12.50
Total Return(c):	(5.66)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$23,073
Average net assets (000)	$23,677
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.84%	(e)
Expenses before waivers and/or expense reimbursement	1.43%	(e)
Net investment income (loss)	.60%	(e)
Portfolio turnover rate	65%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.

See Notes to Financial Statements.

38

Class Z Shares
	Year Ended October 31,				June 5, 2012(a) through October 31,
	2016(b)	2015(b)	2014(b)	2013(b)	2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.20	$13.13	$13.55	$11.32	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.03	(.03)	(.02)	.02	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.73)	.10	.08	2.26	1.33
Total from investment operations	(.70)	.07	.06	2.28	1.32
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(.05)	-
Distributions from net realized gains	-	-	(.48)	-	-
Total dividends and distributions	-	-	(.48)	(.05)	-
Net asset value, end of period	$12.50	$13.20	$13.13	$13.55	$11.32
Total Return(c):	(5.30)%	.53%	.42%	20.24%	13.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,667	$46,105	$46,996	$16,487	$11,962
Average net assets (000)	$23,274	$47,187	$38,835	$13,938	$11,061
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.90%	1.31%	1.35%	1.35%	1.35%	(e)
Expenses before waivers and/or expense reimbursement	1.41%	1.40%	1.54%	2.73%	4.28%	(e)
Net investment income (loss)	.25%	(.19)%	(.13)%	.13%	(.17)%	(e)
Portfolio turnover rate	65%	75%	61%	86%	28%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison International Opportunities Fund, one of the series constituting Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from June 5, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2016

40

Federal Income Tax Information (unaudited)

For the fiscal year ended October 31, 2016, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $60,486 foreign tax credit from recognized foreign source income of $672,440.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2016.

Prudential Jennison International Opportunities Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison International Opportunities Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison International Opportunities Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison International Opportunities Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison International Opportunities Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential Jennison International Opportunities Fund is a series of Prudential World Fund, Inc.

Prudential Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2015 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Multi-Cap Growth Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•	The Board noted information provided by PI indicating that the Fund’s net total expense ratio was thirteen basis points higher than the median of all funds in the Peer Group.
•

The Board also considered information provided by PI to the effect that effective October 1, 2015, PI agreed to limit expenses so that the Fund’s annual operating expenses do not exceed 0.84% (exclusive of 12b-1, transfer agent, and certain other fees) and that this change was not fully reflected in the 2015 annual expense calculations for the Fund. The Board noted that if this change was reflected for the full fiscal year, the Fund’s net total expenses would rank in the first quartile of its Peer Group, and in the first quartile of its Peer Universe.

•	The Board and PI agreed to continue the existing expense cap of 0.84% (exclusive of 12b-1, transfer agent, and certain other fees) through February 28, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison International Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison International Opportunities Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PWJAX	PWJCX	PWJQX	PWJZX
CUSIP	743969677	743969669	743969586	743969651

MF215E    0300092-00001-00

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Prudential Jennison Global Infrastructure Fund

ANNUAL REPORT	OCTOBER 31, 2016

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Objective: Total return

Highlights

PRUDENTIAL JENNISON GLOBAL INFRASTRUCTURE FUND

•

The Prudential Jennison Global Infrastructure Fund’s oil & gas storage & transportation and electric utilities holdings were among the main drivers of performance during the period. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	Positions within the specialized real estate investment trusts (REITs) segment also helped.

•	Conversely, diversified telecommunication services holdings hurt, as well as commercial services & supplies and highways & rail holdings, all of which detracted from performance during the period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Global Infrastructure Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Global Infrastructure Fund

December 15, 2016

Prudential Jennison Global Infrastructure Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	2.62	20.07 (9/25/13)
Class C	1.88	17.25 (9/25/13)
Class Z	2.96	20.94 (9/25/13)
S&P Global Infrastructure Index	5.34	16.18
S&P 500 Index	4.49	34.80
Lipper Global Infrastructure Funds Average	4.49	16.60

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Since Inception (%)
Class A	5.51	5.37 (9/25/13)
Class C	9.82	6.56 (9/25/13)
Class Z	12.01	7.63 (9/25/13)
S&P Global Infrastructure Index	13.59	6.14
S&P 500 Index	15.41	11.15
Lipper Global Infrastructure Funds Average	13.58	6.22

Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	–3.03	4.16 (9/25/13)
Class C	0.88	5.26 (9/25/13)
Class Z	2.96	6.32 (9/25/13)

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Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Since Inception (%)
Class A	2.62	6.08 (9/25/13)
Class C	1.88	5.26 (9/25/13)
Class Z	2.96	6.32 (9/25/13)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the S&P Global Infrastructure Index by portraying the initial account values at the commencement of operations of Class A shares (September 25, 2013) and the account values at the end of the current fiscal year (October 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a

Prudential Jennison Global Infrastructure Fund	5

Your Fund’s Performance (continued)

hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

S&P Global Infrastructure Index—The S&P Global Infrastructure Index is an unmanaged index that consists of 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Global Infrastructure Funds Average—The Lipper Global Infrastructure Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Infrastructure Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of domestic and foreign companies engaged in an infrastructure industry, including but not limited to transportation, communication, and waste management.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper

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Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/16 (%)
NextEra Energy, Inc., Electric Utilities	4.2
PG&E Corp., Electric Utilities	4.0
Transurban Group, Transportation Infrastructure	3.6
Atlantia SpA, Transportation Infrastructure	3.2
Eiffage SA, Construction & Engineering	3.1

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/16 (%)
Oil, Gas & Consumable Fuels	21.5
Transportation Infrastructure	20.6
Electric Utilities	20.5
Construction & Engineering	7.3
Multi-Utilities	5.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Global Infrastructure Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Global Infrastructure Fund’s Class A shares rose 2.62% for the 12 months ended October 31, 2016. Over the same period, the S&P Global Infrastructure Index (the Index) climbed 5.34% and the Lipper Global Infrastructure Funds Average returned 4.49%.

The Fund’s oil & gas storage & transportation and electric utilities holdings were among the main drivers of performance during the period. Positions within the specialized REITs segment also helped. Conversely, diversified telecommunication services holdings hurt, as well as commercial services & supplies and highways & rail holdings, all of which detracted from performance during the period.

What was the market environment?

•

Risk aversion in this volatile global market environment affected how investors valued different securities. Increased market sentiment around the potential for the Fed’s September rate hike towards the end of July and through August caused a sell-off in “bond proxy” or “dividend-yielding” sectors and/or stocks (e.g., Utilities, Telecom, REITs, etc.).

•

Numerous factors contributed to overall market volatility in the 12-month period, including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the US; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly unconventional US presidential election.

•

During the period, uncertainty with Iran and the market showing bearish led to extreme volatility. Prices double dipped in early 2016 after hitting multi-year lows, but recovered during the spring. In the second half of 2016, OPEC’s agreement to cut production following oil production restarts in Libya and Nigeria whipsawed oil prices.

What worked?

In utilities:

•

NextEra Energy is an electric power company in North America which operates through its wholly owned subsidiaries, Florida Power & Light Company and NextEra Energy Resources, LLC. The company has electric generating facilities located in 27 states in the United States and four provinces in Canada. Shares of the company performed well during the period as recent acquisitions, accelerating renewables growth, and strong quarterly earnings results drove shares higher. Jennison likes the company for its above-average rate base and customer growth potential along with its preeminent status as a leading renewable energy player in the US.

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•

PG&E Corporation is an electric utility company whose primary operating subsidiary is Pacific Gas and Electric company (the Utility). The company, through its subsidiary, includes electric and natural gas utility operations in northern and central California. The Utility generates electricity and provides electricity transmission and distribution services throughout its service territory in northern and central California to residential, commercial, industrial, and agricultural customers. Despite the sell-off in “bond-proxy” stocks around the third quarter, shares managed to perform well, as the company raised its quarterly dividend during the period. Jennison likes the company for its long-term rate base growth that should prove reasonably durable.

In real estate, specifically within specialized REITs:

•

CyrusOne is an owner, operator and developer of enterprise-class, carrier-neutral, multi-tenant data center properties. Operating as a specialized REIT, the company’s data centers are purpose-built facilities, which have access to a range of telecommunications carriers and provide mission-critical data center facilities that protect the information technology (IT) infrastructure for its clients. Shares of the company performed well during the period as strong leasing and healthy sales demand, along with raised earnings guidance by management, have pushed shares higher. While Jennison maintain a positive outlook on the data center industry, and likes CyrusOne for its flexible product offering, speed to market, as well as for its above-average growth rate potential, the Fund has been taking profits and trimming the position over the past few months as “bond-proxy” stocks have sold off.

What didn’t work?

In industrials:

•

Spotless Group Holdings Ltd is a provider of facility services, and laundry and linen services in Australia and New Zealand. The company provides a range of facility services, including facility management, asset maintenance, catering and food solutions, cleaning and hygiene services, security, utility infrastructure services, technical and engineering services, as well as refrigeration solutions. Shares fell during the period as weak results and the company’s inability to sell its laundry business weighed on its share price. Jennison believes the company stands to benefit from increased outsourcing from public and private customers looking for cost savings.

•

Groupe Eurotunnel SE is a France-based holding company, engaged in the fields of infrastructure management and transport operations. The company owns and operates the Channel Tunnel (or Chunnel) beneath the English Channel. It has exposure to the railway system providing passenger and freight transport between continental Europe and the UK. Shares underperformed during the period as the company lowered its earnings guidance due to Brexit and its impact to revenues from foreign exchanges. With its

Prudential Jennison Global Infrastructure Fund	9

Strategy and Performance Overview (continued)

longer-term prospects in light of plans to expand the Eurotunnel/Eurostar routes to Germany and the Netherlands, Jennison believes the company has good growth trajectory for generating significant free cash flow.

•

Ferrovial S.A., a Spanish-based infrastructure and construction company, operates and runs infrastructure-related assets and services across the globe. The company operates through its four business segments; Toll Roads, Construction, Airports, and Services. Market fears on how a Brexit would affect its UK business segment along with earnings coming in below expectations, all pushed shares lower during the period, despite positive traffic trends. Jennison continue to see Ferrovial’s two most attractive assets as Canada’s 407 ETR (express toll route), just north of Toronto, and BAA (British Airports Authority). Both, in Jennison’s opinion, have a favorable regulatory environment and good long-term growth prospects.

The percentage points shown in the tables identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
NextEra Energy	1.18	Spotless Group Holdings Ltd	–1.20
CyrusOne, Inc.	1.01	Groupe Eurotunnel SE	–1.06
PG&E Corporation	0.86	Ferrovial SA	–0.87
Plains All American Pipeline, LP	0.68	Energy Transfer Equity LP	–0.82
American Water Works Company	0.68	SBA Communications	–0.61

Current outlook

•

Within the utility sector, Jennison continues to prefer regulated electric utilities with solid dividend yields, above-average projected earnings and/or dividend growth, and which operate in constructive regulatory environments. Jennison believes there is a secular trend of rising global demand for renewable energy supply and subsequent transmission investment needed to tie those cleaner resources into the grid, as well as to modernize the aging grid infrastructure to absorb the intermittent nature of renewable generation.

•

In Jennison’s opinion, the trend for increased investment in renewable energy is supported by two broad and enduring themes: (1) pronounced reductions in the cost of renewable energy driven by continued technological advancement, and (2) increasing public policy support—on a global scale—for renewable investment driven by concerns over greenhouse gas emissions, energy security, and most recently, job creation.

•	Regarding energy infrastructure, oil and natural gas prices have rebounded from their early-2016 lows and North American oil & gas producers (who represent a very

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significant portion of the customer base for energy infrastructure companies) are in a much stronger financial position today than they were at the beginning of the year. Such developments bode well for the prospects of the North American midstream industry and we believe that outlook will improve further still in 2017 and beyond as supply and demand for oil and natural gas move closer to equilibrium. Through a reduction in field service costs and improvements in drilling & completion techniques, we believe oil & gas producers are quickly recalibrating their operating cost structures so they can grow production profitably at lower commodity prices—production growth which, in turn, will drive demand for incremental infrastructure investment.

•

Due to the greater degree of uncertainty and volatility, Jennison is focusing on energy infrastructure companies which exhibit many of the following characteristics: a very high degree of fee-based gross margins, with little to no direct commodity price sensitivity; asset platforms in the core areas of the lower-cost production basins with a current preference for natural gas over oil; under-levered balance sheets; and a high degree of visibility and transparency into their backlog of growth projects.

•

In telecommunications services, Jennison likes wireless tower operators and believes they are an attractive investment opportunity given their ability to generate free cash flow and the relative potential of earnings. Jennison also likes cable broadband providers. Additionally, Jennison believes cable broadband providers can also generate attractive levels of free cash flow which can be returned to shareholders through dividends and share repurchases.

Prudential Jennison Global Infrastructure Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Global Infrastructure Fund		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,018.10	1.50%	$7.61
	Hypothetical	$1,000.00	$1,017.60	1.50%	$7.61
Class C	Actual	$1,000.00	$1,014.30	2.25%	$11.39
	Hypothetical	$1,000.00	$1,013.83	2.25%	$11.39
Class Z	Actual	$1,000.00	$1,020.00	1.25%	$6.35
	Hypothetical	$1,000.00	$1,018.85	1.25%	$6.34

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.79	1.50
C	2.49	2.25
Z	1.49	1.25

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Global Infrastructure Fund	13

Portfolio of Investments

as of October 31, 2016

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.6%

COMMON STOCKS 97.6%

Australia 5.6%
Sydney Airport	238,745	$1,134,943
Transurban Group	265,714	2,096,621
Transurban Group, 144A(a)	7,822	61,720

		3,293,284

Brazil 4.3%
CCR SA	136,014	740,578
Ecorodovias Infraestrutura e Logistica SA*	231,694	684,484
Transmissora Alianca De Energia Eletrica SA	175,375	1,131,806

		2,556,868

Canada 8.0%
Enbridge, Inc. (NYSE)	19,360	835,771
Enbridge, Inc. (TSX)	20,775	897,106
Fortis, Inc.	17,647	580,866
Pembina Pipeline Corp.	19,448	598,220
Transcanada Corp. (NYSE)	14,798	670,053
Transcanada Corp. (TSX)	24,903	1,127,347

		4,709,363

China 2.5%
China Longyuan Power Group Corp. Ltd. (Class H Stock)	542,063	413,295
Guangdong Investment Ltd.	345,194	520,460
Huaneng Renewables Corp. Ltd. (Class H Stock)	1,586,691	531,671

		1,465,426

Denmark 1.1%
DONG Energy A/S*	12,850	509,184
DONG Energy A/S, 144A*(a)	2,955	117,092

		626,276

France 6.7%
Eiffage SA	24,846	1,839,472
Groupe Eurotunnel SE	25,857	242,006
Veolia Environnement SA, 144A(a)	4,913	107,337
Veolia Environnement SA	19,011	415,342
Vinci SA	18,393	1,332,018

		3,936,175

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	15

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Germany 2.0%
Innogy SE, 144A*(a)	16,878	$670,247
Innogy SE*	13,330	529,352

		1,199,599

Hong Kong 0.5%
HKBN Ltd.	257,951	304,170

India 1.0%
Power Grid Corp. of India Ltd.	225,801	592,186

Italy 8.0%
Atlantia SpA	77,784	1,904,470
Enav SpA, 144A*(a)	217,265	809,258
Enel SpA	159,822	687,132
Infrastrutture Wireless Italiane SpA	109,028	515,431
Infrastrutture Wireless Italiane SpA, 144A(a)	54,971	259,876
Snam SpA	107,606	566,959

		4,743,126

Japan 0.4%
Kyushu Railway Co., 144A*(a)	7,260	213,916

Mexico 5.0%
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	114,286	1,104,101
Infraestructura Energetica Nova SAB de CV, 144A(a)	17,329	76,555
Infraestructura Energetica Nova SAB de CV	216,957	958,463
Promotora y Operadora de Infraestructura SAB de CV	72,534	809,153

		2,948,272

Philippines 0.5%
International Container Terminal Services, Inc.	179,867	288,766

Spain 5.1%
Aena SA, 144A	5,016	735,026
Atlantica Yield PLC	30,780	553,425
Cellnex Telecom SA, 144A	37,406	613,424
Ferrovial SA	56,516	1,097,989

		2,999,864

Switzerland 2.5%
Flughafen Zuerich AG	7,922	1,456,254

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United States 44.4%
American Electric Power Co., Inc.	18,835	$1,221,261
American Tower Corp., REIT	10,338	1,211,510
American Water Works Co., Inc.	11,163	826,509
Atmos Energy Corp.	15,916	1,183,991
Cheniere Energy Partners LP Holdings LLC	37,589	749,525
Cheniere Energy, Inc.*	14,684	553,587
Crown Castle International Corp., REIT	11,440	1,040,926
Edison International	20,861	1,532,866
Energy Transfer Partners LP, MLP	32,119	1,123,523
Exelon Corp.	24,536	835,942
FedEx Corp.	5,270	918,666
Genesee & Wyoming, Inc. (Class A Stock)*	4,466	303,420
Kinder Morgan, Inc.	41,063	838,917
NextEra Energy, Inc.	19,123	2,447,744
Noble Midstream Partners LP*	18,601	558,030
Norfolk Southern Corp.	10,705	995,565
ONEOK Partners LP, MLP	20,366	809,345
PG&E Corp.	38,193	2,372,549
Plains All American Pipeline LP, MLP	40,601	1,232,646
SemGroup Corp. (Class A Stock)	20,232	652,482
Sempra Energy	15,164	1,624,064
Targa Resources Corp.	16,538	726,018
Union Pacific Corp.	11,009	970,774
Williams Cos., Inc. (The)	47,120	1,375,904

		26,105,764

TOTAL COMMON STOCKS (cost $52,453,819)		57,439,309

	Units

RIGHTS*

Spain
Ferrovial SA (Spain), expiring 11/14/16 (cost $25,277)	56,516	24,196

TOTAL LONG-TERM INVESTMENTS (cost $52,479,096)		57,463,505

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENTS 2.6%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(b)	1,501,742	$1,501,742
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $219)(b)	219	219

TOTAL SHORT-TERM INVESTMENTS (cost $1,501,961)(Note 3)		1,501,961

TOTAL INVESTMENTS 100.2% (cost $53,981,057) (Note 5)		58,965,466
Liabilities in excess of other assets (0.2)%		(139,086)

NET ASSETS 100.0%		$58,826,380

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

LIBOR—London Interbank Offered Rate

MLP—Master Limited Partnership

NYSE—New York Stock Exchange

OTC—Over-the-counter

REIT—Real Estate Investment Trust

TSX—Toronto Stock Exchange

*	Non-income producing security.
(a)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(b)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2—Prudential Institutional Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

18

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$3,293,284	$—
Brazil	2,556,868	—	—
Canada	4,709,363	—	—
China	—	1,465,426	—
Denmark	—	626,276	—
France	—	3,936,175	—
Germany	529,352	670,247	—
Hong Kong	—	304,170	—
India	—	592,186	—
Italy	—	4,743,126	—
Japan	213,916	—	—
Mexico	2,871,717	76,555	—
Philippines	—	288,766	—
Spain	553,425	2,446,439	—
Switzerland	—	1,456,254	—
United States	26,105,764	—	—
Rights
Spain	24,196	—	—
Affiliated Mutual Funds	1,501,961	—	—

Total	$39,066,562	$19,898,904	$—

During the period, there were no transfers between Level 1 and Level 2 to report.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2016 were as follows (Unaudited):

Oil, Gas & Consumable Fuels	21.5%
Transportation Infrastructure	20.6
Electric Utilities	20.5
Construction & Engineering	7.3
Multi-Utilities	5.7
Gas Utilities	4.6
Road & Rail	4.3
Equity Real Estate Investment Trusts (REITs)	3.9
Diversified Telecommunication Services	2.8
Affiliated Mutual Funds	2.6%
Independent Power & Renewable Electricity Producers	2.5
Water Utilities	2.3
Air Freight & Logistics	1.6

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	19

Portfolio of Investments (continued)

as of October 31, 2016

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$24,196	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

For the year ended October 31, 2016, the Series did not have any realized gain (loss) on derivatives recognized in income.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$(1,081)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

20

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value:
Unaffiliated investments (cost $52,479,096)	$57,463,505
Affiliated investments (cost $1,501,961)	1,501,961
Cash	5,299
Receivable for investments sold	1,115,199
Dividends and interest receivable	76,928
Receivable for Series shares sold	67,242
Tax reclaim receivable	29,152
Prepaid expenses	1,010

Total assets	60,260,296

Liabilities
Payable for investments purchased	1,244,063
Payable for Series shares reacquired	78,565
Accrued expenses	61,133
Management fee payable	40,348
Distribution fee payable	7,632
Affiliated transfer agent fee payable	2,175

Total liabilities	1,433,916

Net Assets	$58,826,380

Net assets were comprised of:
Common stock, at par	$50,696
Paid-in capital in excess of par	62,343,108

62,393,804
Accumulated net realized loss on investment and foreign currency transactions	(8,553,812)
Net unrealized appreciation on investments and foreign currencies	4,986,388

Net assets, October 31, 2016	$58,826,380

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share,
($12,276,662 ÷ 1,057,547 shares of common stock issued and outstanding)	$11.61
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price to public	$12.29

Class C
Net asset value, offering price and redemption price per share,
($5,738,349 ÷ 496,711 shares of common stock issued and outstanding)	$11.55

Class Z
Net asset value, offering price and redemption price per share,
($40,811,369 ÷ 3,515,313 shares of common stock issued and outstanding)	$11.61

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	23

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $94,350)	$1,378,653
Affiliated dividend income	6,662
Income from securities lending, net (including affiliated of $219)	1,552
Interest income	60

Total income	1,386,927

Expenses
Management fee	627,132
Distribution fee—Class A	50,082
Distribution fee—Class C	57,830
Custodian and accounting fees	82,000
Transfer agent’s fees and expenses (including affiliated expense of $13,400)	56,000
Registration fees	55,000
Shareholders’ reports	36,000
Audit fee	25,000
Legal fees and expenses	16,000
Directors’ fees	11,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense	1,937
Insurance expenses	1,000
Miscellaneous	19,748

Total expenses	1,044,729
Less: Management fee waiver and/or expense reimbursement	(150,964)
Distribution fee waiver—Class A	(8,347)

Net expenses	885,418

Net investment income (loss)	501,509

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,622,144)
Foreign currency transactions	(5,663)

(3,627,807)

Net change in unrealized appreciation (depreciation) on:
Investments	3,459,364
Foreign currencies	6,723

3,466,087

Net gain (loss) on investment and foreign currency transactions	(161,720)

Net Increase (Decrease) In Net Assets Resulting From Operations	$339,789

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$501,509	$420,933
Net realized gain (loss) on investment and foreign currency transactions	(3,627,807)	(4,609,595)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,466,087	(2,374,141)

Net increase (decrease) in net assets resulting from operations	339,789	(6,562,803)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(115,375)	(99,616)
Class C	(20,095)	(703)
Class Z	(340,326)	(285,862)

	(475,796)	(386,181)

Tax return of capital distributions
Class A	(132,272)	(43,879)
Class C	(23,038)	(309)
Class Z	(390,170)	(125,915)

	(545,480)	(170,103)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	17,321,482	56,052,307
Net asset value of shares issued in reinvestment of dividends, distributions and tax return of capital	979,002	534,566
Cost of shares reacquired	(35,225,219)	(24,178,576)

Net increase (decrease) in net assets from Series share transactions	(16,924,735)	32,408,297

Total increase (decrease)	(17,606,222)	25,289,210

Net Assets:
Beginning of year	76,432,602	51,143,392

End of year	$58,826,380	$76,432,602

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	25

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”) and currently consists of six series: Prudential QMA International Equity Fund, Prudential Jennison Global Infrastructure Fund (the “Series”), Prudential Jennison Emerging Markets Equity Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential Jennison Global Infrastructure Fund. The financial statements of the other series are not presented herein.

The investment objective of the Series is to achieve total return.

Note 1. Accounting Policies

The Series follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

26

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are generally valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential Jennison Global Infrastructure Fund	27

Notes to Financial Statements (continued)

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Series may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Directors of the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition

28

of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

MLPs: The Series invests in MLPs. Distributions received from the Series’ investments in MLPs generally are comprised of income and return of capital. The Series records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

REITs: The Series invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the year is estimated to be dividend income, capital gain or return of capital and is recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is

Prudential Jennison Global Infrastructure Fund	29

Notes to Financial Statements (continued)

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the

30

Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Series. The effective management fee rate, net of waivers and/or expense reimbursement, was .76%.

PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Series to 1.25% of the Series’ average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, C, and Z shares of the Series. The Series compensates PIMS for distributing and servicing the Fund’s Class A and C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed through February 28, 2018 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it has received $17,458 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these

Prudential Jennison Global Infrastructure Fund	31

Notes to Financial Statements (continued)

fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2016, it has received $298 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, Jennison and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Series’ securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Series invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended October 31, 2016, aggregated $51,118,869 and $67,038,943, respectively.

32

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2016, the adjustments were to decrease undistributed net investment income by $25,713, increase accumulated net realized loss on investment and foreign currency transactions by $144,027 and increase paid-in capital in excess of par by $169,740 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, partnership investments, and other book to tax differences. Net investment income, net realized loss on investment and foreign currencies transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid by the Series was $475,796 of ordinary income and $545,480 of tax return of capital. For the year ended October 31, 2015, the tax character of dividends paid by the Series was $386,181 of ordinary income and $170,103 of tax return of capital.

As of October 31, 2016, the Series had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$54,744,962	$5,959,086	$(1,738,582)	$4,220,504	$1,979	$4,222,483

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in partnerships. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2016 of approximately $7,790,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Global Infrastructure Fund	33

Notes to Financial Statements (continued)

Note 6. Capital

The Series offers Class A, C and Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 525 million authorized shares of common stock at $.01 par value per share, designated Class A, Class C and Class Z, each of which consists of 200 million, 100 million, and 225 million authorized shares, respectively.

As of October 31, 2016, Prudential, through its affiliates, owned 520,852 Class Z shares of the Series. At reporting period end, 5 shareholders of record held 73% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	168,191	$1,888,675
Shares issued in reinvestment of dividends, distributions and tax return of capital	18,936	214,780
Shares reacquired*	(843,748)	(9,350,430)

Net increase (decrease) in shares outstanding before conversion	(656,621)	(7,246,975)
Shares issued upon conversion from other share class(es)	2,208	26,057
Shares reacquired upon conversion into other share class(es)	(235,790)	(2,823,216)

Net increase (decrease) in shares outstanding	(890,203)	$(10,044,134)

Year ended October 31, 2015:
Shares sold	1,595,465	$19,553,250
Shares issued in reinvestment of dividends, distributions and tax return of capital	10,216	122,173
Shares reacquired	(863,175)	(10,381,343)

Net increase (decrease) in shares outstanding before conversion	742,506	9,294,080
Shares reacquired upon conversion into other share class(es)	(24,630)	(295,257)

Net increase (decrease) in shares outstanding	717,876	$8,998,823

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Class C	Shares	Amount
Year ended October 31, 2016:
Shares sold	101,212	$1,168,296
Shares issued in reinvestment of dividends, distributions and tax return of capital	3,649	40,323
Shares reacquired*	(197,310)	(2,185,953)

Net increase (decrease) in shares outstanding before conversion	(92,449)	(977,334)
Shares reacquired upon conversion into other share class(es)	(3,951)	(46,048)

Net increase (decrease) in shares outstanding	(96,400)	$(1,023,382)

Year ended October 31, 2015:
Shares sold	425,583	$5,219,036
Shares issued in reinvestment of dividends, distributions and tax return of capital	83	957
Shares reacquired	(137,452)	(1 ,634,771)

Net increase (decrease) in shares outstanding	288,214	$3,585,222

Class Z
Year ended October 31, 2016:
Shares sold	1,234,281	$14,264,511
Shares issued in reinvestment of dividends, distributions and tax return of capital	63,614	723,899
Shares reacquired*	(2,142,501)	(23,688,836)

Net increase (decrease) in shares outstanding before conversion	(844,606)	(8,700,426)
Shares issued upon conversion from other share class(es)	238,917	2,860,137
Shares reacquired upon conversion into other share class(es)	(1,431)	(16,930)

Net increase (decrease) in shares outstanding	(607,120)	$(5,857,219)

Year ended October 31, 2015:
Shares sold	2,545,641	$31,280,021
Shares issued in reinvestment of dividends, distributions and tax return of capital	34,390	411,436
Shares reacquired	(1,000,815)	(12,162,462)

Net increase (decrease) in shares outstanding before conversion	1,579,216	19,528,995
Shares issued upon conversion from other share class(es)	24,614	295,257

Net increase (decrease) in shares outstanding	1,603,830	$19,824,252

*	Includes affiliated redemption of 1,019 shares with a value of $11,243 for Class A shares, 1,008 shares with a value of $11,065 for Class C shares and 1,024 shares with a value of $11,296 for Class Z shares.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Series’ portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

Prudential Jennison Global Infrastructure Fund	35

Notes to Financial Statements (continued)

The Series utilized the SCA during the year ended October 31, 2016. The average daily balance for the 21 days that the Series had loans outstanding during the period was $1,958,524 borrowed at a weighted average interest rate of 1.70%. The maximum loan balance outstanding during the period was $3,583,000. At October 31, 2016, the Series did not have an outstanding loan balance.

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued ASU No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

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Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Series declared ordinary income dividends on December 14, 2016 to shareholders of record on December 15, 2016. The ex-date was December 16, 2016. The per share amounts declared were as follows:

Ordinary Income
Class A	0.06722
Class C	0.05323
Class Z	0.07193

Prudential Jennison Global Infrastructure Fund	37

Financial Highlights

Class A Shares
	Year Ended October 31,			September 25, 2013(b) through October 31, 2013
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$11.48	$12.62	$10.42	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.09	.06	.09	-	(g)
Net realized and unrealized gain (loss) on investments	.21	(1.12)	2.26	.42
Total from investment operations	.30	(1.06)	2.35	.42
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.05)	(.14)	-
Tax return of capital distributions	(.09)	(.03)	-	-
Distributions from net realized gains	-	-	(.01)	-
Total dividends and distributions	(.17)	(.08)	(.15)	-
Net Asset Value, end of period	$11.61	$11.48	$12.62	$10.42
Total Return(a):	2.62%	(8.46)%	22.67%	4.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12,277	$22,353	$15,521	$21
Average net assets (000)	$16,694	$22,695	$4,906	$17
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	(e)
Expenses before waivers and/or expense reimbursement	1.79%	1.78%	1.95%	25.87%	(e)
Net investment income (loss)	.76%	.52%	.73%	.28%	(e)
Portfolio turnover rate	82%	94%	49%	10%	(f)

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.
(e)	Annualized.
(f)	Not Annualized.
(g)	Less than $.005.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended October 31,			September 25, 2013(b) through October 31, 2013
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$11.42	$12.58	$10.41	$10.00
Income (loss) from investment operations:
Net investment income (loss)	- (g)	(.03)	.01	.01
Net realized and unrealized gain (loss) on investments	.21	(1.13)	2.25	.40
Total from investment operations	.21	(1.16)	2.26	.41
Less Dividends and Distributions:
Dividends from net investment income	(.04)	- (g)	(.08)	-
Tax return of capital distributions	(.04)	- (g)	-	-
Distributions from net realized gains	-	-	(.01)	-
Total dividends and distributions	(.08)	-	(.09)	-
Net Asset Value, end of period	$11.55	$11.42	$12.58	$10.41
Total Return(a):	1.88%	(9.21)%	21.76%	4.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,738	$6,775	$3,835	$40
Average net assets (000)	$5,783	$6,353	$1,104	$17
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.25%	2.25%	2.25%	2.25%	(e)
Expenses before waivers and/or expense reimbursement	2.49%	2.48%	2.70%	38.05%	(e)
Net investment income (loss)	(.02)%	(.22)%	.12%	.52%	(e)
Portfolio turnover rate	82%	94%	49%	10%	(f)

(a)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.
(e)	Annualized.
(f)	Not Annualized.
(g)	Less than $.005.

See Notes to Financial Statements.

Prudential Jennison Global Infrastructure Fund	39

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,			September 25, 2013(b) through October 31, 2013
	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$11.47	$12.62	$10.42	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.11	.09	.22	.01
Net realized and unrealized gain (loss) on investments	.23	(1.13)	2.15	.41
Total from investment operations	.34	(1.04)	2.37	.42
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.08)	(.16)	-
Tax return of capital distributions	(.11)	(.03)	-	-
Distributions from net realized gains	-	-	(.01)	-
Total dividends and distributions	(.20)	(.11)	(.17)	-
Net Asset Value, end of period	$11.61	$11.47	$12.62	$10.42
Total Return(a):	2.96%	(8.28)%	22.91%	4.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$40,811	$47,305	$31,788	$5,247
Average net assets (000)	$40,236	$42,210	$20,117	$5,113
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	(e)
Expenses before waivers and/or expense reimbursement	1.49%	1.48%	2.08%	22.65%	(e)
Net investment income (loss)	.94%	.75%	1.79%	.56%	(e)
Portfolio turnover rate	82%	94%	49%	10%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on the average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.
(e)	Annualized.
(f)	Not Annualized.

See Notes to Financial Statements.

40

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Global Infrastructure Fund, one of the series constituting Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from September 25, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for each of the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

Prudential Jennison Global Infrastructure Fund	41

Federal Income Tax Information (unaudited)

For the year ended October 31, 2016, the Series reports under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Global Infrastructure Fund	100.00%	100.00%

For the year ended October 31, 2016, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $79,016 foreign tax credit from recognized foreign source income of $849,027.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2016.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Global Infrastructure Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding; 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 1996; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Global Infrastructure Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007–December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998—January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Global Infrastructure Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Global Infrastructure Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided

[1]	Prudential Jennison Global Infrastructure Fund is a series of Prudential World Fund, Inc.

Prudential Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2015 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2015. The Board considered that the Fund commenced operations on September 25, 2013 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Infrastructure Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets

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forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•	The Board noted information provided by PI indicating that the Fund’s net total expense ratio was within six basis points of the median of all funds included in the Peer Group.
•	The Board and PI agreed to continue the Fund’s existing expense cap of 1.25% (exclusive of 12b-1 and certain other fees) through February 28, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Global Infrastructure Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Global Infrastructure Fund, Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GLOBAL INFRASTRUCTURE FUND

SHARE CLASS	A	C	Z
NASDAQ	PGJAX	PGJCX	PGJZX
CUSIP	743969792	743969784	743969776

MF217E    0300091-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2016 and October 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $218,104 and $195,675 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(c) Tax Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(d) All Other Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎ Federal, state and local income tax compliance; and,
∎ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies

➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2016 and October 31, 2015 were $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2016